                                Master Trust Deed



                  The Superannuation Members' Home Loans Trusts












                   SUPERANNUATION MEMBERS' HOME LOANS LIMITED

                                   The Manager




                      PERPETUAL TRUSTEES AUSTRALIA LIMITED

                                   The Trustee

                                                  TABLE OF CONTENTS

CLAUSE                                                                                                         PAGE

1.           DEFINITIONS AND INTERPRETATION                                                                       1

1.1          DEFINITIONS                                                                                          1
1.2          INTERPRETATION                                                                                      15
1.3          BINDING ON BONDHOLDERS AND BENEFICIARIES                                                            17

2.           THE SUPERANNUATION MEMBERS' HOME LOANS TRUSTS                                                       17

2.1          APPOINTMENT OF TRUSTEE                                                                              17
2.2          TRUSTEE TO ACT IN INTERESTS OF BENEFICIARIES AND BONDHOLDERS OF A FUND                              17
2.3          SEPARATE AND DISTINCT FUNDS                                                                         17

3.           THE ORIGINATION FUND                                                                                17

3.1          BENEFICIAL INTEREST IN THE ORIGINATION FUNDS                                                        17
3.2          CREATION OF THE FIRST ORIGINATION FUND                                                              17
3.3          CREATION OF ADDITIONAL ORIGINATION FUNDS                                                            18
3.4          NAME OF THE ORIGINATION FUNDS                                                                       18
3.5          DURATION OF AN ORIGINATION FUND                                                                     18

4.           THE SECURITISATION FUNDS                                                                            18

4.1          BENEFICIAL INTEREST IN THE SECURITISATION FUNDS                                                     18
4.2          CREATION OF SECURITISATION FUNDS                                                                    19
4.3          NAME OF THE SECURITISATION FUNDS                                                                    19
4.4          DURATION OF A SECURITISATION FUND                                                                   19

5.           BONDS                                                                                               20

5.1          ACKNOWLEDGEMENT OF INDEBTEDNESS                                                                     20
5.2          LEGAL NATURE OF BONDS                                                                               20
5.3          TERMS OF BONDS                                                                                      20
5.4          INTEREST AND PRINCIPAL ENTITLEMENT OF BONDHOLDERS                                                   20
5.5          MINIMUM DENOMINATION OF BONDS                                                                       20
5.6          BONDS NOT INVALID IF ISSUED IN BREACH                                                               20
5.7          LOCATION OF BONDS                                                                                   20
5.8          NO DISCRIMINATION BETWEEN BONDHOLDERS                                                               21

6.           LIMITS ON RIGHTS OF BONDHOLDERS AND BENEFICIARIES                                                   21




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6.1          GENERAL LIMITS                                                                                      21
6.2          LIMIT ON INTEREST OF INCOME BENEFICIARY IN ASSETS OF AN ORIGINATION FUND                            22
6.3          LIMIT ON INTEREST OF RESIDUAL CAPITAL BENEFICIARY IN ASSETS OF A SECURITISATION FUND                22
6.4          FURTHER LIMITS ON INTERESTS OF BENEFICIARIES                                                        22
6.5          RANKING OF INTEREST OF BENEFICIARIES                                                                23
6.6          FURTHER LIMIT ON INTEREST OF BONDHOLDERS                                                            23
6.7          NO LIABILITY OF BONDHOLDERS OR BENEFICIARIES                                                        23

7.           PROCEDURE FOR ISSUE OF BONDS                                                                        23

7.1          BOND ISSUE DIRECTION FOR AN ORIGINATION FUND                                                        23
7.2          BOND ISSUE DIRECTION FOR A SECURITISATION FUND                                                      23
7.3          REQUIREMENTS FOR A BOND ISSUE DIRECTION                                                             24
7.4          SUPPLEMENTARY BOND TERMS NOTICE                                                                     25
7.5          AMENDMENT                                                                                           26
7.6          COMPLY WITH BOND ISSUE DIRECTION                                                                    26
7.7          PROVISO ON COMPLIANCE WITH BOND ISSUE DIRECTION                                                     26
7.8          ISSUE OF BONDS AND TRANSFER OF BENEFIT OF MORTGAGES                                                 27
7.9          AMOUNT OF BONDS CREATED FOR A SECURITISATION FUND                                                   28
7.10         ISSUE OF BONDS FOR BENEFIT OF ORIGINATION FUND                                                      28
7.11         ISSUE OF BONDS DURING A SUBSCRIPTION PERIOD FOR ORIGINATION FUND                                    29
7.12         ACTION FOLLOWING BOND ISSUE                                                                         29
7.13         NO LIABILITY FOR INSUFFICIENT MONEYS                                                                29
7.14         FURTHER ASSURANCE                                                                                   30
7.15         SUBSEQUENT ADJUSTMENT                                                                               30
7.16         COMMITTED BOND SUBSCRIPTION AGREEMENT                                                               31
7.17         FURTHER ISSUES SUBJECT TO RATING AGENCY APPROVAL                                                    31
7.18         ISSUE OF UNRATED BONDS                                                                              31
7.19         NO LIMIT ON BONDS                                                                                   31
7.20         EXCLUDED ISSUE, OFFER OR INVITATION ONLY                                                            31

8.           TRANSFERS OF BONDS                                                                                  32

8.1          NO RESTRICTIONS ON TRANSFER OF BONDS                                                                32
8.2          MINIMUM TRANSFER                                                                                    32
8.3          FORM OF TRANSFER                                                                                    32
8.4          EXECUTION OF BOND TRANSFER                                                                          32




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CLAUSE                                                                                                         PAGE


8.5          STAMPING OF BOND TRANSFER                                                                           32
8.6          DELIVERY OF BOND TRANSFER TO TRUSTEE                                                                32
8.7          REGISTRATION OF TRANSFEREE AS BONDHOLDER                                                            32
8.8          TRUSTEE ENTITLED TO REFUSE TO REGISTER TRANSFER                                                     33
8.9          REFUSAL TO REGISTER ABSOLUTE                                                                        33
8.10         NO FEE FOR REGISTRATION OF A BOND TRANSFER                                                          33
8.11         TAKING EFFECT OF BOND TRANSFERS                                                                     33
8.12         RIGHTS AND OBLIGATIONS OF TRANSFEREE                                                                34
8.13         PAYMENTS TO TRANSFEREE                                                                              34
8.14         TRANSMISSION OF ENTITLEMENTS                                                                        34
8.15         MARKED BOND TRANSFER                                                                                34
8.16         RELIANCE ON DOCUMENTS                                                                               35
8.17         SPECIMEN SIGNATURES                                                                                 35

9.           BOND REGISTRATION CONFIRMATION                                                                      35

9.1          ISSUE OF BOND REGISTRATION CONFIRMATION                                                             35
9.2          BOND REGISTRATION CONFIRMATION NOT CERTIFICATE OF TITLE                                             36
9.3          EXECUTION OF BOND REGISTRATION CONFIRMATION                                                         36
9.4          MORE THAN ONE BOND REGISTRATION CONFIRMATION                                                        36
9.5          WORN OUT, DEFACED OR LOST BOND REGISTRATION CONFIRMATION                                            36
9.6          JOINT HOLDINGS                                                                                      36
9.7          DELIVERY OF BOND REGISTRATION CONFIRMATION                                                          37

10.          INVESTMENT OF THE FUNDS: GENERALLY                                                                  37

10.1         AUTHORISED INVESTMENTS ONLY                                                                         37
10.2         PRIMARY INVESTMENT POLICY                                                                           37
10.3         MANAGER SELECTS INVESTMENTS                                                                         37
10.4         INVESTMENT PROPOSALS                                                                                38
10.5         LIMITATION ON ACQUISITION OF AUTHORISED INVESTMENTS FOR RATED FUNDS                                 38
10.6         DISPOSAL OR REALISATION OF AUTHORISED INVESTMENTS                                                   38
10.7         TEMPORARY INVESTMENT OF CASH AND LIMITATION ON MATURITY OF AUTHORISED INVESTMENTS                   39
10.8         INTEREST HEDGES AND ENHANCEMENTS                                                                    40
10.9         SUBSTITUTION OF MORTGAGES IN A FUND                                                                 41
10.10        AUTHORISED TRUSTEE INVESTMENTS                                                                      42
10.11        LIMITATION OF TRUSTEE'S PERSONAL LIABILITY                                                          42
10.12        MONEYS PAYABLE TO TRUSTEE                                                                           42




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CLAUSE                                                                                                         PAGE


10.13        SEGREGATION OF ASSETS OF A FUND                                                                     42
10.14        ASSETS OF FUNDS                                                                                     43
10.15        LIABILITIES OF A FUND                                                                               43
10.16        MIXTURE OF ASSETS                                                                                   43

11.          ORIGINATION AND MANAGEMENT OF MORTGAGES                                                             43

11.1         POWER TO ENTER INTO MORTGAGE ORIGINATION AND MANAGEMENT AGREEMENTS                                  43
11.2         APPOINTMENT OF A MORTGAGE MANAGER                                                                   43
11.3         MORTGAGES TO BE ORIGINATED ETC.                                                                     44
11.4         ENFORCEMENT OF RIGHTS                                                                               44
11.5         MANAGER WILL ACT AS MORTGAGE MANAGER                                                                44

12.          THE MANAGER                                                                                         44

12.1         APPOINTMENT OF MANAGER                                                                              44
12.2         COMPLETE POWERS OF MANAGEMENT                                                                       44
12.3         MANAGER TO ACT IN INTERESTS OF BENEFICIARIES AND BONDHOLDERS                                        44
12.4         MANAGER TO ASSIST TRUSTEE                                                                           45
12.5         MANAGER'S POWER TO DELEGATE                                                                         45
12.6         MANAGER'S POWER TO APPOINT ADVISERS                                                                 45
12.7         MANAGER'S BOOKS AVAILABLE TO TRUSTEE                                                                46
12.8         MANAGER WILL ACCOUNT TO TRUSTEE FOR MONEYS RECEIVED                                                 46
12.9         MANAGER TO KEEP TRUST FUND SEPARATE                                                                 46
12.10        MANAGER TO PREPARE NOTICES ETC.                                                                     46
12.11        PRIOR APPROVAL OF CIRCULARS                                                                         46
12.12        TAXES                                                                                               46
12.13        ACQUISITION  OR  DISPOSAL OF ASSETS AND  ENFORCEMENT  OF MORTGAGE  ORIGINATION  AND  MANAGEMENT
             AGREEMENTS                                                                                          47
12.14        MONITOR ENHANCEMENTS AND INTEREST HEDGES                                                            47
12.15        MANAGER CANNOT BIND TRUSTEE UNLESS AUTHORISED                                                       47
12.16        MANAGER MUST PERFORM OBLIGATIONS UNDER OTHER TRANSACTION DOCUMENTS                                  47
12.17        ADDITIONAL COVENANTS BY MANAGER                                                                     47

13.          MANAGER'S FEE                                                                                       48

14.          RETIREMENT OF MANAGER                                                                               48




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CLAUSE                                                                                                         PAGE


14.1         RETIREMENT FOR CAUSE                                                                                48
14.2         TRUSTEE MAY REMOVE RECALCITRANT MANAGER                                                             48
14.3         TRUSTEE APPOINTS REPLACEMENT MANAGER                                                                48
14.4         VOLUNTARY RETIREMENT                                                                                48
14.5         RELEASE OF OUTGOING MANAGER                                                                         49
14.6         NEW MANAGER TO EXECUTE DEED                                                                         49
14.7         SETTLEMENT AND DISCHARGE                                                                            49
14.8         MANAGER'S ENTITLEMENTS ON RETIREMENT/REMOVAL                                                        49
14.9         DELIVERY OF BOOKS, DOCUMENTS, ETC.                                                                  50
14.10        NOTICE TO BONDHOLDERS OF NEW MANAGER                                                                50

15.          TRUSTEE'S POWERS                                                                                    50
15.1         GENERAL POWER                                                                                       50
15.2         SPECIFIC POWERS                                                                                     50
15.3         POWERS TO BE EXERCISED WITH OTHERS                                                                  53
15.4         DELEGATION TO RELATED BODIES CORPORATE                                                              53
15.5         DELEGABLE AND NON-DELEGABLE DUTIES OF TRUSTEE                                                       54
15.6         POWER TO ENFORCE                                                                                    54
15.7         TRUSTEE'S POWER TO APPOINT ATTORNEYS AND AGENTS                                                     54
15.8         GENERALLY UNLIMITED DISCRETION                                                                      55

16.          TRUSTEE'S COVENANTS                                                                                 55

16.1         GENERAL                                                                                             55
16.2         TO ACT CONTINUOUSLY AS TRUSTEE                                                                      55
16.3         TO ACT HONESTLY, DILIGENTLY AND PRUDENTLY                                                           55
16.4         NO DISPOSITIONS OF ASSETS EXCEPT IN ACCORDANCE WITH TRUST DEED                                      55
16.5         INDEMNITY RE ACTS OF TRUSTEE'S DELEGATES                                                            56
16.6         FORWARD NOTICES ETC. TO MANAGER                                                                     56
16.7         TRUSTEE WILL IMPLEMENT MANAGER'S DIRECTIONS                                                         56
16.8         CUSTODIAN                                                                                           56
16.9         PERFORM TRANSACTION DOCUMENTS                                                                       56

17.          TRUSTEE'S FEES AND EXPENSES                                                                         56

17.1         TRUSTEE'S FEE                                                                                       56
17.2         REIMBURSEMENT OF EXPENSES                                                                           57
17.3         SEGREGATION OF FUND EXPENSES                                                                        57

18.          RETIREMENT OF TRUSTEE                                                                               57




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CLAUSE                                                                                                         PAGE


18.1         RETIREMENT FOR CAUSE                                                                                57
18.2         MANAGER MAY REMOVE RECALCITRANT TRUSTEE                                                             57
18.3         MANAGER APPOINTS REPLACEMENT                                                                        57
18.4         VOLUNTARY RETIREMENT FOR CAUSE                                                                      57
18.5         FUNDS TO BE VESTED IN NEW TRUSTEE                                                                   58
18.6         RELEASE OF OUTGOING TRUSTEE                                                                         58
18.7         NEW TRUSTEE TO EXECUTE DEED                                                                         58
18.8         MANAGER AND OUTGOING TRUSTEE TO SETTLE AMOUNTS PAYABLE                                              58
18.9         OUTGOING TRUSTEE TO RETAIN LIEN                                                                     59
18.10        DELIVERY OF BOOKS, DOCUMENTS, ETC.                                                                  59
18.11        NOTICE TO BONDHOLDERS OF NEW TRUSTEE                                                                59

19.          BANK ACCOUNTS                                                                                       59
19.1         OPENING OF BANK ACCOUNTS                                                                            59
19.2         LOCATION OF BANK ACCOUNTS                                                                           60
19.3         NAME OF BANK ACCOUNTS                                                                               60
19.4         PURPOSE OF BANK ACCOUNTS                                                                            60
19.5         AUTHORISED SIGNATORIES                                                                              60
19.6         MANAGER NOT ENTITLED TO HAVE ACCESS                                                                 60
19.7         BANK STATEMENTS AND ACCOUNT INFORMATION                                                             60
19.8         DEPOSITS                                                                                            61
19.9         WITHDRAWALS                                                                                         61
19.10        ALL TRANSACTIONS THROUGH CENTRAL ACCOUNTS                                                           61
19.11        CENTRAL CLEARING ACCOUNT                                                                            62

20.          THE AUDITOR                                                                                         62

20.1         AUDITOR MUST BE REGISTERED                                                                          62
20.2         APPOINTMENT OF AUDITOR                                                                              62
20.3         REMOVAL AND RETIREMENT OF AUDITOR                                                                   62
20.4         APPOINTMENT OF REPLACEMENT AUDITOR                                                                  62
20.5         AUDITOR MAY HAVE OTHER OFFICES                                                                      63
20.6         ACCESS TO WORKING PAPERS                                                                            63
20.7         AUDITOR'S REMUNERATION AND COSTS                                                                    63
20.8         ACCESS TO INFORMATION                                                                               63

21.          ACCOUNTS AND AUDIT                                                                                  63

21.1         MANAGER AND TRUSTEE TO KEEP ACCOUNTS                                                                63




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CLAUSE                                                                                                         PAGE


21.2         MANAGER, TRUSTEE AND AUDITORS MAY INSPECT BOOKS                                                     63
21.3         ACCOUNTS TO BE KEPT IN ACCORDANCE WITH APPROVED ACCOUNTING STANDARDS                                63
21.4         PREPARATION OF ANNUAL ACCOUNTS                                                                      64
21.5         ANNUAL AUDITED ACCOUNTS                                                                             64
21.6         DESPATCH & INSPECTION OF AUDITED ACCOUNTS                                                           64
21.7         TAX RETURNS                                                                                         64

22.          PAYMENTS                                                                                            64

22.1         ORDER OF PAYMENT OF INCOME OF FUNDS                                                                 64
22.2         ORDER OF PAYMENT OF CAPITAL OF FUNDS                                                                65
22.3         PAYMENTS TO FUNDS BENEFICIARY                                                                       66
22.4         SUBORDINATION OF BENEFICIARY'S ENTITLEMENTS                                                         67
22.5         INSUFFICIENT MONEYS                                                                                 67
22.6         INCOME OR CAPITAL                                                                                   67
22.7         NET INCOME, INCOME AND CAPITAL                                                                      67
22.8         ACTION ON THE TERMINATION OF THE FUND                                                               68
22.9         COSTS OF WINDING UP OF A FUND                                                                       68

23.          THE REGISTER                                                                                        69

23.1         DETAILS TO BE KEPT ON THE REGISTER                                                                  69
23.2         PLACE OF KEEPING REGISTER, COPIES AND ACCESS                                                        70
23.3         BRANCH REGISTERS                                                                                    70
23.4         DETAILS ON REGISTER CONCLUSIVE                                                                      71
23.5         CLOSING OF REGISTER                                                                                 71
23.6         ALTERATION OF DETAILS ON REGISTER                                                                   71
23.7         RECTIFICATION OF REGISTER                                                                           72
23.8         CORRECTNESS OF REGISTER                                                                             72
23.9         MANAGER MUST PROVIDE INFORMATION                                                                    72
23.10        ACCESS TO REGISTER BY INCOME BENEFICIARY                                                            72

24.          MEETINGS OF BONDHOLDERS                                                                             72

24.1         APPLICATION OF THIS CLAUSE                                                                          72
24.2         CONVENING OF MEETINGS BY TRUSTEE AND MANAGER                                                        73
24.3         CONVENING OF MEETINGS BY BONDHOLDERS                                                                73
24.4         NOTICE OF MEETINGS                                                                                  73
24.5         CHAIRMAN                                                                                            74
24.6         QUORUM                                                                                              74





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24.7         ADJOURNMENT                                                                                         75
24.8         VOTING PROCEDURE                                                                                    75
24.9         RIGHT TO ATTEND AND SPEAK                                                                           76
24.10        APPOINTMENT OF PROXIES                                                                              76
24.11        CORPORATE REPRESENTATIVES                                                                           77
24.12        RIGHTS OF REPRESENTATIVES                                                                           77
24.13        POWERS OF A MEETING OF BONDHOLDERS                                                                  77
24.14        EXTRAORDINARY RESOLUTION BINDING ON BONDHOLDERS                                                     78
24.15        MINUTES AND RECORDS                                                                                 78
24.16        WRITTEN RESOLUTIONS                                                                                 79
24.17        FURTHER PROCEDURES FOR MEETINGS                                                                     79

25.          PAYMENTS GENERALLY                                                                                  79

25.1         CHEQUE DETAILS                                                                                      79
25.2         PAYMENTS GOOD DISCHARGE                                                                             80
25.3         TRUSTEE TO PREPARE CHEQUES                                                                          80
25.4         VALID RECEIPTS                                                                                      80

26.          TRUSTEE'S AND MANAGER'S POWERS, LIABILITY AND INDEMNITY GENERALLY                                   80

26.1         RELIANCE ON CERTIFICATES                                                                            80
26.2         TRUSTEE AND MANAGER MAY ASSUME SIGNED DOCUMENTS TO BE GENUINE                                       81
26.3         TRUSTEE'S RELIANCE ON MANAGER                                                                       82
26.4         MANAGER'S RELIANCE ON TRUSTEE                                                                       82
26.5         COMPLIANCE WITH LAWS                                                                                82
26.6         TAXES                                                                                               83
26.7         RELIANCE ON EXPERTS                                                                                 83
26.8         OVERSIGHTS OF OTHERS                                                                                83
26.9         POWERS, AUTHORITIES AND DISCRETIONS                                                                 83
26.10        IMPOSSIBILITY OR IMPRACTICABILITY                                                                   84
26.11        DUTIES AND CHARGES                                                                                  84
26.12        LEGAL AND OTHER PROCEEDINGS                                                                         84
26.13        NO LIABILITY EXCEPT FOR NEGLIGENCE ETC.                                                             85
26.14        FURTHER LIMITATIONS ON TRUSTEE'S LIABILITY                                                          85
26.15        FURTHER LIMITATIONS ON MANAGER'S LIABILITY                                                          86
26.16        LIABILITY OF TRUSTEE LIMITED TO ITS RIGHT OF INDEMNITY                                              87
26.17        TRUSTEE'S RIGHT OF INDEMNITY                                                                        87
26.18        EXTENT OF LIABILITY OF MANAGER                                                                      88




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CLAUSE                                                                                                         PAGE


26.19        RIGHT OF INDEMNITY                                                                                  88
26.20        CONFLICTS                                                                                           88
26.21        TRUSTEE NOT OBLIGED TO INVESTIGATE THE MANAGER ETC.                                                 89
26.22        INDEPENDENT INVESTIGATION OF CREDIT                                                                 89
26.23        INFORMATION                                                                                         90

27.          NOTICES                                                                                             90

27.1         NOTICES GENERALLY                                                                                   90
27.2         NOTICES TO BONDHOLDERS                                                                              92
27.3         NOTICES TO DESIGNATED RATING AGENCIES                                                               92

28.          AMENDMENT                                                                                           92

28.1         AMENDMENT BY TRUSTEE                                                                                92
28.2         AMENDMENT WITH CONSENT                                                                              93
28.3         COPY OF AMENDMENTS TO BONDHOLDERS                                                                   93
28.4         COPY OF AMENDMENTS IN ADVANCE TO DESIGNATED RATING AGENCIES                                         93

29.          MISCELLANEOUS                                                                                       94

29.1         DATA BASE TO BE RETAINED AS CONFIDENTIAL                                                            94
29.2         CERTIFICATES BY MANAGER                                                                             94
29.3         WAIVERS, REMEDIES CUMULATIVE                                                                        94
29.4         RETENTION OF DOCUMENTS                                                                              95
29.5         GOVERNING LAW                                                                                       95
29.6         JURISDICTION                                                                                        95
29.7         SEVERABILITY OF PROVISIONS                                                                          95
29.8         COUNTERPARTS                                                                                        95
29.9         INSPECTION OF THIS DEED                                                                             95

SCHEDULE 1                                                                                                       96

SCHEDULE 2                                                                                                       98

SCHEDULE 3                                                                                                      100

SCHEDULE 4                                                                                                      102

SCHEDULE 5                                                                                                      105





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CLAUSE                                                                                                         PAGE


SCHEDULE 6                                                                                                      106

SCHEDULE 7                                                                                                      107

SCHEDULE 8                                                                                                      108

SCHEDULE 9                                                                                                      110


THIS MASTER TRUST DEED is made in _______________ on the _________ day of 1994

BETWEEN SUPERANNUATION MEMBERS' HOME LOANS LIMITED, ACN 005 964 134, a company incorporated in Victoria and having an office at Level 18, 447 Collins Street, Melbourne (hereinafter included in the expression the "MANAGER")

AND PERPETUAL TRUSTEES AUSTRALIA LIMITED, ACN 000 431 827, a company incorporated in New South Wales and having its registered office at Level 7, 39 Hunter Street, Sydney (hereinafter included in the expression the "TRUSTEE")

RECITALS

A. It is intended by this Deed to establish a series of separate trusts, being Origination Funds and Securitisation Funds, to be called collectively the "Superannuation Members' Home Loans Trusts" (or such other name as the Trustee and the Manager may from time to time agree upon, subject to any approvals required by law).

B. The Trustee has agreed to act as the trustee, and the Manager as the manager, of the Origination Funds and the Securitisation Funds.

C. The Trustee as trustee of an Origination Fund will issue Bonds to (but not exclusively) certain superannuation funds and apply the proceeds in the acquisition of Mortgages and other Authorised Investments.

D. The Trustee will reliquefy the position of an Origination Fund by transferring amongst other things the benefit of Mortgages from the Origination Fund to a Securitisation Fund simultaneously with the issue of Bonds by the Trustee as trustee of the Securitisation Fund and by then applying the proceeds thereof to the credit of the Origination Fund.

E. The Trustee may enter into Enhancements, Interest Hedges and a Security Trust Deed in connection with the issue of Bonds by the Trustee as the trustee of an Origination Fund or a Securitisation Fund.

NOW THIS DEED WITNESSES as follows:

1.           DEFINITIONS AND INTERPRETATION

1.1          DEFINITIONS

             In this Deed, the Recitals and the Schedules, unless the context indicates a contrary intention:

             "ACCOUNTS" means accounts as defined in section 9 of the Corporations Law.

             "AGREED PROCEDURES" has the same meaning as in the Mortgage Origination and Management Agreement referred to in paragraph (a) of the definition of this term.

             "APPLICATION FOR BONDS" means an application for Bonds in the form of Schedule 1 or in such other form as may from time to time be agreed between the Trustee and the Manager.

             "APPROVED ACCOUNTING STANDARDS" means:

             (a) the accounting standards from time to time approved under the Corporations Law;

             (b) the requirements of the Corporations Law in relation to the preparation and content of accounts; and

             (c) generally accepted accounting principles and practices in Australia consistently applied, except where inconsistent with the standards or requirements referred to in paragraphs (a) or (b).

             "APPROVED SOLICITOR" has the same meaning as in the Agreed Procedures.

             "ASSETS" in relation to a Fund means the assets forming that Fund.

             "ASSOCIATE" in relation to a person means a person that is taken to be an associate of the firstmentioned person by virtue of Division 2 of Part 1.2 of the Corporations Law.

             "AUDITOR" in relation to a Fund means the auditor of that Fund appointed from time to time pursuant to clause 20.

             "AUSTRACLEAR" means Austraclear Limited a company incorporated in New South Wales and currently carrying on business in New South Wales at 2 O'Connell Street, Sydney.

             "AUSTRACLEAR REGULATIONS" means the regulations published by Austraclear.

             "AUSTRACLEAR SYSTEM" means the "SYSTEM" as defined in the Austraclear Regulations.

             "AUSTRALIAN JURISDICTION" means a State or Territory of the Commonwealth and the Commonwealth of Australia.

                                       3.


             "AUTHORISED INVESTMENTS" means investments which at their date of acquisition are of the following types:

             (a)         Loans secured by Mortgages over Land;

             (b)         cash;

             (c) bonds, debentures, stock or treasury bills of the Commonwealth of Australia or the Government of any State or Territory of the Commonwealth;

             (d) debentures or stock of any public statutory body constituted under the law of the Commonwealth of Australia or of any State of the Commonwealth where the repayment of the principal secured and the interest payable thereon is guaranteed by the Commonwealth or the State;

             (e) notes or other securities of the Commonwealth of Australia or the Government of any State or Territory of the Commonwealth;

             (f) deposits with, or the acquisition of certificates of deposit (whether negotiable, convertible or otherwise), issued by, a Bank;

             (g) bills of exchange which at the time of acquisition have a remaining term to maturity of not more than 200 days, accepted or endorsed by a Bank;

             (h) securities which are "mortgage-backed securities", within the meaning of both section 84FA(1) of the Stamp Duties Act, 1920 of New South Wales and the Trustee Act, 1958 of Victoria; and

             (i)         any other assets of a class of assets that are both:

                         (i)         prescribed for the purposes of
                                     sub-paragraph (iv) of the definition of a "pool of mortgages" in section 84FA(1) of the Stamp Duties Act, 1920 of New South Wales, or are otherwise included within that definition of "pool of mortgages"; and
                         (ii) declared by order of the Governor in Council of Victoria and published in the Victorian Government Gazette to be assets for purposes of

                                       4.


                                    Subdivision (17A) of the Stamps Act, 1958 of
                                    Victoria or are otherwise included within sub-paragraph (b)(ii) of the definition of "pool of mortgages" in section 137NA of that Act.

             (In paragraphs (b)-(i) inclusive of this definition, expressions shall be construed and, if necessary read down, so that the Bonds in relation to any Fund constitute "mortgage-backed securities" for the purposes of both the Stamp Duties Act, 1920 of New South Wales and the Stamps Act, 1958 of Victoria.)

             "AUTHORISED SIGNATORY" in relation to any corporation means any person from time to time certified in writing by two directors of the corporation (or, in the case of the Trustee, by any divisional manager) to be an authorised signatory of the corporation, whose signature appears on such certificate and which such signature is certified thereon by such directors (or such divisional manager) to be that person's signature.

             "AUTHORISED TRUSTEE INVESTMENT" means an investment in which a trustee is authorised from time to time to invest trust funds under the laws of an Australian Jurisdiction.

             "BANK" means a corporation authorised under Part 2 of the Banking Act, 1959 to carry on banking business, including the general business of banking, in Australia or a corporation formed or incorporated under an Act of the Parliament of an Australian Jurisdiction to carry on the general business of banking.

             "BANKING DAY" means a day, other than a Saturday, Sunday or public holiday in New South Wales and Victoria, on which Banks are open for business in Sydney and Melbourne.

             "BENEFICIARY" or "BENEFICIARIES" in relation to a Fund means the person or persons for whom the Trustee holds the Fund on trust pursuant to clauses 3.1 or 4.1 (as the case may be).

             "BOND" means a debt security of the nature referred to in clause
             5.2 issued by the Trustee as trustee of a Fund.

             "BONDHOLDER" means at any given time a person then appearing in the Register as the holder of a Bond.

             "BOND ISSUE DATE" in relation to a Fund and Bonds means the date on which the Bonds are issued by the Trustee as trustee of that Fund and, in the case of a proposed issue of Bonds, means the date for this referred to in the corresponding Bond Issue Direction.

                                       5.


             "BOND ISSUE DIRECTION" means an Origination Fund Bond Issue Direction or a Securitisation Fund Bond Issue Direction.

             "BOND REGISTRATION CONFIRMATION" means a confirmation relating to the registration of a person as the holder of a Bond in the form set out in Schedule 2 or in such other form as may from time to time be agreed between the Trustee and the Manager.

             "BOND TRANSFER" means a transfer and acceptance of Bonds in the form of Schedule 4 or in such other form as may from time to time be agreed between the Trustee and the Manager.

             "CLASS" in relation to Bonds issued, or to be issued, in respect of a Fund means Bonds having as amongst themselves the same rights or restrictions with regard to the payment of interest, the repayment of principal, voting or otherwise.

             "COMMITTED BOND SUBSCRIPTION AGREEMENT" means any deed, agreement or arrangement relating to the issue, subscription, sale or similar of Bonds including, without limiting the generality of the foregoing, any underwriting agreement, dealer agreement, issue and purchase agreement or subscription agreement relating to Bonds.

             "CREDITOR" in relation to a Fund means a creditor of the Trustee (including without limiting the generality of the foregoing, the Bondholders and the Manager in relation to the Fund) in its capacity as trustee of the Fund.

             "DATA BASE" in relation to the Trustee and the Manager means all information, data and records collected, held or stored in any way or in any medium (including, without limiting the generality of the foregoing, computer retention and storage) by or for the Trustee and the Manager respectively relating to persons to whom a Loan has been granted by the Trustee or by whom a Mortgage or any Related Security is given to the Trustee pursuant to or as contemplated by this Deed or a Mortgage Origination and Management Agreement.

             "DESIGNATED RATING" in relation to an Interest Hedge or Enhancement provided to, or the benefit of which is held by, the Trustee as trustee of Fund, means a credit rating of the party providing the Interest Hedge or Enhancement as specified or approved by each Designated Rating Agency for the Fund.

                                       6.

             "DESIGNATED RATING AGENCY" in relation to a Fund, or Bonds issued or to be issued by the Trustee of a Fund, means each Rating Agency which has been requested by the Manager to rate such Bonds in relation to the Fund.

             "DOLLAR" or "$" means the lawful currency for the time being of the Commonwealth of Australia.

             "ENHANCEMENTS" means a Mortgage Insurance Policy, a Stand-by Arrangement, a Guaranteed Investment Contract and any other security, support, rights or benefits in support of or substitution for an Authorised Investment or the income or benefit arising thereon.

             "EVENT OF INSOLVENCY" in relation to the Trustee or the Manager (each is hereinafter referred to as a "RELEVANT CORPORATION") means any of the following events:

             (a) (LIQUIDATION): the relevant corporation goes into liquidation (except for the purpose of amalgamation or reconstruction or some similar purpose);

             (b) (RECEIVERSHIP): a receiver, receiver and manager or administrator is appointed (by the relevant corporation or by any other person) to the undertaking of the relevant corporation or any part thereof (except, in the case of the Trustee where this occurs in relation to another trust of which it is the trustee); or

             (c) (CEASES TO CARRY ON BUSINESS): the relevant corporation ceases to carry on business.

             "EXPENSES" in relation to a Fund means all costs, charges and expenses incurred by the Trustee or the Manager in the operation of the Fund pursuant to this Deed including, without limiting the generality of the foregoing, the following to the extent to which they relate to the Fund:

             (a) any amounts payable or incurred by the Trustee or the Manager under any Enhancement or Interest Hedge;

             (b) any amounts (other than fees) payable by the Trustee or the Manager to a Mortgage Manager under its corresponding Mortgage Origination and Management Agreement;

                                       7.


             (c) any amounts payable under or incurred by the Trustee or the Manager under any Committed Bond Subscription Agreement or Security Trust Deed;

             (d) any fees and other amounts payable to the Manager under this Deed;

             (e)         any fees and expenses payable to the Auditor;

             (f) any fees and expenses charged from time to time by Austraclear to the Trustee's account in the exercise of the Trustee's power pursuant to clause 15.2(k);

             (g) any costs of postage and printing of all cheques, accounts, statements, notices, Bond Registration Confirmations and other documents required to be posted to the Beneficiaries or Bondholders of the Fund under this Deed;

             (h) any costs of any valuation of the Fund or of any Asset of the Fund;

             (i) any expenses incurred in connection with the bank accounts of the Trustee in relation to the Fund and bank fees (including but not limited to account keeping fees) and other bank or government charges (including but not limited to bank account debits tax and charges in respect of financial institutions duty) incurred in connection with the keeping of, or the transaction of business through, the internal accounts and bank accounts of the Trustee and their management;

             (j) any fees, charges and amounts which are paid or payable to any person appointed or engaged by the Trustee or the Manager pursuant to this Deed to the extent that the fees, charges and amounts would be payable or reimbursable to the Trustee or the Manager under any other provision of this definition or under any other provision of this Deed if the services performed by the person so appointed or engaged had been carried out directly by the Trustee or the Manager and to the extent that those fees, charges and amounts are reasonable in amount and properly incurred;

             (k) the amount of any indemnity from the Fund claimed by the Trustee or the Manager pursuant to clause 26.12;

             (l) all legal costs and disbursements (calculated in the same

                                       8.


                         manner pursuant to clause 26.12) incurred by the Manager and the Trustee in relation to settling and executing any Transaction Document and any subsequent consent, agreement, approval, waiver or amendment thereto or in relation to any matter of concern to the Manager or the Trustee in relation to a Transaction Document or the Fund provided that the basis of incurring any such costs and disbursements by the Trustee has been approved in advance by the Manager;

             (m) any costs incurred by the Manager or the Trustee in, or in connection with, the retirement or removal of the Trustee or the Manager respectively under this Deed and the appointment of any person in substitution to the extent that those costs are reasonable in amount and properly incurred; and

             (n) any other costs, charges, expenses, fees, liabilities, Taxes (including stamp duty payable on cheques), imposts and other outgoings properly incurred by the Trustee or the Manager in exercising their respective powers, duties and obligations under this Deed or any other Transaction Document (other than the Bonds), provided that:

             (o) general overhead costs and expenses of the Trustee and the Manager (including, without limitation, rents and any amounts payable by the Trustee or the Manager (as applicable) to its employees in connection with their employment) incurred directly or indirectly in connection with the business of the Trustee or the Manager (as applicable) or in the exercise of its rights, powers and discretions or the performance of its duties and obligations in relation to the Fund; and

             (p) any fees payable by the Manager under the Management Support Deed,

             shall not constitute Expenses.

             "EXTRAORDINARY RESOLUTION" in relation to the Bondholders of a Fund means, subject to the provisions of any Security Trust Deed in respect of the Fund:

             (a) a resolution passed at a meeting of the Bondholders of that

                                       9.


                         Fund duly convened and held in accordance with the provisions contained in clause 24 by a majority consisting of not less than three quarters of the votes cast thereat; or

             (b) a resolution in writing pursuant to clause 24.16 signed by all the Bondholders of that Fund.

             "FACE VALUE" means:

             (a) in relation to an Authorised Investment, the face value or the principal amount payable in respect of the Authorised Investment;

             (b) in relation to a Mortgage, the original principal amount of the Loan secured by that Mortgage; and

             (c) in relation to any Bond, the principal face value of the Bond or (as the case may be) the aggregate of such face values in relation to all Bonds on issue in respect of a Fund.

             "FEE PAYMENT DATE" in relation to a Fund means each date for the payment of the Manager's Fee in relation to that Fund pursuant to
             Schedule 9.

             "FINAL MATURITY DATE" in relation to a Bond means the date specified in the corresponding Supplementary Bond Terms to be the last, or where there is only one specified the, Principal Amortisation Date of the Bond.

             "FINANCIAL DEFAULT" in relation to any Bonds in respect of a Fund means, subject to any provision to the contrary in the corresponding Supplementary Bond Terms, any failure by the Trustee as trustee of the Fund to pay within 3 Banking Days of the due date:

             (a)         the Manager's Fee in relation to the Fund;

             (b)         the Trustee's Fee in relation to the Fund;

             (c) any amounts payable under any Interest Hedge or Enhancement in relation to the Fund; or

             (d) any Interest Entitlement or Principal Entitlement on any Bonds in relation to the Fund,

             construed in all cases in the absence of any provision in this Deed or in any document in relation to the foregoing regarding a limitation on the

                                      10.


             Trustee's liability which would have the effect of reducing the amount otherwise due and, in the case of paragraph (d), also construed in the absence of clause 22.5 unless the Supplementary Bond Terms for the Bonds provide otherwise.

             "FINANCIAL YEAR" in relation to a Fund means each period of 12 months ending on 30 June in each calendar year provided that the first Financial Year of a Fund shall be the period from the date of its creation pursuant to this Deed to the immediately following 30 June and the last Financial Year of a Fund shall commence on the day immediately after the last day of the full Financial Year immediately preceding its Termination Date and end on that Termination Date.

             "FUND" means each Origination Fund and Securitisation Fund and "FUNDS" means every Fund.

             "GOVERNMENT AGENCY" means the government of any Australian Jurisdiction or of any other country or political subdivision thereof and any minister, department, office, commission, instrumentality, agency, board, authority or organ thereof, or any delegate or person deriving authority from any of the foregoing.

             "GUARANTEED INVESTMENT CONTRACT" means a guaranteed investment contract (expressed in Dollars) of a type approved by the Chief Commissioner of Stamp Duties in New South Wales pursuant to paragraph (d) of Regulation 4 of the Stamp Duties (Mortgage-Backed Securities) Regulation, 1986 of New South Wales.

             "INCOME BENEFICIARY" means P.T. Limited, ACN 004 454 666.

             "INCOME DISTRIBUTION DATE" in relation to an Income Distribution Period for a Fund means the date falling on the last day of the first calendar month after the end of that Income Distribution Period (or such other date specified by the Manager in writing to the Trustee prior to the first issue of Bonds by the Trustee as trustee of the Fund).

             "INCOME DISTRIBUTION PERIOD" in relation to a Fund means each Financial Year of the Fund or any series of periods during the Financial Year of a Fund specified in writing by the Manager to the Trustee prior to the first issue of Bonds by the Trustee as trustee of the Fund provided the first of such periods in a Financial Year commences on (and includes) the first day of the Financial Year and the last of such periods in a Financial Year ends on (and includes) the last day of the Financial Year.

                                      11.


             "INCOME TRUST DEED" means the Trust Deed dated on or about the date of this Deed between the Income Beneficiary and the Manager.

             "INCOME TRUSTS" means the trusts known as the "Superannuation Members' Home Loans Income Trusts" and established pursuant to the Income Trust Deed.

             "INTEREST ENTITLEMENT" in relation to a Bond and an Interest Payment Date means the amount of interest accrued in respect of that Bond and due for payment on that Interest Payment Date, determined in accordance with the corresponding Supplementary Bond Terms.

             "INTEREST HEDGE" means any futures contract, option agreement, hedge, swap, cap, forward rate agreement or other arrangement in relation to interest rates made by the Trustee (whether alone or with the Manager or any other person) in accordance with this Deed.

             "INTEREST PAYMENT DATE" in relation to a Bond means each date for the payment of interest under the Bond as specified in the corresponding Supplementary Bond Terms.

             "LAND" means:

             (a) any estate or interest whether at law or in equity in freehold or leasehold land, including all improvements on such land; and

             (b) any parcel and any lot, common property and land comprising a parcel within the meaning of the Strata Titles Act, 1973 (New South Wales) or the Community Land Development Act, 1989 (New South Wales) or any equivalent legislation in any other Australian Jurisdiction.

             "LOAN" means a loan or other form of financial accommodation.

             "MANAGEMENT SUPPORT DEED" means a Management Support Deed dated on or about the date of this Deed and made between the Manager, National Mutual Funds Management Limited, ACN 006 787 720 and the Trustee.

             "MANAGER" means Superannuation Members' Home Loans Limited or, in the event of the retirement or removal of Superannuation Members' Home Loans Limited as Manager, the substitute person appointed in its place by the Trustee pursuant to this Deed, and includes the Trustee when acting as the Manager in accordance with this Deed.

                                      12.


             "MANAGER'S DEFAULT" in relation to a Fund means:

             (a) (BREACH BY MANAGER): the Manager breaches any obligation or duty imposed on the Manager under this Deed or any other Transaction Document in relation to the Fund; and

             (b) (REMAINS UNREMEDIED): the Manager fails or neglects after 30 days' notice from the Trustee to remedy such breach.

             "MANAGER'S FEE" in relation to a Fund means the Manager's fee in relation to that Fund pursuant to clause 13 and Schedule 9.

             "MARKED BOND TRANSFER" means a Bond Transfer marked by the Trustee in accordance with clause 8.15.

             "MOODY'S" means Moody's Investors Service Inc of 99 Church Street, New York or Moody's Investors Service Pty. Limited of 182 George Street, Sydney, and their respective successors and assigns.

             "MORTGAGE" means a registered (or pending registration, registrable) mortgage over Land, situated in any Australian Jurisdiction, granted or transferred to the Trustee and securing the repayment of the principal amount of a Loan and all other moneys payable under the Loan and the Mortgage and granted or transferred to the Trustee.

             "MORTGAGE INSURANCE POLICY" means a policy of insurance under which, amongst other things, an insurer insures a Mortgage against loss by the Trustee for a fixed sum or a percentage (up to and including 100%) of the principal amount of the Loan secured thereby.

             "MORTGAGE INSURER" means an insurer under a Mortgage Insurance Policy.

             "MORTGAGE MANAGER" means National Mutual Property Services (Aust.) Pty. Limited, ACN 006 240 884, and any other person appointed as a "Mortgage Manager" under a Mortgage Origination and Management Agreement.

             "MORTGAGE ORIGINATION AND MANAGEMENT AGREEMENT" means:

             (a) a Mortgage Origination and Management Agreement dated on or about the date of this Deed and made between the Trustee, the Manager and National Mutual Property Services (Aust.) Pty. Limited; and

                                      13.


             (b) any other agreement from time to time entered into, inter alia, by the Trustee, the Manager and any other person appointed thereunder as Mortgage Manager regarding the origination, management and enforcement of Mortgages, Loans and Related Securities.

             "MORTGAGE TRANSFER PROPOSAL" means a proposal by the Manager to the Trustee in the form of Schedule 6 or in such other form as may from time to time be agreed between the Trustee and the Manager.

             "MORTGAGOR" means the mortgagor under a Mortgage.

             "NET INCOME" in relation to a Fund for an Income Distribution Period has the meaning given to it for that Fund and for that Income Distribution Period pursuant to clause 22.7.

             "NET INCOME ACCOUNT" in relation to an Origination Fund means the bank account established by the Trustee as trustee of that Origination Fund pursuant to clause 19.1(c).

             "NOTICE OF CREATION OF A SECURITISATION FUND" means a notice in the form of Schedule 5 or in such other form as may from time to time be agreed between the Trustee and the Manager.

             "NOTICE OF CREATION OF AN ORIGINATION FUND" means a notice in the form of Schedule 7 or in such other form as may from time to time be agreed between the Trustee and the Manager.

             "ORIGINATION FUND" means each individual trust fund from time to time created pursuant to clauses 3.2 or 3.3.

             "ORIGINATION FUND BOND ISSUE DIRECTION" means a direction by the Manager to the Trustee to issue Bonds as trustee of the Origination Fund, in the form of Schedule 8 or in such other form as may from time to time be agreed between the Trustee and the Manager.

             "OUTSTANDING PRINCIPAL BALANCE" means:

             (a) in relation to a Bond at a given time, the then principal paid up on the Bond and which has not been repaid prior to that time; and

             (b) in relation to a Mortgage at a given time, the then principal under the Loan secured by the Mortgage and which has not been repaid prior to that time.

                                      14.


             "PARTICIPATING SUPERANNUATION FUND" means a superannuation fund that:

             (a)         either:

                         (i) has as one of its trustees or as a director of its corporate trustee a person appointed or nominated by a trade union or industrial organisation affiliated with the Australian Council of Trade Unions; or

                         (ii)        is approved by the Manager; and

             (b)         is a Bondholder in relation to an Origination Fund.

             "PORTFOLIO OF MORTGAGES" means the Mortgages specified by the Manager in a Securitisation Fund Bond Issue Direction.

             "PRINCIPAL AMORTISATION DATE" in relation to a Bond means each date for the repayment of part or all of the outstanding principal in relation to the Bond as specified in the corresponding Supplementary Bond Terms.

             "PRINCIPAL ENTITLEMENT" in relation to a Bond and a Principal Amortisation Date means the amount of principal in respect of the Bond due to be repaid on that Principal Amortisation Date, determined in accordance with the corresponding Supplementary Bond Terms.

             "RATED FUND" means a Fund in respect of which there is a Designated Rating Agency.

             "RATING AGENCY" means Moody's, S&P or any other recognised rating agency designated from time to time in writing by the Manager to the Trustee.

             "REGISTER" means the register maintained by the Trustee pursuant to clause 23.

             "REGISTERED COMPANY AUDITOR" has the same meaning as in the Corporations Law.

             "RELATED BODY CORPORATE" has the same meaning as in section 9 of the Corporations Law.

             "RELATED SECURITIES" in relation to a Mortgage or a Loan means any guarantees, indemnities or Security Interests granted in respect of, or in connection with, the Mortgage or the Loan.

                                      15.


             "REPRESENTATIVE" means:

             (a) in the case of any Bondholder, a person appointed as a proxy for that Bondholder pursuant to clause 24.10; and

             (b) without limiting the generality of paragraph (i), in the case of a Bondholder which is a body corporate, a person appointed pursuant to clause 24.11 by the Bondholder.

             "RESIDUAL CAPITAL BENEFICIARY" means National Mutual Funds Management Limited.

             "S&P" means Standard & Poor's (Australia) Pty. Limited, trading as "Standard & Poor's Ratings Group", of 10th Floor, 63 Exhibition Street, Melbourne and its successors and assigns.

             "SECURITISATION FUND" means each individual trust fund from time to time created pursuant to clause 4.2.

             "SECURITISATION FUND BOND ISSUE DIRECTION" means a direction by the Manager to the Trustee to issue Bonds as trustee of a Securitisation Fund, in the form of Schedule 3 or in such other form as may from time to time be agreed between the Trustee and the Manager.

             "SECURITY INTEREST" includes any mortgage, pledge, lien, charge, encumbrance, hypothecation, title retention, preferential right or trust arrangement.

             "SECURITY TRUST DEED" in relation to a Fund means a deed between the Trustee as trustee of that Fund, the Manager and a person acting as security trustee under which, amongst other things, the Trustee as trustee of the Fund charges all or some of the Assets of the Fund to secure the payment of moneys owing to the Bondholders of the Fund in favour of such security trustee as trustee for such Bondholders.

             "SECURITY TRUSTEE" means a security trustee under a Security Trust Deed and any successor trustee appointed under that Security Trust Deed.

             "STAND-BY ARRANGEMENT" means an agreement made by the Trustee as trustee of a Fund (whether alone or with the Manager or any other person) with a person where the person agrees to fund the payment to Bondholders by the Trustee as trustee of the Fund of amounts due to

                                      16.


             the Bondholders to an agreed limit or extent to cover a short-fall of funds available in the Fund due to, amongst other things, default by a Mortgagor or Mortgagors under one or more Mortgages.

             "SUBSCRIPTION AMOUNT" in relation to any proposed Bonds means the total amount payable by the proposed Bondholders in relation thereto, as specified in the corresponding Bond Issue Direction.

             "SUBSCRIPTION PERIOD" in relation to a proposed issue of Bonds by the Trustee as trustee of an Origination Fund, means the period in which subscriptions for Bonds may be received from intending Bondholders as specified in the corresponding Origination Fund Bond Issue Direction.

             "SUPPLEMENTARY BOND TERMS" in relation to a Bond means the supplementary terms relating to the Bond specified in the corresponding Supplementary Bond Terms Notice.

             "SUPPLEMENTARY BOND TERMS NOTICE" means a written notice from the Manager to the Trustee satisfying the requirements of clause 7.4.

             "TAXATION ACT" means the Income Tax Assessment Act, 1936 (Commonwealth).

             "TAX" and "TAXES" means any tax, levy, impost, deduction, charge, rate, stamp duty, financial institutions duty, bank accounts debit tax or any other tax, withholding or remittance of any nature which is now or later payable or required to be remitted to, or imposed or levied, collected or assessed by a Government Agency, together with any interest, penalty, charge, fee or other amount imposed or made in respect thereof.

             "TERMINATION DATE" in relation to a Fund means the earliest of the following dates in relation to that Fund:

             (a)         the eightieth anniversary of the date of this Deed;

             (b) the date upon which the Fund terminates by operation of statute or by the application of general principles of law;

             (c) if Bonds have been issued by the Trustee as trustee of the Fund:

                         (i) the Banking Day immediately following the date upon which the Trustee pays in full all moneys due or which may become due, whether contingently or otherwise,

                                      17.


                                     to Bondholders in respect of such Bonds; or

                         (ii) if prior thereto a Financial Default has occurred, the date appointed by the Bondholders in relation to the Fund as the Termination Date pursuant to clause 24;

             (d) if Bonds have not been issued by the Trustee as trustee of the Fund, the date appointed by the Manager as the Termination Date by notice in writing to the Trustee,

             provided that if an Origination Fund is a Beneficiary of a Securitisation Fund, any date under paragraphs (c) and (d) above for the Origination Fund accruing prior to the Termination Date of the Securitisation Fund shall be extended to the Banking Day immediately following the Termination Date of the Securitisation Fund (or if there is more than one Securitisation Fund, the Termination Date of the final remaining Securitisation Fund).

             "TITLE DOCUMENTS" means the documents of title and other supporting documents in relation to the Authorised Investments of the Funds.

             "TRANSACTION DOCUMENTS" means:

             (a)         this Deed;

             (b)         each Mortgage Origination and Management Agreement;

             (c)         each Security Trust Deed;

             (d)         each Interest Hedge and Enhancement;

             (e)         each Committed Bond Subscription Agreement;

             (f) all Bonds from time to time (including the Supplementary Bond Terms in relation thereto);

             (g)         the Management Support Deed;

             (h) each other document which is expressed to be, or which is agreed by the Manager and Trustee to be, a Transaction Document for the purposes hereof; and

             (i) each other document that is executed under or which is or is expressed to be incidental or collateral to, any other Transaction Document,

                                      18.


             and in relation to a given Fund means all of the foregoing to the extent that they relate to that Fund.

             "TRUSTEE" means Perpetual Trustees Australia Limited in its capacity as the trustee of the Funds, or in the event of the retirement or removal of Perpetual Trustees Australia Limited as Trustee, a substitute person appointed in its place by the Manager pursuant to this Deed and includes the Manager when acting as the Trustee in accordance with this Deed.

             "TRUSTEE'S DEFAULT" in relation to a Fund means:

             (a) (BREACH BY THE TRUSTEE): the Trustee breaches any obligation or duty imposed on the Trustee under this Deed, or any other Transaction Document, in relation to the Fund; and

             (b) (REMAINS UNREMEDIED): the Trustee fails or neglects after 30 days' notice from the Manager to remedy such breach.

             "TRUSTEE'S FEE" in relation to a Fund means the Trustee's fee for that Fund pursuant to clause 17.1.

1.2          INTERPRETATION

             In this Deed, the Recitals and Schedules, unless the context indicates a contrary intention:

             (a) the expression "PERSON" includes an individual, a body politic, a corporation and a statutory or other authority or association (incorporated or unincorporated);

             (b) a reference to any party includes that party's executors, administrators, successors, substitutes and assigns, including any person taking by way of novation;

             (c) a reference herein to any legislation or to any section or provision thereof includes any statutory modification or re-enactment or any statutory provision substituted therefor and all ordinances, by-laws, regulations and other statutory instruments issued thereunder;

             (d) the expression "CORPORATION" means any body corporate wherever formed or incorporated, including without limiting the generality of the foregoing, any public authority or any instrumentality of the Crown in the right of any Australian

                                      19.


                         Jurisdiction;

             (e) the expression "CERTIFIED" by a corporation or person means certified in writing by 2 Authorised Signatories of the corporation or by that person respectively and "CERTIFY" and like expressions shall be construed accordingly;

             (f) words importing the singular shall include the plural (and vice versa) and words denoting a given gender shall include all other genders;

             (g) clause, sub-clause and paragraph headings or side headings are for convenience only and shall not affect the interpretation of this Deed;

             (h) a reference to a clause or a Schedule is, respectively, a reference to a clause or Schedule of this Deed;

             (i) where any word or phrase is given a defined meaning any other part of speech or other grammatical form in respect of such word or phrase has a corresponding meaning;

             (j) where the day on or by which any sum is payable hereunder or any act, matter or thing is to be done is a day other than a Banking Day such sum shall be paid and such act, matter or thing shall be done on the next succeeding Banking Day;

             (k) all accounting terms shall be interpreted in accordance with the Approved Accounting Standards;

             (l)         a reference to a "MONTH" is to a calendar month; and

             (m) a reference to any document is to such document as amended, varied, supplemented or novated from time to time.

1.3          BINDING ON BONDHOLDERS AND BENEFICIARIES

             This Deed shall be binding on all Bondholders and the Beneficiaries as if each was originally a party to this Deed.

                                      20.


2.           THE SUPERANNUATION MEMBERS' HOME LOANS TRUSTS

2.1          APPOINTMENT OF TRUSTEE

             The Trustee is hereby appointed, and agrees to act, as trustee of each Fund upon, and subject to, the terms and conditions of this Deed.

2.2          TRUSTEE TO ACT IN INTERESTS OF BENEFICIARIES AND BONDHOLDERS OF A
             FUND

             The Trustee shall, in respect of each Fund, act in the interests of the Beneficiaries and Bondholders in relation to that Fund on, and subject to, the terms and conditions of this Deed.

2.3          SEPARATE AND DISTINCT FUNDS

             Each Fund shall be a separate and distinct trust fund held by the Trustee on separate and distinct terms and conditions.

3.           THE ORIGINATION FUND

3.1          BENEFICIAL INTEREST IN THE ORIGINATION FUNDS

             The Trustee shall hold each Origination Fund, and each Asset comprised therein from time to time, on trust:

             (a) (NET INCOME): as to only the Net Income of the Origination Fund for each Income Distribution Period, and the amount standing from time to time to the credit of the Net Income Account of the Origination Fund, for the Income Beneficiary; and

             (b) (BALANCE): as to the balance, for the Residual Capital Beneficiary,

             in both cases, on and subject to the terms and conditions of this Deed.

3.2          CREATION OF THE FIRST ORIGINATION FUND

             (a) (INITIAL ASSETS OF FIRST ORIGINATION FUND): Upon the execution of this Deed, the Manager shall lodge with the Trustee the sum of $100 to constitute the initial Assets of the first Origination Fund.

             (b) (CONSTITUTION OF THE FIRST ORIGINATION FUND): Upon the execution of this Deed and the payment of the sum referred to

                                      21.


                         in clause 3.2(a), the first Origination Fund shall be created.

3.3          CREATION OF ADDITIONAL ORIGINATION FUNDS

             (a) (MANAGER MAY CREATE): The Manager may at any time create an additional Origination Fund by lodging with the Trustee:

                         (i) (NOTICE OF CREATION): a duly completed and executed Notice of Creation of an Origination Fund; and

                         (ii) (INITIAL ASSETS): the sum of $100 to constitute the initial Assets of the additional Origination Fund.

             (b) (CONSTITUTION OF ADDITIONAL ORIGINATION FUNDS): Upon the satisfaction of clause 3.3(a), the additional Origination Fund referred to in the corresponding Notice of Creation of an Origination Fund pursuant to clause 3.3(a)(i) shall thereupon be created.

             (c) (NO LIMIT ON ORIGINATION FUNDS): There shall be no limit on the number of Origination Funds that may be created pursuant to this Deed.

3.4          NAME OF THE ORIGINATION FUNDS

             Each Origination Fund shall be known as:

             (a) (INITIAL NAME): the "Superannuation Members' Home Loans Origination Fund No. X" where "X" represents the consecutive order of creation of the Origination Fund; for example, in the case of the first Origination Fund the "Superannuation Members' Home Loans Origination Fund No. 1"; or

             (b) (ALTERNATIVE NAME): such other name as the Trustee and the Manager may from time to time agree upon (subject to any approvals required by law).

3.5          DURATION OF AN ORIGINATION FUND

             Each Origination Fund shall continue until, and shall terminate on, its respective Termination Date.

                                      22.


4.           THE SECURITISATION FUNDS

4.1          BENEFICIAL INTEREST IN THE SECURITISATION FUNDS

             The Trustee shall hold each Securitisation Fund, and each Asset comprised therein from time to time, on trust:

             (a) (RESIDUAL CAPITAL): as to $100 only of the capital of the Securitisation Fund, for the Residual Capital Beneficiary; and

             (b) (BALANCE): as to the balance, for the Trustee as trustee of the Origination Fund specified in the corresponding Notice of Creation of a Securitisation Fund referred to in clause 4.2(a)(i) (or if more than one Origination Fund is so specified, in the percentages therein referred to), in both cases, on and subject to the terms and conditions of this Deed.

4.2          CREATION OF SECURITISATION FUNDS

             (a) (MANAGER MAY CREATE): The Manager may at any time create a Securitisation Fund by lodging with the
                         Trustee:

                         (i) (NOTICE OF CREATION): a duly completed and executed Notice of Creation of a Securitisation Fund; and

                         (ii) (INITIAL ASSETS): the sum of $100 to constitute the initial Assets of the Securitisation Fund.

             (b) (CONSTITUTION OF A SECURITISATION FUND): Upon the satisfaction of clause 4.2(a), the Securitisation Fund referred to in the corresponding Notice of Creation of a Securitisation Fund pursuant to clause 4.2(a)(i) shall thereupon be created.

             (c) (NO LIMIT ON SECURITISATION FUNDS): There shall be no limit on the number of Securitisation Funds that may be created pursuant to this Deed.

4.3          NAME OF THE SECURITISATION FUNDS

             Each Securitisation Fund shall be known as:

             (a) (INITIAL NAME): the "Superannuation Members' Home Loans Securitisation Fund No. X" where "X" represents the consecutive order of creation of the Securitisation Fund; for

                                      23.


                         example, in the case of the first Securitisation Fund the "Superannuation Members' Home Loans Securitisation Fund No. 1"; or

             (b) (ALTERNATIVE NAME): such other name as the Trustee and the Manager may from time to time agree upon (subject to any approvals required by law).

4.4          DURATION OF A SECURITISATION FUND

             Each Securitisation Fund shall continue until, and shall terminate on, its respective Termination Date.

5.           BONDS

5.1          ACKNOWLEDGEMENT OF INDEBTEDNESS

             Subject to the terms of this Deed, the Trustee hereby acknowledges its indebtedness as trustee of each Fund for the principal represented by the Bonds issued by it as trustee of that Fund.

5.2          LEGAL NATURE OF BONDS

             The Bonds issued by the Trustee shall constitute debenture stock.

5.3          TERMS OF BONDS

             All Bonds issued by the Trustee as trustee of a Fund shall be issued with the benefit of, and subject to, this Deed, the Supplementary Bond Terms relating to such Bonds and the Security Trust Deed (if any) relating to that Fund. The Supplementary Bond Terms in relation to Bonds shall be binding on the Manager, the Trustee and the corresponding Bondholders.

5.4          INTEREST AND PRINCIPAL ENTITLEMENT OF BONDHOLDERS

             Subject to this Deed, the corresponding Supplementary Bond Terms and the Security Trust Deed (if any) relating to a Fund, the Trustee as trustee of each Fund shall in respect of the Bonds issued by it in such capacity pay to the Bondholders of those
             Bonds:

             (a) (INTEREST): their Interest Entitlement on each Interest Payment Date; and

             (b)         (PRINCIPAL): their Principal Entitlement on each
                         Principal

                                      24.


                         Amortisation Date.

5.5          MINIMUM DENOMINATION OF BONDS

             The minimum denomination of each Bond shall be $100,000 or such other amount specified in the corresponding Supplementary Bond Terms.

5.6          BONDS NOT INVALID IF ISSUED IN BREACH

             No Bond shall be invalid or unenforceable on the ground that it was issued in breach of this Deed or any other Transaction Document.

5.7          LOCATION OF BONDS

             The property in Bonds shall for all purposes be regarded as situated at the place where the Register is located on which such Bonds are recorded.

5.8          NO DISCRIMINATION BETWEEN BONDHOLDERS

             There shall not be any discrimination or preference between Bonds, or the corresponding Bondholders, in relation to a Fund by reason of the time of issue of Bonds or for any other reason, subject only to the Supplementary Bond Terms relating to the Bonds and the terms of the Security Trust Deed (if any) relating to the Fund.

6.           LIMITS ON RIGHTS OF BONDHOLDERS AND BENEFICIARIES

6.1          GENERAL LIMITS

             No Bondholder or Beneficiary shall be entitled to:

             (a) (REQUIRE TRANSFER): require the transfer to it of any Asset comprised in any Fund;

             (b) (INTERFERE IN MANAGEMENT): interfere with or question the exercise or non-exercise by the Trustee or the Manager of the rights and powers of the Trustee or the Manager respectively in their dealings with any Fund or any Asset thereof;

             (c) (EXERCISE RIGHTS IN RESPECT OF ASSETS): exercise any rights, powers or privileges in respect of any Asset in any Fund;

             (d) (ACT IN TRUSTEE'S PLACE): attend meetings or take part in or

                                      25.


                         consent to any action concerning any property or corporation which the Trustee as trustee of a Fund holds an interest;

             (e) (TERMINATE FUNDS): terminate any Fund (except as provided in clause 24);

             (f)         (REMOVE): seek to remove the Manager or the Trustee;

             (g) (LODGE CAVEATS ETC.): lodge or enter a caveat or similar instrument in relation to the Register or claiming an estate or interest in any Land over which a Mortgage or any Related Security is held or to which any other Asset relates in respect of any Fund;

             (h) (COMMUNICATE WITH MORTGAGORS ETC.): negotiate in any way with any Mortgagor or Mortgage Manager in respect of any Mortgage, Loan or Related Security or with any person providing an Enhancement or Interest Hedge to the Trustee;

             (i) (TAKE PROCEEDINGS): take any proceedings of any nature whatsoever in any court or otherwise or to obtain any remedy of any nature (including, without limitation, against the Trustee, the Manager or any former Trustee or Manager or in respect of any Fund or any Asset of any Fund) provided that it shall be entitled to compel the Trustee and the Manager to comply with their respective duties and obligations under this Deed and, if Bondholders are entitled to the benefit of any applicable Security Trust Deed, the Bondholders may compel the Security Trustee to comply with its duties and obligations under the Security Trust Deed; and

             (j) (RECOURSE TO PERSONAL ASSETS): any recourse whatsoever to the Trustee or the Manager in their personal capacity, except to the extent of any fraud, negligence or wilful default by the Trustee or the Manager respectively.

6.2          LIMIT ON INTEREST OF INCOME BENEFICIARY IN ASSETS OF AN ORIGINATION
             FUND

             The Income Beneficiary shall have no interest (whether beneficial, equitable or otherwise) in any Asset of any Origination Fund other than in the Net Income of the Origination Fund for each Income Distribution Period of the Origination Fund and in the amount from time to time standing to the credit of the Net Income Account of the Origination Fund.

                                      26.


6.3 LIMIT ON INTEREST OF RESIDUAL CAPITAL BENEFICIARY IN ASSETS OF A SECURITISATION FUND

             The Residual Capital Beneficiary shall have no interest (whether beneficial, equitable or otherwise) in any capital, Asset or income of a Securitisation Fund, other than in $100 of the capital of the Securitisation Fund.

6.4          FURTHER LIMITS ON INTERESTS OF BENEFICIARIES

             (a) (CANNOT ASSIGN OR MORTGAGE INTEREST): The rights and interests of a Beneficiary in respect of each Fund shall be personal to the Beneficiary and shall not be capable of being assigned, or having any Security Interest created or existing thereover, without the prior written consent of the Manager (which it may give or withhold in its absolute discretion) provided that the Income Beneficiary may hold its rights and interests in an Origination Fund subject to the terms and conditions of the Income Trust Deed and the Trustee as trustee of an Origination Fund may hold its rights and interests in a Securitisation Fund subject to the terms and conditions of this Deed.

             (b) (PROHIBITED ASSIGNMENT OR MORTGAGE VOID): Subject only to the provisos in clause 6.4(a), if a Beneficiary purports to assign, or to create or permits to exist any Security Interest over, any of its rights and interests in respect of any Fund in breach of clause 6.4(a), that assignment and that Security Interest insofar as it purports to extend to its rights and interests in a Fund shall be of no force and effect (each such right and interest being subject to this clause) and shall not vest in any purported assignee or holder of the Security Interest any right, title or interest in any Fund, the Assets of any Fund or the rights and interests of the Beneficiary therein.

6.5          RANKING OF INTEREST OF BENEFICIARIES

             The rights, claims and interest of any Beneficiary in relation to any Fund, the Assets of any Fund and in relation to any payment or distribution out of any Fund (including, without limiting the generality of the foregoing, on the winding up of a Fund) shall at all times rank after, and be subject to, the interests of Bondholders under the Bonds issued in relation to that Fund (including, without limiting the generality of the foregoing, in relation to any payment obligations on the Bonds).

                                      27.


6.6          FURTHER LIMIT ON INTEREST OF BONDHOLDERS

             A Bondholder in relation to a Fund shall only be a creditor of the Trustee in its capacity as trustee of that Fund to the extent of the Bonds held by that Bondholder and shall not be entitled to any beneficial or, subject to any applicable Security Trust Deed, other interest in any Fund.

6.7          NO LIABILITY OF BONDHOLDERS OR BENEFICIARIES

             No Bondholder by reason of being a Bondholder, or Beneficiary by reason of being a Beneficiary, shall in respect of a Fund:

             (a) (LIABILITY): have any liability to make any contribution to the Assets of the Fund or any payment to the Trustee, the Manager or any other person in relation to the Fund; and

             (b) (INDEMNITY): be under any obligation to indemnify the Trustee, the Manager or any Creditor of the Trustee as trustee of the Fund in respect of any of the liabilities (actual, contingent or otherwise and whether due to any deficiency or not) of the Trustee or the Manager in relation to, arising from or in connection with the Assets of the Fund or the Fund generally.

7.           PROCEDURE FOR ISSUE OF BONDS

7.1          BOND ISSUE DIRECTION FOR AN ORIGINATION FUND

             If the Manager proposes that the Trustee will issue Bonds as trustee of an Origination Fund, it shall, at least 5 Banking Days (or such other period agreed by the Trustee) prior to the proposed Bond Issue Date or the commencement of the proposed Subscription Period, deliver to the Trustee an Origination Fund Bond Issue Direction directing amongst other things that the Trustee (subject to this Deed) issue as trustee of the Origination Fund the Bonds specified in the Origination Fund Bond Issue Direction.

7.2          BOND ISSUE DIRECTION FOR A SECURITISATION FUND

                                      28.


             If the Manager proposes that the Trustee will issue Bonds as trustee of a Securitisation Fund, it shall, at least 5 Banking Days (or such other period agreed by the Trustee) prior to the proposed Bond Issue Date, deliver to the Trustee a Securitisation Fund Bond Issue Direction directing amongst other things that the Trustee (subject to this Deed):

             (a) (TRANSFER BENEFIT OF MORTGAGES): hold as trustee of the Securitisation Fund the benefit of the Portfolio of Mortgages specified by the Manager in the Securitisation Fund Bond Issue Direction; and

             (b) (ISSUE BONDS): issue as trustee of the Securitisation Fund the Bonds specified by the Manager in the Securitisation Fund Bond Issue Direction.

7.3          REQUIREMENTS FOR A BOND ISSUE DIRECTION

             A Bond Issue Direction given by the Manager to the Trustee in respect of a Fund under this Deed shall:

             (a) (CONTAIN THE FOLLOWING INFORMATION): specify the following in respect of the Bonds referred to therein:

                         (i) (CLASSES): whether any of the Bonds will constitute a Class separate from any other Bonds previously issued by the Trustee as trustee of the Fund or from any other Bonds referred to in the Bond Issue Direction;

                         (ii) (NAME): the name of the Bonds or, if the Bonds are divided into more than one Class, the name of each Class of Bonds;

                         (iii) (AMOUNT): the total number of Bonds and, if the Bonds are divided into more than one Class, the number of Bonds in each Class;

                         (iv) (PRINCIPAL AMOUNT): the total principal amount of the Bonds and, if the Bonds are divided into more than one Class, the principal amount of each Class;

                         (v)         (BOND ISSUE DATE OR SUBSCRIPTION PERIOD):
                                     the proposed Bond Issue Date or, in the
                                     case of a proposed issue of Bonds by the Trustee as trustee of an Origination Fund, the proposed Subscription Period;

                         (vi)        (PROCEEDS TO BE HELD BY ORIGINATION FUND):
                                     in the case of a Securitisation Fund Bond
                                     Issue Direction, the amount to be held by the Trustee as trustee of

                                      29.


                                     the corresponding Origination Fund from
                                     the proceeds from the issue of the Bonds pursuant to clause 7.8(f)(i);

                         (vii) (SECURITY TRUST DEED, ENHANCEMENTS AND INTEREST HEDGES): whether a Security Trust Deed or any Enhancements or Interest Hedges need to be effected prior to the proposed Bond Issue Date or the commencement of the proposed Subscription Period for the purposes of clause 7.8(c) and, if so, reasonable details of these; and

                         (viii) (SUCH OTHER REQUIRED INFORMATION): such other information required by the form of the Bond Issue Direction or required or may be included in a Bond Issue Direction pursuant to this Deed;

             (b) (DULY COMPLETED): without limiting paragraph (a), be otherwise duly completed; and

             (c) (ACCOMPANIED BY A SUPPLEMENTARY BOND TERMS NOTICE): be accompanied by a duly completed Supplementary Bond Terms Notice for the Bonds, or if the Bonds are divided into more than one Class, for each Class provided that if the Supplementary Bond Terms for the Bonds, or a particular Class of the Bonds, are the same as for a previous issue of Bonds or a Class of Bonds in respect of the Fund, this requirement may be satisfied if the Bond Issue Direction specifies that this is the case and the relevant previous Supplemental Bond Terms Notice.

7.4          SUPPLEMENTARY BOND TERMS NOTICE

             (a) (ONE FOR EACH CLASS): A separate Supplementary Bond Terms Notice shall be prepared, and delivered to the Trustee, by the Manager for each Class of Bonds to be issued by the Trustee as trustee of a Fund.

             (b) (MANDATORY INFORMATION): A Supplementary Bond Terms Notice shall specify the following in respect of the Bonds to which it refers:

                         (i)         (INTEREST PAYMENT DATES): each date (if
                                     any) for the payment of interest under the Bonds;

                         (ii) (PRINCIPAL AMORTISATION DATES): each date for the repayment of part or all of the outstanding principal under the Bonds;

                                      30.


                         (iii) (RATE OF INTEREST): the rate of interest (if any) on the Bonds (which may be fixed, variable or determined by a stated method);

                         (iv) (REPAYMENT OF PRINCIPAL): the amount (or the method of calculating the amount) of principal to be repaid on the Bonds on each Principal Amortisation Date; and

                         (v) (CLASS RIGHTS): if the corresponding Bond Issue Direction specifies that the Bonds are to constitute a Class separate from any other Bonds previously issued by the Trustee as trustee of the relevant Fund or from any other Bonds referred to in the Bond Issue Direction, the rights or restrictions that constitute the first mentioned Bonds as a separate Class and the relationship of those rights and restrictions to any other then or proposed Class of Bonds.

             (c) (OPTIONAL INFORMATION): A Supplementary Bond Terms Notice may specify the following in respect of the Bonds to which it refers:

                         (i) (SPECIAL RIGHTS): any preferred, deferred or special rights or restrictions applying to the Bonds, whether with regard to the payment of interest, the repayment of principal, voting, the division into classes or otherwise, which may include, without limiting the generality of the foregoing, that the Bonds are to be initially issued on a partly paid basis or shall have an additional entitlement to the principal or capital of the corresponding Fund beyond the repayment in full of their Face Value; and

                         (ii) (OTHER INFORMATION): any other terms or restrictions applying to the Bonds that this Deed provides may be included in the Supplementary Bond Terms Notice or in the Supplementary Bond Terms.

             (d) (TERMS MUST BE CONSISTENT WITH THIS DEED): The Supplementary Bond Terms for any Bonds shall be consistent with the provisions of this Deed, except, and only to the extent that, a particular provision of this Deed is expressed to be subject to the Supplementary Bond Terms.

                                      31.


7.5          AMENDMENT

             With the consent of the Trustee, the Manager may prior to a proposed Bond Issue Date or the commencement of a proposed Subscription Period amend by notice in writing to the Trustee a previously issued Bond Issue Direction or Supplementary Bond Terms Notice (including any Bond Issue Direction or Supplementary Bond Terms Notice previously amended pursuant to this clause).

7.6          COMPLY WITH BOND ISSUE DIRECTION

             Subject to this clause 7, the Trustee shall comply with a Bond Issue Direction.

7.7          PROVISO ON COMPLIANCE WITH BOND ISSUE DIRECTION

             (a) (TRUSTEE SHALL NOT ACCEPT DIRECTION): The Trustee shall not comply with a Bond Issue Direction unless at least 3 Banking Days (or such other period agreed by the Trustee) prior to the proposed Bond Issue Date or the commencement of the proposed Subscription Period the Manager has certified to the Trustee in writing that:

                         (i) (COMPLIES WITH THIS DEED): the Bond Issue Direction and any corresponding Supplementary Bond Terms Notice complies with this Deed; and

                         (ii) (DETAILS OF MORTGAGES CORRECT): in the case of an issue of Bonds by the Trustee as trustee of a Securitisation Fund, to the best of the Manager's knowledge the details of the Portfolio of Mortgages referred to in the Securitisation Fund Bond Issue Direction conform with the details in the Register in respect of the Portfolio of Mortgages.


                         The Trustee may rely upon such certification from the Manager as evidence of the matters described therein.

             (b) (ACCEPTANCE OF DIRECTION): If the precondition referred to in clause 7.7 is met, the Trustee shall forthwith (and in no event later than the close of business 2 Banking Days (or such other period agreed by the Manager) prior to the proposed Bond Issue Date or the commencement of the proposed Subscription Period) advise the Manager in writing that it has accepted the Bond Issue Direction.

                                      32.


             (c) (REFUSAL OF DIRECTION): If the Trustee is not so satisfied that it is permitted by this clause to accept a Bond Issue Direction, it shall no later than the close of business 2 Banking Days (or such lesser period agreed by the Manager) prior to the proposed Bond Issue Date or the commencement of the proposed Subscription Period advise the Manager in writing to this effect giving the grounds in reasonable detail for it being not so satisfied.

7.8          ISSUE OF BONDS AND TRANSFER OF BENEFIT OF MORTGAGES

             If the Trustee has:

             (a) (ACCEPTED THE BOND ISSUE DIRECTION): accepted, or is required hereunder to accept, a Bond Issue Direction;

             (b)         (SUFFICIENT APPLICATIONS FOR BONDS): subject to clauses
                         7.10 and 7.11, received from intending Bondholders duly executed Applications for Bonds and the Subscription Amount for such Bonds, in each case for the amount referred to in the corresponding Bond Issue Direction; and

             (c) (RECEIVED OR GRANTED ENHANCEMENTS ETC.): on or prior to the proposed Bond Issue Date or the commencement of the proposed Subscription Period:

                         (i) (SECURITY TRUST DEED): entered into a Security Trust Deed as trustee of the relevant Fund (unless not required for the issue of the Bonds by the Manager in the corresponding Bond Issue Direction);

                         (ii)        (ENHANCEMENTS AND INTEREST HEDGES):
                                     obtained, or entered into arrangements to obtain with effect from the corresponding Bond Issue Date, as trustee of the relevant Fund the benefit of the Enhancements and Interest Hedges referred to in the corresponding Bond Issue Direction; and

                         (iii) (CERTIFICATE FROM MORTGAGE MANAGER): in the case of a proposed issue of Bonds by the Trustee as trustee of a Securitisation Fund, received a certificate from the Mortgage Manager in relation to the Portfolio of Mortgages specified in the corresponding Securitisation Fund Bond Issue Direction pursuant to clause 5.13 of the Mortgage Origination and Management Agreement referred to in paragraph (a) of the definition of this expression in clause
                                     1.1 (or

                                       33.


                                     pursuant to the equivalent provision of a Mortgage Origination and Management Agreement referred to in paragraph (b) of such definition),

             then, subject to the other requirements of this Deed being satisfied in relation to matters which must be done on or prior to the Bond Issue Date, the Trustee shall, subject to clause 7.11, on the Bond Issue Date:

             (d) (ISSUE BONDS): issue Bonds, as trustee of the relevant Fund, to the intending Bondholders for the amount referred to in the corresponding Bond Issue Direction;

             (e) (ISSUE BY ORIGINATION FUND): if the Bonds are issued as trustee of an Origination Fund, hold as trustee of the Origination Fund the proceeds from the issue of the Bonds; and

             (f) (ISSUE BY SECURITISATION FUND): if the Bonds are issued as trustee of a Securitisation Fund:

                         (i) (HOLD BOND PROCEEDS): subject to clause 7.10, hold as trustee of the Origination Fund from the proceeds from the issue of the Bonds the amount specified in the corresponding Securitisation Fund Bond Issue Direction; and

                         (ii)        (HOLD BENEFIT OF MORTGAGES FOR
                                     SECURITISATION FUND): hold automatically by virtue of this Deed and without any further act or instrument or other thing being done or brought into existence, the benefit of the Portfolio of Mortgages referred to in the corresponding Securitisation Fund Bond Issue Direction as trustee of the Securitisation Fund (together with the benefit of all Loans, Related Securities, Enhancements, Interest Hedges and other rights and entitlements relating thereto).

                                      34.


7.9          AMOUNT OF BONDS CREATED FOR A SECURITISATION FUND

             The aggregate Outstanding Principal Balance of Bonds created on the Bond Issue Date for a Securitisation Fund shall not be greater than the then aggregate Outstanding Principal Balance of the Portfolio of Mortgages to be held by the Trustee as trustee of the Securitisation Fund under clause 7.8(f)(ii) provided that if the aggregate Outstanding Principal Balance of such Portfolio of Mortgages is not an integral multiple of $100,000, the aggregate Outstanding Principal Balance of such Bonds may, if required by the Manager, be rounded down to the next integral multiple of $100,000.

7.10         ISSUE OF BONDS FOR BENEFIT OF ORIGINATION FUND

             Where a Portfolio of Mortgages is held by the Trustee as trustee of an Origination Fund and pursuant to this Deed that Portfolio of Mortgages is to be held by the Trustee of a Securitisation Fund upon the issue of Bonds, the Manager may direct the Trustee in writing that in lieu of the proceeds for a specified amount being held by the Trustee as trustee of the Origination Fund, Bonds having a Face Value for that amount will be issued by the Trustee as trustee of the Securitisation Fund to a nominee or trustee to be held by such nominee or trustee on behalf or for the benefit of the Trustee as trustee of the Origination Fund.

7.11         ISSUE OF BONDS DURING A SUBSCRIPTION PERIOD FOR ORIGINATION FUND

             If in an Origination Fund Bond Issue Direction, the Manager has specified that Bonds are to be issued by the Trustee as trustee of an Origination Fund during a Subscription Period then, subject to clause 7.8(a), the Trustee may issue Bonds during the Subscription Period to a Bondholder if it has received from the intending Bondholder a duly executed and completed Application for Bonds and the Subscription Amount for the Bonds (to the extent that the Subscription Amount is payable on the Bond Issue Date for those Bonds in accordance with the Origination Fund Bond Issue Direction).

7.12         ACTION FOLLOWING BOND ISSUE

             As soon as practicable after a Bond Issue Date, the Trustee shall:

             (a) (ENTER DETAILS IN THE REGISTER): enter into the Register in accordance with clause 23:

                         (i)         (SUPPLEMENTARY BOND TERMS): the
                                     Supplementary

                                      35.


                                     Bond Terms for the Bonds, as contained in the corresponding Supplementary Bond Terms Notice for the Bonds;

                         (ii) (BONDHOLDERS): the details of each Bondholder, as contained in the Bondholder's Application for Bonds; and

                         (iii) (MORTGAGES): in the case of an issue of Bonds by the Trustee as trustee of a Securitisation Fund, that the Mortgages comprising the Portfolio of Mortgages are no longer held by the Trustee as trustee of the Origination Fund and are now held by the Trustee as trustee of the Securitisation Fund;

             (b) (ISSUE BOND REGISTRATION CONFIRMATION): issue a Bond Registration Confirmation to each Bondholder in respect of its holding of Bonds; and

             (c) (ISSUE MARKED BOND TRANSFERS): if requested by a Bondholder in its Application for Bonds, issue a Marked Bond Transfer to the Bondholder.

7.13         NO LIABILITY FOR INSUFFICIENT MONEYS

             If insufficient moneys are raised on a proposed Bond Issue Date to satisfy clause 7.8(b), neither the Trustee nor the Manager shall have any obligation or liability to any person (including, without limiting the generality of the foregoing, each other, any intending Bondholder or any Beneficiary) to issue the Bonds or, in the case of a proposed issue in relation to a Securitisation Fund, to hold the benefit of the Portfolio of Mortgages referred to in the corresponding Securitisation Fund Bond Issue Direction for the Securitisation Fund, or otherwise.

7.14         FURTHER ASSURANCE

             The Trustee shall following a Bond Issue Date for a Securitisation Fund execute such documentation and do all such other acts, matters or things as the Manager reasonably requires to transfer the benefit of the Portfolio of Mortgages referred to in the corresponding Securitisation Fund Bond Issue Direction (and the benefit of all corresponding Loans, Related Securities, Enhancements and Interest Hedges) to the Securitisation Fund.

                                      36.


7.15         SUBSEQUENT ADJUSTMENT

             (a) (ACCRUED INTEREST): The Manager shall direct the Trustee in writing after a Bond Issue Date for a Securitisation Fund to debit any interest proceeds received by the Trustee in respect of a Mortgage referred to in the corresponding Securitisation Fund Bond Issue Direction, with an amount that represents accrued but unpaid interest on the Mortgage up to (but not including) the Bond Issue Date and to credit that amount to the corresponding Origination Fund.

             (b) (OTHER COSTS): Subject to clause 7.15(c), the Manager may in its absolute discretion direct the Trustee in writing on or at any time after a Bond Issue Date for a Securitisation Fund to debit or credit the corresponding Origination Fund or Securitisation Fund with such other amounts that the Manager believes are appropriate so that the Origination Fund has the benefit of any receipts, and bears the cost of any outgoings, in respect of each Mortgage referred to in the corresponding Securitisation Fund Bond Issue Direction (and any corresponding Loan, Related Securities, Enhancements and Interest Hedges) up to (but not including) the Bond Issue Date and so that the Securitisation Fund has the benefit of such receipts, and bears such costs, from (and including) the Bond Issue Date.

             (c) (NO ADJUSTMENT FOR MORTGAGE INSURANCE): The cost of any Mortgage Insurance Policy in respect of a Mortgage referred to in a Securitisation Fund Bond Issue Direction shall be borne by the corresponding Origination Fund and shall not be adjusted pursuant to clause 7.15(b).

             (d) (MANAGER TO CERTIFY ADJUSTMENTS): A written direction by the Manager pursuant to this clause 7.15 shall be accompanied by a certificate from the Manager addressed to the Trustee that the relevant amount is in its opinion to be properly debited or credited to an Origination Fund or Securitisation Fund (as the case may be).

             (e) (TRUSTEE TO ACT IN ACCORDANCE WITH DIRECTION): The Trustee shall act in accordance with, and may rely upon, a written direction of the Manager in accordance with this clause 7.15.

                                      37.


7.16         COMMITTED BOND SUBSCRIPTION AGREEMENT

             The Trustee is empowered to enter at any time into a Committed Bond Subscription Agreement under the terms of which it can agree in advance to issue Bonds on a Bond Issue Date (a "COMMITMENT TO ISSUE BONDS") if the matters referred to in clauses 7.8(a) and (c) and elsewhere in this Deed to be done on or prior to the Bond Issue Date have occurred prior to the date of the commitment to issue Bonds or arrangements have been entered into so that the Trustee is satisfied that such matters will occur prior to the Bond Issue Date. Once a commitment to issue Bonds has been given by the Trustee under a Committed Bond Subscription Agreement then notwithstanding any subsequent event, matter or thing, the Trustee shall on the Bond Issue Date issue Bonds pursuant to clause 7.8, complete the transfer of the benefit of the corresponding Portfolio of Mortgages pursuant to clause 7.8(f) (if applicable) and do all other matters incidental thereto, subject only to receipt of sufficient Applications for Bonds and payment in full of the Subscription Amount for the Bonds pursuant to clause 7.8(b). The Trustee shall not by issuing Bonds, completing the transfer of the benefit of the corresponding Portfolio of Mortgages or doing anything incidental thereto pursuant to the foregoing provisions of this clause incur any liability, nor shall the validity of the Bonds, the transfer of the benefit of the Portfolio of Mortgages or anything incidental thereto be affected, if anything contained in this Deed to be done by other persons on or prior to such Bond Issue Date is not in fact done.

7.17         FURTHER ISSUES SUBJECT TO RATING AGENCY APPROVAL

             Where the Trustee as trustee of a Rated Fund has issued Bonds, no further Bonds in respect of that Fund shall be created thereafter unless the Trustee receives a certificate from the Manager that the Manager is satisfied that the then rating by each Designated Rating Agency in respect of the Bonds then on issue in respect of the Fund will be maintained immediately following the issue of the proposed Bonds.

7.18         ISSUE OF UNRATED BONDS

             Nothing in this Deed shall be construed as requiring the Trustee to issue Bonds rated by any Rating Agency.

7.19         NO LIMIT ON BONDS

             Subject to the provisions of this Deed, there shall be no limit on the amount or value of Bonds which may be issued in respect of a Fund.

                                      38.


7.20         EXCLUDED ISSUE, OFFER OR INVITATION ONLY

             Notwithstanding anything herein contained, no issue or allotment of Bonds, offer of Bonds for a subscription or purchase or invitation to subscribe for or buy Bonds shall be made unless the issue, allotment, offer or invitation is an excluded issue, excluded offer or excluded invitation for the purposes of the Corporations Law.

8.           TRANSFERS OF BONDS

8.1          NO RESTRICTIONS ON TRANSFER OF BONDS

             Subject to this Deed and the corresponding Supplementary Bond Terms, there shall be no restriction on the transfer of Bonds.

8.2          MINIMUM TRANSFER

             (a) (CORPORATIONS LAW): A Bondholder shall not be entitled to transfer any of its Bonds unless the offer or invitation to the transferee by the Bondholder in relation to such Bonds is an excluded offer or an excluded invitation for the purposes of the Corporations Law.

             (b) (SUPPLEMENTARY BOND TERMS): Without limiting the generality of clause 8.1, or the operation of clause 8.2(a), a Bondholder shall not be entitled to transfer any of its Bonds unless the amount payable by the transferee is greater than the minimum amount (if any) provided in the Supplementary Bond Terms for the Bonds.

8.3          FORM OF TRANSFER

             Every transfer of Bonds shall be effected by a Bond Transfer.

8.4          EXECUTION OF BOND TRANSFER

             Every Bond Transfer shall be duly completed and executed by the transferor and transferee.

8.5          STAMPING OF BOND TRANSFER

             Every Bond Transfer lodged with the Trustee shall be duly stamped (if applicable).

                                      39.


8.6          DELIVERY OF BOND TRANSFER TO TRUSTEE

             Every Bond Transfer shall be delivered to the Trustee.

8.7          REGISTRATION OF TRANSFEREE AS BONDHOLDER

             Subject to this clause 8 the Trustee shall upon receipt of a Bond Transfer enter the transferee in the Register as the holder of the Bonds which are the subject of the Bond Transfer.

8.8          TRUSTEE ENTITLED TO REFUSE TO REGISTER TRANSFER

             The Trustee may refuse to register any Bond Transfer which would result in:

             (a)         (BREACH): a contravention of or failure to observe:

                         (i)         (THIS DEED): the terms of this Deed;

                         (ii) (SUPPLEMENTARY TERMS): the Supplementary Bond Terms for the Bonds;

                         (iii) (SECURITY TRUST DEED): the Security Trust Deed (if any) relating thereto; or

                         (iv)        (THE LAW): a law of an Australian
                                     Jurisdiction; or

             (b) (REQUIRES REGISTRATION): an obligation to procure registration of any of the foregoing with, or the approval of any of the foregoing by, any Government Agency.

8.9          REFUSAL TO REGISTER ABSOLUTE

             The Trustee shall not be bound to give any reason for refusing to register any Bond Transfer and its decision shall be final, conclusive and binding. If the Trustee refuses to register a Bond Transfer it shall as soon as practicable thereafter (and in no event later than 7 days after the date the Bond Transfer was lodged with it) send to the transferor and the transferee notice of such refusal.

8.10         NO FEE FOR REGISTRATION OF A BOND TRANSFER

             No fee shall be charged for the registration of any Bond Transfer.

                                      40.


8.11         TAKING EFFECT OF BOND TRANSFERS

             (a) (NOT UNTIL REGISTRATION): A Bond Transfer shall not take effect until registered by the Trustee and until the transferee is entered in the Register as the holder of the Bonds which are the subject of the Bond Transfer, the transferor shall remain the holder and proprietor of such Bonds.

             (b) (TRANSFER RECEIVED WHEN REGISTER CLOSED): When a Bond Transfer is received by the Trustee during any period when the Register is closed for any purpose, the Trustee shall not register the Bond Transfer until after the Register is re-opened.

             (c) (PAYMENT OF ENTITLEMENTS WHEN REGISTER IS CLOSED): If the Register is closed for the purpose of determining any entitlements to Bondholders, any such entitlement shall be paid to the purported transferor and not the purported transferee of the Bonds.

8.12         RIGHTS AND OBLIGATIONS OF TRANSFEREE

             Subject to this Deed, a transferee of Bonds upon being noted in the Register as the holder of the Bonds shall have the following rights and obligations:

             (a) (THOSE OF THE TRANSFEROR): all the rights and the obligations which the transferor previously had; and

             (b) (THOSE UNDER THIS DEED): all the rights and obligations of a Bondholder as provided by this Deed as if the transferee was originally a party thereto.

8.13         PAYMENTS TO TRANSFEREE

             Subject to this Deed, upon the entry of a transferee of Bonds in the Register the transferee shall become entitled to receive any payments then due or which may become due to the holder of the relevant Bonds (including, without limiting the foregoing, whether or not the entitlement to payment wholly or partly arose or accrued prior to the transfer) and the Trustee shall be discharged for any such payment made to the transferee.

                                      41.


8.14         TRANSMISSION OF ENTITLEMENTS

             (a) (ELECTION): Any person becoming entitled to Bonds as a result of the death, mental incapacity or bankruptcy of a Bondholder may, upon producing such evidence as the Trustee requires of their entitlement, elect to be either registered as the Bondholder or to transfer the Bonds in the manner specified in this clause 8.

             (b) (METHOD OF ELECTION): If such an entitled person elects to be registered as the Bondholder, the person shall deliver to the Trustee a notice in writing to this effect signed by the person. If the person elects to have another person registered he shall execute a Bond Transfer in relation to the Bonds in favour of that person. All the provisions of this Deed relating to the transfer of Bonds and the registration of Bond Transfers shall be applicable to any such notice or Bond Transfer as if the death, mental incapacity or bankruptcy of the Bondholder had not occurred and the notice or Bond Transfer was a Bond Transfer executed by the Bondholder.

             (c) (DISCHARGE): A person entitled to Bonds under this clause shall be entitled to receive and may give a good discharge for all moneys payable in respect of such Bonds but, except as otherwise provided by this Deed, shall not be entitled to any of the rights or privileges of a Bondholder unless and until the person is entered in the Register as the holder of such Bonds.

8.15         MARKED BOND TRANSFER

             (a) (ENTITLEMENT TO MARKING): A Bondholder may from time to time request the Trustee to provide the Bondholder with a Marked Bond Transfer.

             (b) (MARKING): The Bondholder shall deliver a Bond Transfer to the Trustee and the Trustee shall mark the Bond Transfer in such manner as agreed from time to time by the Trustee and the Manager and issue the same to the Bondholder.

             (c) (TRUSTEE WILL NOT REGISTER TRANSFER): Until the expiry of 90 days (or such substitute period as the Trustee and Manager agree from time to time and as advised to Bondholders of the relevant Fund) from the date on which the Bond Transfer was marked, the Trustee shall not register any transfer of Bonds relating to the Marked Bond Transfer otherwise than on that

                                      42.


                         Marked Bond Transfer.

             (d) (NO EXTENSION BY CLOSING OF REGISTER): The period referred to in sub-paragraph (c) shall not be extended by the closing of the Register for any purpose.

             (e) (DELIVERY): A Marked Bond Transfer shall be issued to a Bondholder by personal delivery at the time the Bondholder attends the offices of the Trustee (or such other place nominated by the Trustee) for the marking of the Bond Transfer by the Trustee.

8.16         RELIANCE ON DOCUMENTS

             The Trustee shall be entitled to accept and assume the authenticity and genuineness of any Bond Transfer or other document appearing to it to be duly executed. The Trustee shall not be bound to enquire into the authenticity or genuineness of any Bond Transfer or other document, nor shall it incur any liability for registering any Bond Transfer which is subsequently discovered to be a forgery or otherwise defective, unless the Trustee had actual notice of such forgery or defect at the time of registration of such Bond Transfer.

8.17         SPECIMEN SIGNATURES

             The Trustee may (but need not) require each Bondholder to submit specimen signatures (and in the case of a corporation may require those signatures to be authenticated by the secretary or director of such Bondholder) of persons authorised to execute Bond Transfers on behalf of such Bondholder and shall be entitled to assume (until notified to the contrary) that such authority has not been revoked.

9.           BOND REGISTRATION CONFIRMATION

9.1          ISSUE OF BOND REGISTRATION CONFIRMATION

                                      43.


             When a person has been entered in the Register as the holder of Bonds, as soon as practicable (and in any event no later than 5 Banking Days or such shorter period agreed by the Trustee with the person or the Manager) thereafter, the Trustee shall issue a Bond Registration Confirmation to that person in respect of those Bonds. If the person has been entered into the Register pursuant to a Bond Transfer and the transferor continues to retain a holding of Bonds, the Trustee shall within the same period as aforesaid issue to the transferor a Bond Registration Confirmation in respect of that retained holding of Bonds.

9.2          BOND REGISTRATION CONFIRMATION NOT CERTIFICATE OF TITLE

             A Bond Registration Confirmation shall not be a certificate of title as to Bonds and the Register shall be the only conclusive evidence of the ownership of Bonds and the entitlements thereunder.

9.3          EXECUTION OF BOND REGISTRATION CONFIRMATION

             Each Bond Registration Confirmation shall be signed on behalf of the Trustee manually, or in facsimile by mechanical or electronic means, by any two duly Authorised Signatories of the Trustee. If any Authorised Signatory of the Trustee whose signature appears on a Bond Registration Confirmation dies or otherwise ceases to be an Authorised Signatory before the Bond Registration Confirmation has been issued, the Trustee may nevertheless issue the Bond Registration Confirmation.

9.4          MORE THAN ONE BOND REGISTRATION CONFIRMATION

             If a Bondholder wishes more than one Bond Registration Confirmation it shall return its Bond Registration Confirmation to the Trustee and at the same time request in writing the issue of a specified number of separate Bond Registration Confirmations. The Trustee shall then cancel the original Bond Registration Confirmation and issue in lieu thereof separate Bond Registration Confirmations. A fee prescribed by the Trustee (not exceeding $10) shall be paid by the Bondholder to the Trustee.

                                      44.


9.5          WORN OUT, DEFACED OR LOST BOND REGISTRATION CONFIRMATION

             If any Bond Registration Confirmation is worn out or defaced then upon production to the Trustee it may cancel the same and may issue a new Bond Registration Confirmation in lieu thereof. If any Bond Registration Confirmation is lost or destroyed then upon proof thereof to the satisfaction of the Trustee, and on such indemnity as the Trustee may consider adequate having been given, a new Bond Registration Confirmation in lieu thereof shall be given to the person entitled to such lost or destroyed Bond Registration Confirmation. An entry as to the issue of the new Bond Registration Confirmation and of the indemnity (if any) shall be made in the Register. A fee prescribed by the Trustee (not exceeding $10.00) shall be paid by the person requesting that new Bond Registration Confirmation to the Trustee.

9.6          JOINT HOLDINGS

             If a single parcel of Bonds is held by more than one person, only the person whose name stands first in the Register in relation to that parcel of Bonds shall be entitled to:

             (a) be issued the relevant Bond Registration Confirmation and, if applicable, a Marked Bond Transfer; and

             (b)         be paid any moneys due in respect of such Bonds.

9.7          DELIVERY OF BOND REGISTRATION CONFIRMATION

             A Bond Registration Confirmation may be sent to the relevant Bondholder by mail or by personal delivery to the Bondholder's address appearing in the Register and the Bond Registration Confirmation so sent shall be at the risk of the Bondholder entitled thereto.

10.          INVESTMENT OF THE FUNDS: GENERALLY

10.1         AUTHORISED INVESTMENTS ONLY

             Subject to this Deed, each Fund shall comprise only:

             (a) (GENERALLY): assets and property which are Authorised Investments as at the date of their acquisition; and

             (b) (ORIGINATION FUNDS): in the case only of an Origination Fund, an interest as Beneficiary in any Securitisation Fund pursuant to clause 4.1 and the benefit of any Bonds issued by the

                                      45.


                         Trustee as trustee of a Securitisation Fund and held for the Trustee as trustee of the Origination Fund pursuant to clause 7.10.

10.2         PRIMARY INVESTMENT POLICY

             The primary investment policy of each Fund shall be to grant Loans to members of Participating Superannuation Funds (where the Loan is to, or one of the borrowers under the Loan is, such a member or the spouse or defacto spouse of such a member) upon the security of Mortgages and Related Securities. It shall be sufficient for the Manager and Trustee in the performance of this policy (in so far as Loans should be granted to members of Participating Superannuation Funds) that they are satisfied that the Agreed Procedures contain procedures and guidelines to implement the policy.

10.3         MANAGER SELECTS INVESTMENTS

             Subject to the terms of this Deed, the Manager alone shall have full discretion to determine, and it shall be the duty of the Manager to recommend or to propose in writing to the Trustee, the manner in which any moneys forming part of a Fund shall be invested and what purchases, sales, transfers, exchanges, collections, realisations or alterations of Assets shall be effected and when and how the same should be effected and to give to the Trustee all directions which the Trustee may desire in relation to those matters and subject as aforesaid and to the terms of this Deed it shall be the role of the Trustee to give effect to all such recommendations or proposals as aforesaid by the Manager as are communicated in writing by the Manager to the Trustee in accordance with this clause.

10.4         INVESTMENT PROPOSALS

             (a) (MANAGER'S INVESTMENT PROPOSALS): Subject to a Mortgage Origination and Management Agreement, the Manager shall from time to time give to the Trustee a written proposal for the acquisition of the Assets of a Fund and for the sale, transfer or other realisation of or dealing with the Assets of a Fund.

             (b) (SUFFICIENT DETAILS): The Manager's proposal shall contain details thereof together with all such information and evidence as is necessary to show that the implementation of the proposal is permitted under this Deed.

                                      46.


             (c) (DISCRETION): The Manager shall have the fullest discretion to recommend in the proposal the time and mode of and the broker, contractor or agent (if any) to be engaged for the implementation of the proposal including the right to recommend a postponement for so long as the Manager in its discretion shall think fit.

             (d) (TRUSTEE MUST IMPLEMENT INVESTMENT PROPOSALS): Upon receipt of any written proposal by the Manager under this clause 10, or upon receipt of a proposal complying with a Mortgage Origination and Management Agreement, the Trustee shall implement such proposal and the Trustee shall not be required, nor be under a duty, to inquire or to make any assessment or judgment in relation to that proposal or whether the proposed investment is an Authorised Investment or is otherwise permitted under this Deed.

10.5         LIMITATION ON ACQUISITION OF AUTHORISED INVESTMENTS FOR RATED FUNDS

             The Manager shall only give to the Trustee as a trustee of a Rated Fund a proposal to acquire investments falling within paragraphs
             (c)-(i) (inclusive) of the definition of "Authorised Investments" where the investment, or the issuer in respect thereof, has a rating that complies at the time of the proposed acquisition with the minimum rating requirements (if any) specified in any Supplementary Bond Terms in relation to that Rated Fund.

10.6         DISPOSAL OR REALISATION OF AUTHORISED INVESTMENTS

             (a) (AUTHORISED INVESTMENTS TO BE HELD TO MATURITY IN RATED FUNDS): Subject to this Deed, any applicable Security Trust Deed, Interest Hedge or Enhancement, Authorised Investments in respect of a Rated Fund shall be held until their maturity (and the Trustee shall accordingly not have power to dispose of or realise any Authorised Investment in a Rated Fund) provided that nothing in this Deed shall affect the rights, powers, duties and obligations of the Trustee in relation to enforcing any Mortgage, Loan or Related Security or otherwise in relation to any other Authorised Investment, Interest Hedge or Enhancement.

             (b) (CIRCUMSTANCES FOR DISPOSAL IN RATED FUNDS): Subject to this clause 10.6(b) and to clause 10.6(c), the Trustee shall have power to dispose of or realise any Authorised Investment

                                      47.


                         in a Rated Fund if the Manager confirms to the Trustee in writing that the disposal or realisation of the Authorised Investment will not lead to a loss or where to continue to hold such Authorised Investment would:

                         (i)         (BREACH): result in a breach of this Deed;

                         (ii) (AFFECT AUTHORISED TRUSTEE INVESTMENT STATUS): affect the status of Bonds as an Authorised Trustee Investment (if applicable);

                         (iii) (ADVERSELY AFFECT RATING): adversely affect the then rating (if any) of the Bonds issued in relation to the Rated Fund; or

                         (iv) (PREJUDICIAL TO BONDHOLDERS): in the opinion of the Manager, be prejudicial to the interests of Bondholders in the Rated Fund.

                         The Trustee may only exercise its power of disposal or realisation pursuant to paragraphs (ii)-(iv) (inclusive) on the written direction of the Manager, which shall be accompanied by a certificate from the Manager that it is satisfied, after inquiry, that the then rating (if any) assigned by each Designated Rating Agency to any Bonds in respect of the Rated Fund will not be downgraded as a result of the disposal or realisation.

             (c) (NO RESTRICTION ON DISPOSAL IN UNRATED FUNDS): Subject to clauses 10.1 and 10.2 there shall be no restriction on the disposal or realisation of or temporary investment or reinvestment in Authorised Investments in a Fund which is not a Rated Fund.

             (d) (PROCEEDS ON REALISATION): On the settlement of the discharge, realisation or disposal of an Asset, the Trustee may accept the proceeds thereof in the form of a Bank cheque payable to the Trustee.

10.7 TEMPORARY INVESTMENT OF CASH AND LIMITATION ON MATURITY OF AUTHORISED INVESTMENTS

             The Trustee shall in respect of a Fund be entitled to cause cash on hand which represents the income or capital of the Fund and which is not required for:

             (a) (EXPENSES): the immediate payment of the Expenses of the Fund;

                                      48.


             (b) (TRUSTEE'S FEE): the immediate payment of the Trustee's Fee in relation to the Fund; or

             (c) (BONDHOLDERS OR BENEFICIARIES): the immediate payment to the Bondholders or a Beneficiary of the Fund,

             to be invested in Authorised Investments provided that such Authorised Investments to the extent these represent moneys required for payment to the Bondholders or a Beneficiary of the Fund shall mature on a date on or before the due date for such payment.

10.8         INTEREST HEDGES AND ENHANCEMENTS

             (a) (ENTER INTO INTEREST HEDGES AND ENHANCEMENTS): The Trustee shall in relation to any Fund, on the prior written direction of the Manager, enter into or acquire and perform, Interest Hedges and Enhancements on such terms and conditions as required by the Manager (subject to this Deed).

             (b) (RATING OF PARTIES TO HEDGES AND ENHANCEMENT): If Bonds have been, or are proposed to be, issued by the Trustee as trustee of a Rated Fund, the Manager shall direct the Trustee in writing that each Interest Hedge or Enhancement for the benefit of the Rated Fund must be taken out or executed with a person having at that time a Designated Rating (if required by the corresponding Designated Rating Agency).

             (c) (HEDGES & ENHANCEMENTS FOR RATED FUNDS) If Bonds have been, or are proposed to be, issued by the Trustee as trustee of a Rated Fund, any Interest Hedge or Enhancement for the benefit of the Rated Fund shall be entered into by the Trustee prior to or on the Bond Issue Date in relation to those Bonds provided that:

                         (i) the Trustee may, on the prior written direction of the Manager, enter into a new Interest Hedge or Enhancement as trustee of a Rated Fund after a Bond Issue Date, if and only if, the Trustee receives a certificate from the Manager that the Manager is satisfied that the then rating of those Bonds by a Designated Rating Agency will not be downgraded as a result of the entering into of such Interest Hedge or Enhancement; and

                         (ii) the Trustee may, on the prior written direction of the

                                      49.


                                     Manager, substitute a new Interest Hedge or a new Enhancement for any existing Interest Hedge or Enhancement entered into in accordance with this clause 10.8 where it has previously issued Bonds as trustee of a Rated Fund, if and only if, the Trustee receives a certificate from the Manager that the Manager considers the same to be in the interests of that Rated Fund and the then rating of those Bonds by the Designated Rating Agency will not be downgraded as a result of such substitution.

             (d) (DOWNGRADING OF PARTIES): If a person providing an Interest Hedge or Enhancement to the Trustee as trustee of a Rated Fund ceases to have a Designated Rating (if the corresponding Designated Rating Agency requires it to have a Designated Rating) and the Designated Rating Agency has downgraded, or has indicated that it proposes to downgrade, its rating of the Bonds, the Trustee shall, if required by the Manager, enter into any substitute or additional Interest Hedge or Enhancement identified by the Manager, and on such terms required by the Manager (subject to this Deed), to maintain the rating of the Bonds as it stood prior to such downgrading or proposed downgrading of the rating of the Bonds.

             (e)         (NO OBLIGATION TO HAVE HEDGES AND ENHANCEMENTS):
                         Nothing in this clause or elsewhere contained in this Deed shall be construed as requiring that any given Fund has the benefit of an Interest Hedge or Enhancement.

10.9         SUBSTITUTION OF MORTGAGES IN A FUND

             (a) (POWER TO SUBSTITUTE MORTGAGES): The Trustee shall be entitled to substitute a Mortgage held by it as trustee of a Fund where the Mortgage is in default or an event of default (howsoever described thereunder) has occurred and is continuing or to substitute a mortgage held by it as trustee of a Fund where it transpires that the mortgage was not a Mortgage for the purposes of this Deed at the time of its acquisition by the Trustee as trustee of the Fund (such Mortgage and mortgage are hereinafter referred to as the "OUTGOING MORTGAGE") with another Mortgage or Mortgages owned by a Mortgage Manager (such Mortgage or Mortgages are hereinafter referred to as the "SUBSTITUTE MORTGAGE") by transferring the Outgoing Mortgage to, and acquiring the Substitute Mortgage from, the Mortgage Manager if:

                                      50.


                         (i) (MORTGAGE TRANSFER PROPOSAL): the Trustee receives from the Manager a completed Mortgage Transfer Proposal in relation to the Outgoing Mortgage and the Substitute Mortgage no later than two Banking Days prior to the date referred to in the Mortgage Transfer Proposal for the substitution of the Outgoing Mortgage with the Substitute Mortgage (the "TRANSFER DATE");

                         (ii)        (MORTGAGES HAVE SAME MINIMUM
                                     CHARACTERISTICS): the Trustee is satisfied, or has previously been satisfied under a Mortgage Origination and Management Agreement, that the Substitute Mortgage is a Mortgage for the purposes of this Deed as at the Transfer Date and that the rate of interest and the then Outstanding Principal Balance of the Substitute Mortgage is, or will be, the same, or not less than, as for the Outgoing Mortgage as at the Transfer Date; and

                         (iii) (ENHANCEMENTS AND INTEREST HEDGES): prior to or on Transfer Date the Trustee obtains, or enters into arrangements to obtain with effect from the Transfer Date, as trustee of the Fund the benefit of the Enhancements and Interest Hedges (if any) referred to in the Mortgage Transfer Proposal.

             (b) (SUBSTITUTION OF MORTGAGES): If the requirements of sub-clause (a) are satisfied then the Outgoing Mortgage shall be transferred to, and the Substitute Mortgage shall be acquired from, the Mortgage Manager on the Transfer Date in accordance with the corresponding Mortgage Origination and Management Agreement.

             (c) (ACTION AFTER TRANSFER DATE): As soon as practicable after a Transfer Date the Trustee shall record in the Register that the Outgoing Mortgage has been transferred to the Mortgage Manager and that the Substitute Mortgage is held by the Trustee as trustee of the Fund. The provisions of clauses 7.14 and 7.15 shall be incorporated into this clause, mutatis mutandis, in relation to the Outgoing Mortgage and the Substitute Mortgage (to the extent permitted by the corresponding Mortgage Origination and Management Agreement).

                                      51.


10.10        AUTHORISED TRUSTEE INVESTMENTS

             The Trustee shall not invest any moneys of a Fund in any Authorised Investment which prejudices the qualification of Bonds in that Fund as an Authorised Trustee Investment in a given Australian Jurisdiction if the Manager has indicated in writing to the Trustee that the Bonds are, or are proposed to be, an Authorised Trustee Investment of that Australian Jurisdiction or any information memorandum or prospectus in relation to such Bonds indicates that the Bonds are, or are proposed to be, an Authorised Trustee Investment of that Australian Jurisdiction.

10.11        LIMITATION OF TRUSTEE'S PERSONAL LIABILITY

             Notwithstanding any other provision of this Deed, the Trustee is not obliged to execute any instrument, enter into any agreement or incur any obligation in connection with a Fund (including, without limitation, in connection with Enhancements, Interest Hedges, Committed Bond Subscription Agreements or Assets) unless its personal liability in connection with the instrument, agreement or obligation is limited in a manner consistent with clause 26.16.

10.12        MONEYS PAYABLE TO TRUSTEE

             Subject to this Deed, the Manager and the Trustee shall ensure that any agreements entered into in relation to the Funds contain a provision to the effect that any moneys belonging to the Funds thereunder shall be paid to the Trustee or to an account, or Authorised Investment, in the name of the Trustee.

10.13        SEGREGATION OF ASSETS OF A FUND

             Subject to this Deed the Trustee shall ensure that no money or other Assets of a Fund are co-mingled with the money or other Assets of another Fund.

10.14        ASSETS OF FUNDS

             The Assets of a Fund shall not be available to meet any liability of, or principal amounts outstanding to Bondholders and providers of Enhancements or Interest Hedges or other Creditors in relation to any Fund other than the Fund of which those Assets form a part.

                                      52.


10.15        LIABILITIES OF A FUND

             Any liabilities to the extent that they relate to a Fund and principal amounts outstanding to Bondholders and providers of Enhancements or Interest Hedges or other Creditors to the extent that they relate to a Fund, shall not be aggregated with any liabilities, and principal amounts outstanding to Bondholders and providers of Enhancements or Interest Hedges or other Creditors, to the extent that they relate to any other Fund or off-set against the Assets of any Fund other than the Fund of which those liabilities and principal amounts form a part or to which they relate.

10.16        MIXTURE OF ASSETS

             Subject to clause 19.11 the Trustee shall account for the Assets included in each Fund separately from the Assets included in all other Funds and shall keep the liabilities of, and principal amounts outstanding to Bondholders and providers of Enhancements or Interest Hedges or other Creditors in relation to each Fund separate and apart from the liabilities of, and principal amounts outstanding to Bondholders and providers of Enhancements or Interest Hedges or other Creditors in relation to all other Funds but may where necessary in consultation with the Manager make a fair apportionment between Funds of any Asset coming into the hands of the Trustee which belongs to one or more Fund or of any liability which relates to one or more Fund.

11.          ORIGINATION AND MANAGEMENT OF MORTGAGES

11.1         POWER TO ENTER INTO MORTGAGE ORIGINATION AND MANAGEMENT AGREEMENTS

             The Trustee and the Manager may together enter into one or more Mortgage Origination and Management Agreements on such terms and conditions as the Manager thinks fit and that are acceptable to the Trustee (acting reasonably).

11.2         APPOINTMENT OF A MORTGAGE MANAGER

             A Mortgage Manager in performing its duties and obligations and exercising its discretion under a Mortgage Origination and Management Agreement shall not be acting as a delegate or agent of either the Trustee or the Manager unless expressly provided otherwise in relation to the duty, obligation or discretion by the terms of the Mortgage Origination and Management Agreement.

                                      53.


11.3         MORTGAGES TO BE ORIGINATED ETC.

             All Mortgages shall be entered into, managed and enforced in accordance with the provisions of the Mortgage Origination and Management Agreement, and any Interest Hedges and Enhancements, relating to the same.

11.4         ENFORCEMENT OF RIGHTS

             Each of the Trustee and the Manager shall exercise any rights arising against a Mortgage Manager that it has as a result of a material breach by the Mortgage Manager of its obligations under a Mortgage Origination and Management Agreement (and of which the Trustee or the Manager respectively is actually aware) in a manner, and to the extent, that is consistent with their obligations and duties hereunder and that is in the interests of the Funds and the Bondholders in relation to the Funds.

11.5         MANAGER WILL ACT AS MORTGAGE MANAGER

             If the appointment of a Mortgage Manager is terminated under a Mortgage Origination and Management Agreement, the Manager shall perform the role of mortgage manager in relation to the corresponding Mortgages pending the appointment of a replacement Mortgage Manager.

12.          THE MANAGER

12.1         APPOINTMENT OF MANAGER

             The Manager is hereby appointed, and agrees to act, as the manager of the Funds upon and subject to the terms of this Deed.

12.2         COMPLETE POWERS OF MANAGEMENT

             The Manager shall carry out and perform the duties and obligations on its part contained in this Deed and, subject to the provisions of a Mortgage Origination and Management Agreement, shall have full and complete powers of management of the Fund, including without limiting the generality of the foregoing:

             (a) (ASSETS AND LIABILITIES): the administration and servicing of the Assets, borrowings and other liabilities of the Funds; and

                                      54.


             (b) (DAY TO DAY OPERATION): the conduct of the day to day operation of the Funds.

12.3         MANAGER TO ACT IN INTERESTS OF BENEFICIARIES AND BONDHOLDERS

             The Manager shall, in respect of each Fund, act in the interests of the Beneficiaries and the Bondholders in relation to that Fund on, and subject to, the terms and conditions of this Deed.

12.4         MANAGER TO ASSIST TRUSTEE

             The Manager shall take such action as is consistent with its powers under this Deed to assist the Trustee to perform its obligations under this Deed.

12.5         MANAGER'S POWER TO DELEGATE

             Without in any way affecting the generality of the foregoing the Manager may in carrying out and performing its duties and obligations contained herein:

             (a) (DELEGATE TO EMPLOYEES): delegate to any of its officers and employees all acts, matters and things (whether or not requiring or involving the Manager's judgment or discretion);

             (b) (APPOINT ATTORNEYS): by power of attorney appoint any person to be its attorney or agent for such purposes and with such powers authorities and discretions (not exceeding those vested in the Manager) as the Manager thinks fit with power, if the Manager thinks fit, for the attorney or agent to sub-delegate any such powers, authorities or discretions and also to authorise the issue in the name of the Manager of documents bearing facsimile signatures of the Manager or of the attorney or agent either with or without proper manuscript signatures of their officers thereon and the Manager in any such power of attorney, and the attorney or agent by the terms of any such sub-delegation, may insert such provisions for the protection and convenience of those dealing with any such attorney or agent or sub-delegate as they may think fit; and

             (c) (APPOINT AGENTS AND SUB-AGENTS): appoint by writing or otherwise any person to be agent or sub-agent of the Manager as the Manager may think necessary or proper for such purposes and with such power authorities and discretions (not exceeding those vested in the Manager) as the Manager thinks

                                      55.


                         fit and to supersede or suspend any such agent or sub-agent for such cause or reason as the Manager may in its sole discretion think sufficient with or without assigning any cause or reason and either absolutely or for such time as it may think proper, provided that notwithstanding any delegation or appointment pursuant to the foregoing paragraphs of this clause the Manager shall remain liable for the acts or omissions of any officer, employee, attorney, agent, sub-delegate or sub-agent to whom any delegation has been made or who has been appointed under the foregoing paragraphs of this clause and shall be solely responsible for the fees and expenses of such officer, employee, attorney, agent, sub-delegate or sub-agent.

12.6         MANAGER'S POWER TO APPOINT ADVISERS

             The Manager may appoint and engage any valuers, solicitors, barristers, accountants, surveyors, property managers, real estate agents, contractors, qualified advisers and such other persons as may be necessary, usual or desirable for the purpose of enabling the Manager to properly exercise its powers and perform its obligations hereunder (except to the extent that such powers and obligations are being performed properly by a Mortgage Manager) and all proper fees, charges and moneys payable to any such persons and all disbursements, expenses, duties and outgoings properly chargeable in respect thereto shall constitute Expenses of the Fund to which they relate.

12.7         MANAGER'S BOOKS AVAILABLE TO TRUSTEE

             To the same extent as if the Trustee were a director of the Manager, the Manager will:

             (a) (PRODUCE BOOKS): make available to the Trustee for inspection all of the books of the Funds maintained by the Manager; and

             (b) (PROVIDE INFORMATION): give to the Trustee such written or oral information as the Trustee reasonably requires with respect to all matters relating to the Funds.

                                      56.


12.8         MANAGER WILL ACCOUNT TO TRUSTEE FOR MONEYS RECEIVED

             The Manager will forthwith pay to the Trustee, within one Banking Day of receipt, all moneys coming into its hands belonging to the Funds or payable to the Funds.

12.9         MANAGER TO KEEP TRUST FUND SEPARATE

             The Manager shall keep any Assets which it may come to hold from time to time separate from any other property belonging to or entrusted to or held by the Manager.

12.10        MANAGER TO PREPARE NOTICES ETC.

             The Manager shall prepare or cause to be prepared all notices and statements which the Trustee is required to serve under any of the provisions of this Deed and shall produce such notices and statements (as the case may be) to the Trustee.

12.11        PRIOR APPROVAL OF CIRCULARS

             The Manager shall submit to the Trustee all circulars, offer letters, notices, reports and the like from the Manager to Bondholders, or prospective Bondholders, for the Trustee's consent prior to the issue of the same (unless otherwise waived by the Trustee).

12.12        TAXES

             The Manager will direct the Trustee to make all payments (as and when they fall due) out of a Fund to any duly empowered Government Agency for Taxes levied upon the Fund or upon the Trustee in its capacity as trustee of the Fund.

12.13 ACQUISITION OR DISPOSAL OF ASSETS AND ENFORCEMENT OF MORTGAGE ORIGINATION AND MANAGEMENT AGREEMENTS

             Subject to this Deed and any Mortgage Origination and Management Agreement, the Manager shall ensure that all steps which it thinks are desirable are taken in connection with the investigation or negotiation for the acquisition or disposal of Assets and in relation to the enforcement of each Mortgage Origination and Management Agreement.

                                      57.


12.14        MONITOR ENHANCEMENTS AND INTEREST HEDGES

             The Manager shall monitor all Enhancements and Interest Hedges in respect of a Fund and shall properly perform the functions which are necessary for it to perform under those Enhancements and Interest Hedges.

12.15        MANAGER CANNOT BIND TRUSTEE UNLESS AUTHORISED

             The Manager acknowledges that in exercising its powers, authorities and discretions vested in it and carrying out and performing its duties and obligations in relation to any Fund or any Asset, whether pursuant to this Deed or any other deed, agreement or other arrangement, neither it nor its delegate has any power to bind the Trustee, otherwise than as expressly provided in this Deed or such other deed, agreement or other arrangement.

12.16        MANAGER MUST PERFORM OBLIGATIONS UNDER OTHER TRANSACTION DOCUMENTS

             The Manager shall properly perform the functions which are necessary for it to perform under the other Transaction Documents to which it is a party.

12.17        ADDITIONAL COVENANTS BY MANAGER

             The Manager shall:

             (a) (ACT HONESTLY): act honestly and in good faith in the performance of its duties and in the exercise of its discretions hereunder;

             (b) (PRUDENTLY): exercise such diligence and prudence as a prudent man of business would exercise in performing its express functions and in exercising its discretions hereunder, having regard to the interests of the Beneficiaries and the Bondholders;

             (c) (CONDUCT ITS BUSINESS PROPERLY): use its best endeavours to carry on and conduct its business in so far as it relates to this Deed in a proper and efficient manner; and

             (d) (DO ALL THINGS NECESSARY TO PERFORM OBLIGATIONS): do everything and take all such actions which are necessary (including, without limitation, obtaining all such authorisations

                                      58.


                         and approvals as are appropriate) to ensure that it is able to exercise all its powers and remedies and perform all its obligations under this Deed, the Transaction Documents and all other deeds, agreements and other arrangements entered into by the Manager pursuant to this Deed.

13.          MANAGER'S FEE

             In consideration of the Manager performing its function and duties hereunder, it shall be entitled for its own use and benefit to be paid from each Fund the fee, as is, or the method of calculation of which is, specified, and on such dates as are specified, in
             Schedule 9.

14.          RETIREMENT OF MANAGER

14.1         RETIREMENT FOR CAUSE

             The Manager shall retire from the management of the Funds if and when directed to do so by the Trustee in writing, which such direction shall only be given if:

             (a) (EVENT OF INSOLVENCY): an Event of Insolvency has occurred and is continuing in relation to the Manager; or

             (b) (MANAGER'S DEFAULT): a Manager's Default has occurred and is continuing.

14.2         TRUSTEE MAY REMOVE RECALCITRANT MANAGER

             In default of the Manager retiring in accordance with clause 14.1 within 30 days of being directed by the Trustee in writing so to do, the Trustee shall thereupon have the right to and shall by deed poll executed by the Trustee remove the Manager from the management of the Funds.

14.3         TRUSTEE APPOINTS REPLACEMENT MANAGER

             On the retirement or removal of the Manager under clauses 14.1 or 14.2, the Trustee shall be entitled to appoint some other corporation to be the Manager of the Funds and until such appointment is complete the Trustee shall, subject to this Deed and to any approval required by law, act as Manager and shall be entitled to the Manager's remuneration hereunder.

                                      59.


14.4         VOLUNTARY RETIREMENT

             The Manager may only voluntarily retire from the management of the Funds if:

             (a) (WILL CEASE BUSINESS AS TRUST MANAGER): it proposes to cease to carry on business as a trust manager;

             (b) (NOTICE): it gives to the Trustee three months' notice in writing (or such lesser period of notice as the Manager and the Trustee agree) of its intention to retire; and

             (c) (NEW MANAGER ACCEPTABLE TO TRUSTEE): it selects as a new Manager of the Funds a corporation which is acceptable to the Trustee and which enters into the deed referred to in clause 14.6 and such other documents as are necessary for it to assume the obligations, duties, rights and entitlements of the outgoing Manager under the then Transaction Documents.

14.5         RELEASE OF OUTGOING MANAGER

             Upon retirement or removal and provided there has been payment to the Trustee of all sums due to it by the outgoing Manager hereunder at the date thereof, the outgoing Manager shall be released from all further obligations hereunder provided always that no release under this clause 14.5 shall extend to any existing or antecedent fraud, negligence or wilful default on the part of the outgoing Manager or its officers, employees, agents or delegates.

14.6         NEW MANAGER TO EXECUTE DEED

             A new Manager shall execute a deed in such form as the Trustee may require whereby the new Manager shall undertake to the Trustee, the Beneficiaries and the Bondholders jointly and severally to be bound by all the covenants on the part of the Manager hereunder from the date thereof on the same terms as herein contained and from such date the outgoing Manager shall be absolved and released from complying with all such covenants. The new Manager shall and may thereafter exercise all the powers and enjoy all the rights and shall be subject to all the duties and obligations of the Manager hereunder as fully as though the new Manager had been originally named as a party hereto.

                                      60.


14.7         SETTLEMENT AND DISCHARGE

             The Trustee shall settle with the outgoing Manager the amount of any sums payable by the outgoing Manager to the Trustee or by the Trustee to the outgoing Manager and shall give to or accept from the outgoing Manager a discharge in respect of those sums which shall be conclusive and binding as between the Trustee, the outgoing Manager, the new Manager, the Beneficiaries and the Bondholders.

14.8         MANAGER'S ENTITLEMENTS ON RETIREMENT/REMOVAL

             Notwithstanding the Manager's retirement or removal it shall retain its entitlement to the Manager's Fee provided always that the Manager's Fee shall be payable subject to the following:

             (a) (CALCULATION DATE): the Fee Payment Date shall be the date of retirement or, in the case of removal, the date of the Manager's Default leading to removal provided that if such date is earlier than the then most recent Fee Payment Date, the Manager shall not be required to repay or reimburse any part of the Manager's Fee paid on that or any earlier Fee Payment Date;

             (b) (PAYMENT): the payment of the Manager's Fee shall be made at such time as it would have occurred in the usual course if the retirement or removal had not occurred;

             (c) (SET-OFF): the payment shall be reduced by any indebtedness and/or liability which the Trustee reasonably considers has arisen or may arise and for which the Manager is liable under the provisions of this Deed; and

             (d) (PERFORMANCE OF MATERIAL OBLIGATIONS): the Manager's Fee shall become due and payable only when the Trustee considers the Manager has satisfied all of its material obligations imposed by this Deed or the responsibility for performing any outstanding material obligations has been assumed by a new Manager.

                                      61.


14.9         DELIVERY OF BOOKS, DOCUMENTS, ETC.

             Upon the retirement or removal of the Manager in accordance with the provisions of this clause 14 the outgoing Manager shall forthwith deliver to the new Manager appointed in respect of any Fund or the Trustee if it is acting as Manager the Data Base and all other books, documents, records and property whatsoever relating to the Funds. The costs and expenses of this incurred by the new Manager (but not the outgoing Manager) are to be paid out of the relevant Fund. The outgoing Manager shall be entitled to take, and retain as its own property, copies of such books, documents and records. Each of the Trustee and the new Manager shall produce the originals of such books, documents and records in its possession upon the giving of reasonable written notice by the outgoing Manager.

14.10        NOTICE TO BONDHOLDERS OF NEW MANAGER

             On a new Manager being appointed under this clause 14, the new Manager shall as soon as practicable thereafter give notice thereof to the Bondholders.

15.          TRUSTEE'S POWERS

15.1         GENERAL POWER

             Subject to the provisions of this Deed, the Trustee shall have all the rights, powers and discretions over and in respect of the Assets of the Funds which it could exercise if it were the absolute and beneficial owner of such Assets.

15.2         SPECIFIC POWERS

             Without in any way affecting the generality of the foregoing or the other provisions of this Deed, but subject to the Trustee's obligations under, and the provisions of, this Deed, the Trustee shall have the following powers (which shall be construed as separate and independent powers of the Trustee):

             (a) (ENTER INTO MORTGAGES): to enter into, purchase and acquire Loans upon the security of Mortgages and Related Securities;

             (b) (DEAL IN OTHER AUTHORISED INVESTMENTS): to make, purchase, acquire or dispose of any other Authorised Investment for cash or upon terms;

                                      62.


             (c) (FEES AND EXPENSES): to pay all Expenses which were properly incurred in respect of a Fund;

             (d) (ADVISERS): to engage, and to incur reasonable expenses in relation to, any valuers, solicitors, barristers, accountants, surveyors, property advisers, real estate agents, contractors, qualified advisers, and such other persons as may be necessary, usual or desirable for the purpose of enabling the Trustee to be fully and properly advised and informed in order that it may properly exercise its powers and perform its obligations hereunder;

             (e) (EXECUTE PROXIES, ETC.): to execute all such proxies and other instruments as may be necessary or desirable to enable the Trustee, or any officer, delegate or agent of the Trustee to exercise any power, discretion or right of the Trustee as the Trustee shall in its absolute discretion see fit;

             (f) (DEALINGS OVER MORTGAGED LAND): to consent to any mortgage, lease and/or sub-lease of or dealing with the Land over which a Mortgage is held provided that, in the case of any such mortgage, the Mortgage held by the relevant Fund is not prejudiced by or ranks or will rank in priority to any dealing for which consent is sought;

             (g) (DISCHARGE MORTGAGES): to grant any form of discharge or release or partial discharge or release of any Loan, Mortgage or Related Securities where same is in the opinion of the Trustee not prejudicial to the relevant Fund (and, without limitation, will not have the effect of removing a Mortgage from the coverage of any Enhancement prior to the receipt of all moneys owing or which may become owing under the Mortgage) and to execute all deeds or other documents as shall be necessary or incidental thereto and to deal with certificates of title or other indicia of title as the Trustee sees fit in relation thereto;

             (h) (POWERS OF MORTGAGEE): to exercise any power of sale arising on default under any Mortgage, Loan or Related Security or any other right or remedy accruing in respect of any Fund in relation to any Asset, Interest Hedge, Enhancement or other Transaction Document and to exercise all customary powers authorities and discretions following upon the exercise of that power, right or remedy where the Trustee considers that same is in the interests of the relevant

                                      63.


                         Fund;

             (i) (PROCEEDINGS): to institute, prosecute, defend, settle and compromise legal or administrative proceedings of any nature whatsoever and generally to enforce and pursue its rights pursuant to and in respect of Assets;

             (j) (WAIVERS): wherever it thinks it expedient or desirable in the interests of any Fund, to give any waiver, time or indulgence to any person on such terms as it may in its discretion determine;

             (k) (AUSTRACLEAR): at the written request of the Manager, register Austraclear as the holder of Bonds, and to lodge Bond Registration Confirmations and Marked Bond Transfers with Austraclear, to facilitate transactions through the Austraclear System;

             (l) (BONDS): to borrow and raise moneys by the issue of Bonds as provided in this Deed;

             (m) (OTHER BORROWINGS): to otherwise borrow, raise moneys or procure financial accommodation where the Trustee considers the same to be in the interests of the relevant Fund upon such terms and conditions as the Manager thinks fit and that are acceptable to the Trustee (acting reasonably);

             (n) (TRANSACTION DOCUMENTS): to enter into and perform its obligations under any Security Trust Deed, Mortgage Origination and Management Agreement, Committed Bond Subscription Agreement, Enhancement or Interest Hedge, containing such terms and conditions as the Manager thinks fit and that are acceptable to the Trustee (acting reasonably);

             (o) (INSURANCE): insure any Asset for amounts, on conditions and for types of insurance determined to be necessary by the Manager;

             (p) (ATTEND MEETINGS): attend and vote at meetings in accordance with the written directions of the Manager;

             (q) (INDEMNITY): give an indemnity out of a Fund to such persons and against such expenses and damages as the Manager considers necessary or desirable;

                                      64.


             (r) (UNDERTAKINGS IN TRANSACTION DOCUMENTS): without limiting the foregoing provisions of this clause 15.2, give any representation, warranty or other undertaking required in respect of an Interest Hedge, Enhancement, or other Transaction Documents, the sale or issue of Bonds or other transaction in any way relating to a Fund as the Manager thinks fit and that are acceptable to the Trustee (acting reasonably, subject to the proviso below) and notwithstanding that the subject matter of such representation, warranty or other undertaking may refer to the Trustee in its personal capacity or otherwise to the Trustee's personal affairs provided that any such representation, warranty or undertaking referring to the Trustee in its personal capacity or to its personal affairs must be acceptable to the Trustee in its absolute discretion; and

             (s) (INCIDENTAL POWERS): with the written agreement of the Manager, to do all such things incidental to any of the foregoing powers or necessary or convenient to be done for or in connection with any Fund or the Trustee's functions under this Deed.

15.3         POWERS TO BE EXERCISED WITH OTHERS

             The Trustee's rights, powers and discretions under this Deed shall be exercised by such persons, or exercised in conjunction with, with the approval of, or at the discretion of such persons, as contemplated by this Deed or any other Transaction Document.

15.4         DELEGATION TO RELATED BODIES CORPORATE

             In exercising its powers and performing its obligations and duties under this Deed, the Trustee may, with the approval of the Manager and subject always to the covenants on the part of the Trustee contained in this Deed, from time to time by instrument in writing appoint any corporation being, or any two or more corporations each being, a corporation which is a Related Body Corporate of the Trustee and which is a trustee company or trustee corporation for the purposes of any of the following:

             (a)         the Trustee Companies Act 1964 (New South Wales);

             (b)         the Trustee Companies Act 1984 (Victoria);

             (c)         the Trustee Companies Act 1968 (Queensland);

                                      65.


             (d)         the Trustee Companies Act 1988 (South Australia);

             (e)         the Trustee Companies Act 1953 (Tasmania);

             (f) the Trustee Companies Ordinance 1947 (Australian Capital Territory); or

             (g)         the Trustee Companies Act 1987 (Western Australia),

             as its delegate (or, in the case of any appointment of two or more such corporations, as its joint and several delegate) to undertake, perform or discharge any or all of the duties, powers, discretions or other functions of the Trustee under this Deed or otherwise in relation to the Trust.

             The Trustee and/or the corporation (as the case may be) may by the terms of any such appointment insert such provision for the protection and convenience of those dealing with any such corporation as the Trustee and/or the corporation thinks fit, provided that the Trustee shall notwithstanding any such appointment remain liable for any act or omission of any such corporation as if any such act or omission were an act or omission of the Trustee.

             The Trustee shall be responsible for payment of the fees and expenses of any corporation appointed under this clause.

15.5         DELEGABLE AND NON-DELEGABLE DUTIES OF TRUSTEE

             Without limiting the operation of clause 15.4, the Trustee may, in its absolute discretion, also delegate to the Manager and/or any other person reasonably believed by the Trustee to be competent, any of its trusts, duties, powers and discretions hereunder save and except:

             (a)         (MONEY): the receipt and payment of money;

             (b) (TITLE DOCUMENTS): the custody of Title Documents (except where held by an Approved Solicitor); and

             (c) (ENFORCEMENT): any right of enforcement or recovery which the Trustee possesses as trustee of a Fund including any right of action which it may possess in respect of a default under a Mortgage, Loan or Related Security or right of action under an Interest Hedge or Enhancement.

                                      66.


15.6         POWER TO ENFORCE

             The Trustee or any delegate thereof (whether pursuant to clause
             15.4 or otherwise) may only exercise its rights of enforcement, recovery and action referred to in clause 15.5(c) with the prior approval or concurrence of the Manager (other than a right of enforcement, recovery or action against the Manager or any Related Body Corporate of the Manager or any other person where the Trustee believes the Manager is in a position where its personal interests in relation to that person conflict with its duties and obligations hereunder).

15.7         TRUSTEE'S POWER TO APPOINT ATTORNEYS AND AGENTS

             The Trustee may in carrying out and performing its duties and obligations contained herein by power of attorney appoint any person to be its attorney or agent for such purposes and with such powers authorities and discretions (not exceeding those vested in the Trustee) as the Trustee thinks fit with power, if the Trustee thinks fit, for the attorney or agent to sub-delegate any such powers, authorities or discretions and also to authorise the issue in the name of the Trustee documents bearing facsimile signatures of the Trustee or of the attorney or agent either with or without proper manuscript signatures of their officers thereon and the Trustee in any such power of attorney, and the attorney or agent by the terms of any such sub-delegation, may insert such provisions for the protection and convenience of those dealing with any such attorney or agent or sub-delegate as they may think fit.

15.8         GENERALLY UNLIMITED DISCRETION

             Subject to the Trustee duly observing its duties, covenants and obligations under this Deed and any other Transaction Document, the Trustee has absolute discretion as to the exercise or non-exercise of the trusts, powers, authorities and discretions vested in it by this Deed.

16.          TRUSTEE'S COVENANTS

16.1         GENERAL

             The provisions contained in this clause 16 shall be for the benefit of the Manager, the Beneficiaries and the Bondholders jointly and severally.

                                      67.


16.2         TO ACT CONTINUOUSLY AS TRUSTEE

             The Trustee shall act continuously as trustee of each Fund until the Fund is terminated as herein provided or the Trustee has retired or been removed from office in the manner herein provided.

16.3         TO ACT HONESTLY, DILIGENTLY AND PRUDENTLY

             The Trustee shall:

             (a) (ACT HONESTLY): act honestly and in good faith in the performance of its duties and in the exercise of its discretions hereunder;

             (b) (PRUDENTLY): exercise such diligence and prudence as a prudent man of business would exercise in performing its express functions and in exercising its discretions hereunder, having regard to the interests of the Beneficiaries and the Bondholders;

             (c) (CONDUCT ITS BUSINESS PROPERLY): use its best endeavours to carry on and conduct its business in so far as it relates to this Deed in a proper and efficient manner; and

             (d) (DO ALL THINGS NECESSARY TO PERFORM OBLIGATIONS): do everything and take all such actions which are necessary (including, without limitation, obtaining all such authorisations and approvals as are appropriate) to ensure that it is able to exercise all its powers and remedies and perform all its obligations under this Deed, the Transaction Documents and all other deeds, agreements and other arrangements entered into by the Trustee pursuant to this Deed.

16.4         NO DISPOSITIONS OF ASSETS EXCEPT IN ACCORDANCE WITH TRUST DEED

             Except as provided in this Deed or any Mortgage Origination and Management Agreement, the Trustee shall not, nor shall it permit any of its officers to, sell, mortgage, charge or otherwise encumber or part with possession of any Asset.

                                      68.


16.5         INDEMNITY RE ACTS OF TRUSTEE'S DELEGATES

             The Trustee hereby covenants that its officers, employees, agents and delegates shall duly observe and perform the covenants and obligations of this Deed in the same manner as is required of the Trustee, and hereby agrees to indemnify the Manager for its own benefit or for the benefit of the Funds (as the occasion may require) against any loss or damage that the Funds, the Manager, the Beneficiaries and the Bondholders incur or sustain in connection with, or arising out of, any breach or default by such officers, employees, agents, delegates and persons in the observance or performance of any such covenant or obligation, to the extent that the Trustee would have been liable if that breach or default had been the Trustee's own act or omission.

16.6         FORWARD NOTICES ETC. TO MANAGER

             The Trustee shall without delay forward to the Manager all notices, reports, circulars and other documents received by it or on its behalf as trustee of a Fund.

16.7         TRUSTEE WILL IMPLEMENT MANAGER'S DIRECTIONS

             Subject to this Deed and any other Transaction Document to which it is a party, the Trustee will act upon all directions given to it by the Manager in accordance with the terms of this Deed.

16.8         CUSTODIAN

             The Trustee may lodge all documents of title to or evidencing Assets in its vault or, with the prior consent of the Manager, in the vault of a recognised custodian or sub-custodian, on behalf of the Trustee or with Austraclear or another recognised clearing system to the order of the Trustee or of a custodian or sub-custodian on behalf of the Trustee.

16.9         PERFORM TRANSACTION DOCUMENTS

             The Trustee shall properly perform the functions which are necessary for it to perform under all Transaction Documents in respect of a Fund.

                                      69.


17.          TRUSTEE'S FEES AND EXPENSES

17.1         TRUSTEE'S FEE

             In consideration of the Trustee performing its functions and duties hereunder, the Trustee shall be entitled for its own use and benefit to deduct from each Fund such fee as is, or the method of calculation of which is, agreed in writing from time to time between the Trustee and the Manager. Such fee shall be determined for a Fund on or prior to the first Bond Issue Date for that Fund and shall apply for the duration of the Fund.

17.2         REIMBURSEMENT OF EXPENSES

             In addition to the Trustee's remuneration pursuant to clause 17.1, the Trustee shall pay, or be reimbursed, from a Fund all Expenses that relate to the Fund.

17.3         SEGREGATION OF FUND EXPENSES

             The Trustee shall segregate, and apply, all Expenses to the Fund to which they relate.

18.          RETIREMENT OF TRUSTEE

18.1         RETIREMENT FOR CAUSE

             The Trustee shall retire as trustee of the Funds if and when directed to do so by the Manager in writing, which such direction shall only be given if:

             (a) (EVENT OF INSOLVENCY): an Event of Insolvency has occurred and is continuing in relation to the Trustee;

             (b) (TRUSTEE'S DEFAULT): a Trustee's Default has occurred and is continuing; or

             (c) (CHANGE IN CONTROL OF THE TRUSTEE): effective control of the Trustee alters from that subsisting as at the date hereof.

                                      70.


18.2         MANAGER MAY REMOVE RECALCITRANT TRUSTEE

             In default of the Trustee retiring as aforesaid within 30 days of being directed by the Manager in writing so to do the Manager shall thereupon have the right to and shall by deed poll executed by the Manager remove the Trustee from its office as trustee of the Funds.

18.3         MANAGER APPOINTS REPLACEMENT

             On the retirement or removal of the Trustee under clause 18.1 or
             18.2 the Manager shall be entitled to appoint in writing some other statutory trustee to be the Trustee hereunder. Until the appointment is completed the Manager shall act as Trustee.

18.4         VOLUNTARY RETIREMENT FOR CAUSE

             The Trustee may only voluntarily retire as trustee of the Funds if paragraphs (a) and (b) below are satisfied:

             (a) (NOTICE): the Trustee gives the Manager 3 months' written notice of its intention to retire; and

             (b) (NEW TRUSTEE ACCEPTABLE TO MANAGER): the Trustee selects as a new Trustee of the Funds a statutory trustee whose identity is acceptable to the Manager (acting reasonably) and which enters into the deed referred to in clause 18.7 and such other documents as are necessary for it to assume the obligations, duties, rights and entitlements of the outgoing Trustee under the then Transaction Documents.

18.5         FUNDS TO BE VESTED IN NEW TRUSTEE

             The Trustee shall, on retirement or removal, vest the Funds or cause these to be vested, in such new Trustee.

18.6         RELEASE OF OUTGOING TRUSTEE

             Upon retirement or removal and provided there has been payment to the Manager or the new Trustee (as the case may be) of all sums due to it by the outgoing Trustee hereunder at the date thereof, the outgoing Trustee shall be released from all further obligations hereunder provided always that no release under this clause shall extend to any existing or antecedent fraud, negligence or wilful default on the part of the outgoing Trustee or its officers, employees, agents or delegates.

                                      71.


18.7         NEW TRUSTEE TO EXECUTE DEED

             The corporation so appointed as the new Trustee shall execute a deed in such form as the Manager may require whereby such corporation shall undertake to the Manager (such undertaking to enure for the benefit of the Manager, the Beneficiaries and the Bondholders jointly and severally) all the obligations of the outgoing Trustee hereunder from the date thereof and on the same terms as herein contained. The new Trustee shall and may thereafter exercise all the powers and enjoy all the rights and from the date thereof shall be subject to all duties and obligations of the Trustee hereunder as fully as though such new Trustee had been originally named as a party hereto. The new Trustee in such deed shall indemnify the outgoing Trustee for the amount of all Bonds issued in the name of the outgoing Trustee and maturing on or after the date of the retirement or removal of the outgoing Trustee and for all other liabilities and expenses incurred by the outgoing Trustee for which it is entitled to be indemnified out of the Funds and which have not been recouped by it, provided that the liability of the new Trustee under such indemnity shall be limited to the same extent provided for in clause 26.16 and any payment shall rank in the same priority pursuant to clause 22 as the corresponding liability for which the outgoing Trustee claims such indemnification.

18.8         MANAGER AND OUTGOING TRUSTEE TO SETTLE AMOUNTS PAYABLE

             The Manager shall be entitled to settle with the outgoing Trustee the amount of any sums payable by the outgoing Trustee to the Manager or the new Trustee or by the Manager to the outgoing Trustee under the provisions hereof and to give or accept from the outgoing Trustee a discharge in respect thereof and any such agreement or discharge shall (except in the case of any existing or antecedent fraud, negligence or wilful default on the part of the outgoing Trustee or its officers, employees, agents and delegates) be conclusive and binding upon all persons (including the Manager, the new Trustee, the Beneficiaries and the Bondholders) and in particular even though no new Trustee is appointed in its place the Manager may make such arrangements as it thinks fit for the discharge of the outgoing Trustee from any existing liability and any liability which might thereafter arise under the provisions hereof and any discharge of the outgoing Trustee in accordance with such arrangements shall (except as aforesaid) be conclusive and binding upon all persons claiming hereunder.

                                      72.


18.9         OUTGOING TRUSTEE TO RETAIN LIEN

             Notwithstanding the retirement or removal of the outgoing Trustee and the indemnity in favour of the Trustee by the new Trustee as contemplated by clause 18.7, the outgoing Trustee will retain a lien over a Fund to meet claims of any Creditors of the Trustee as trustee of the Fund to the extent that the claims of those Creditors are not properly and duly satisfied by the incoming Trustee.

18.10        DELIVERY OF BOOKS, DOCUMENTS, ETC.

             Upon the retirement or removal of the Trustee in accordance with the provisions of this clause 18 the outgoing Trustee shall forthwith deliver to the new Trustee appointed in respect of any Fund or the Manager if it is acting as Trustee the Data Base and all other books, documents, records and property whatsoever relating to the Funds. The costs and expenses of this incurred by the incoming Trustee (but not the outgoing Trustee) are to be paid out of the relevant Fund. The outgoing Trustee shall be entitled to take, and retain as its own property, copies of such books, documents and records. Each of the Manager and the new Trustee shall produce the originals of such books, documents and records in its possession upon the giving of reasonable written notice by the outgoing Trustee.

18.11        NOTICE TO BONDHOLDERS OF NEW TRUSTEE

             On a new Trustee being appointed under this clause 18, the new Trustee shall as soon as practicable thereafter give notice thereof to the Bondholders.

19.          BANK ACCOUNTS

19.1         OPENING OF BANK ACCOUNTS

             (a) (SEPARATE BANK ACCOUNTS FOR EACH FUND): The Trustee shall open a separate account with a Bank in respect of each Fund.

             (b) (ADDITIONAL BANK ACCOUNTS): The Trustee may open such additional accounts with a Bank in respect of a Fund as it sees fit.

             (c) (NET INCOME ACCOUNT): In addition to the accounts referred to in paragraphs (a) and (b), the Trustee shall open an account with a Bank in respect of each Origination Fund to be

                                      73.


                         known as the "Net Income Account" of the Origination Fund.

19.2         LOCATION OF BANK ACCOUNTS

             (a) (CENTRAL BANK ACCOUNT): Unless otherwise directed in writing by the Manager, the central bank account of each Fund (including any Net Income Account) shall be opened and maintained at a branch in New South Wales of a Bank.

             (b) (INTERSTATE BRANCH BANK ACCOUNTS): The Trustee may, if necessary or desirable for the operation of a Fund, open bank accounts with a branch outside New South Wales of a Bank provided that if such accounts are opened it shall enter into arrangements with the relevant Bank so that as soon as practicable after the receipt of moneys to the credit of such accounts, such moneys are to be transferred to the credit of the central bank accounts of the Fund in New South Wales (subject to a direction to the contrary by the Manager pursuant to clause 19.2(a)).

19.3         NAME OF BANK ACCOUNTS

             Each bank account for a Fund shall be opened by the Trustee in its name as trustee of the Fund with such Bank as the Manager may from time to time select.

19.4         PURPOSE OF BANK ACCOUNTS

             No bank account shall be used for any purpose other than for the relevant Fund in respect of which the account is opened and other than in accordance with this Deed.

19.5         AUTHORISED SIGNATORIES

             The Trustee shall ensure that the only authorised signatories for any bank account are officers or employees of the Trustee or a Related Body Corporate of the Trustee.

19.6         MANAGER NOT ENTITLED TO HAVE ACCESS

             The Manager may not deal with any bank account or the moneys in any bank account in any way.

                                      74.


19.7         BANK STATEMENTS AND ACCOUNT INFORMATION

             (a) (COPIES OF BANK STATEMENTS): The Trustee shall promptly on receipt of a statement in respect of each bank account for a Fund provide a copy thereof to the Manager (and any other person from time to time specified by the Manager) together with such explanations and reconciliations as may from time to time reasonably be required by the Manager (or such other person).

             (b) (DIRECT ACCESS): The Trustee authorises the Manager (and any other person from time to time specified by the Manager) to obtain direct from a Bank, statements and information in relation to each bank account of a Fund.

19.8         DEPOSITS

             Subject to this Deed and except in respect of business transacted through the Austraclear System, the Trustee shall pay into a bank account of a Fund the following moneys and proceeds:

             (a) (SUBSCRIPTION MONEYS): all subscription moneys raised in respect of Bonds issued by the Trustee as trustee of the Fund;

             (b) (PROCEEDS): all proceeds of the Authorised Investments, Enhancements and Interest Hedges in respect of the Fund; and

             (c) (OTHER MONEYS): all other moneys received by the Trustee in respect of the Fund.

19.9         WITHDRAWALS

             Subject to this Deed, the Trustee shall withdraw funds from a bank account of a Fund and apply the same when necessary for the following outgoings:

             (a) (AUTHORISED INVESTMENTS): purchasing Authorised Investments in compliance with this Deed and making payments required in connection with Authorised Investments;

             (b) (PAYMENTS TO BONDHOLDERS ETC.): making payments to the Bondholders or the Beneficiaries in relation to the Fund; and

             (c) (OTHER PAYMENTS): making payments to itself, the Manager,

                                      75.


                         any Mortgage Manager, Austraclear or any other person of Expenses or other amounts entitled to be paid to or retained for their respective benefit under this Deed or any other Transaction Document.

19.10        ALL TRANSACTIONS THROUGH CENTRAL ACCOUNTS

             (a) (RECEIPTS AND OUTGOINGS): Unless otherwise directed by the Manager, all moneys and proceeds in relation to a Fund referred to in clause 19.8 shall, subject to clause 19.10(b), be credited to the central bank account of the Fund (whether credited direct to the central account or transferred from an interstate bank account of the Fund) and all outgoings of a Fund referred to in clause 19.9 shall, subject to clause 19.10(b), be paid from the central bank account of the Fund (either by direct payment or by transfer to an interstate bank account of the Fund).

             (b) (BANK CHARGES, ETC.): Any amounts referred to in paragraph (i) of the definition of Expenses in clause
                         1.1 to the extent they relate to an interstate bank account of a Fund may be deducted or withdrawn direct from the interstate bank account.

             (c) (TRANSFER OF NET INCOME): The credit of the Net Income of an Origination Fund in a Financial Year to the Net Income Account of the Origination Fund pursuant to clause 22.3 shall occur by way of a corresponding debit or withdrawal from the central bank account of the Origination Fund.

19.11        CENTRAL CLEARING ACCOUNT

             The Trustee may maintain an account with a Bank as trustee of the Funds as a clearing account for the receipt of proceeds generally under Authorised Investments, Assets, Interest Hedges and Enhancements of the Funds (and in this respect the Trustee is hereby empowered and authorised to mix moneys of one Fund with those of another Fund or Funds) provided that as soon as practicable after the receipt of proceeds to the clearing account and the identification of the Fund to which the proceeds relate, the Trustee shall issue directions to the Bank to credit such proceeds to the bank account for the Fund to which such proceeds relate.

                                      76.


20.          THE AUDITOR

20.1         AUDITOR MUST BE REGISTERED

             The Auditor of each Fund shall be a firm of chartered accountants some of whose members are Registered Company Auditors.

20.2         APPOINTMENT OF AUDITOR

             The Auditor of each Fund shall be appointed by the Trustee within one month of the creation of that Fund pursuant to this Deed.

20.3         REMOVAL AND RETIREMENT OF AUDITOR

             (a) (REMOVAL): The Trustee may from time to time remove an Auditor.

             (b) (RETIREMENT): An Auditor may retire at any time upon giving six months' written notice to the Trustee of its intention to so retire.

20.4         APPOINTMENT OF REPLACEMENT AUDITOR

             Any vacancy in the office of an Auditor occurring under clause 20.3 shall be filled by the Trustee appointing another auditor who complies with this Deed.

20.5         AUDITOR MAY HAVE OTHER OFFICES

             An Auditor may also be the auditor of the Trustee, the Manager, a Related Body Corporate of the Trustee or the Manager or of any other trust (whether of a similar nature to the Funds or otherwise) but a member of the firm appointed as an Auditor may not be an officer, or a partner of an officer or an employee, of the Trustee, the Manager or a Related Body Corporate of the Trustee or the Manager.

20.6         ACCESS TO WORKING PAPERS

             Each Auditor shall be appointed on the basis that it will make its working papers and reports available for inspection by the Trustee and the Manager.

                                      77.


20.7         AUDITOR'S REMUNERATION AND COSTS

             The Trustee may pay out of a Fund, or reimburse itself from a Fund, the reasonable remuneration of the Auditor of the Fund and any reasonable expenses of the Auditor of the Fund sustained in the course of the performance of the duties of the Auditor.

20.8         ACCESS TO INFORMATION

             The Auditor of a Fund shall be entitled to require from the Manager and the Trustee, and they shall furnish to the Auditor, such information, accounts and explanations as may be necessary for the performance by the Auditor of its duties hereunder.

21.          ACCOUNTS AND AUDIT

21.1         MANAGER AND TRUSTEE TO KEEP ACCOUNTS

             The Manager and the Trustee shall, having regard to their separate functions, keep or cause to be kept accounting records which provide a true and fair view of all sums of money received and expended by or on behalf of each Fund, the matters in respect of which such receipt and expenditure takes place and of the assets and liabilities of each Fund. The Manager and the Trustee shall furnish each to the other from time to time any information necessary for this purpose.

21.2         MANAGER, TRUSTEE AND AUDITORS MAY INSPECT BOOKS

             The accounting records of each Fund shall be kept at the office of the Trustee or the Manager (as the case may be) or at such other place as the Trustee and the Manager may from time to time agree and shall be open to the inspection of the Manager, the Trustee and the Auditor of the Fund upon reasonable notice and during usual business hours.

21.3         ACCOUNTS TO BE KEPT IN ACCORDANCE WITH APPROVED ACCOUNTING
             STANDARDS

             The accounting records of each Fund shall be maintained in accordance with the Approved Accounting Standards and in a manner which will enable true and fair Accounts of the Fund to be prepared and audited in accordance with this Deed.

                                      78.


21.4         PREPARATION OF ANNUAL ACCOUNTS

             The Manager shall cause the preparation of the Accounts for each Financial Year of each Fund.

21.5         ANNUAL AUDITED ACCOUNTS

             The Trustee shall require the Auditor to audit the Accounts prepared by the Manager in respect of each Fund.

21.6         DESPATCH & INSPECTION OF AUDITED ACCOUNTS

             (a) (ORIGINATION FUNDS): The Manager shall despatch a copy of the audited Accounts of an Origination Fund, within 60 days of the receipt of the same from the Auditors, to each then Bondholder to the address of the Bondholder then appearing in the Register, accompanied by an annual report prepared by the Manager and containing such information and material that the Manager thinks fit in relation to the activities of the Fund for the Financial Year to which the audited Accounts relate.

             (b) (GENERALLY): A copy of the audited Accounts of a Fund shall be available for inspection, but not copying, by the Bondholders in relation to the Fund at the offices of the Manager.

21.7         TAX RETURNS

             The Manager shall require the Auditor to prepare and lodge all necessary income tax returns for each Fund.

22.          PAYMENTS

22.1         ORDER OF PAYMENT OF INCOME OF FUNDS

             Subject to:

             (a) (SECURITY TRUST DEED): the terms of any applicable Security Trust Deed in respect of a Fund;

             (b) (SUPPLEMENTARY BOND TERMS): the Supplementary Bond Terms of Bonds or a Class of Bonds issued in respect of a Fund; and

                                      79.


             (c) (ENHANCEMENTS AND INTEREST HEDGES): the terms of any Enhancement or Interest Hedge in respect of a Fund (or any document relating to the provision of any such Security Enhancement or Interest Hedge), all income of a Fund shall be applied in the following order:

             (d) (TAXES): first, in payment of, or in allowance to the extent that the Trustee considers necessary for, all Taxes in respect of the Fund;

             (e) (TRUSTEE'S FEE AND EXPENSES): secondly, in payment of, or allowance to the extent the Trustee considers necessary for, the Trustee's Fee and any Expenses due or which may become due in respect of that Fund;

             (f) (INTEREST ON BONDS): thirdly, in payment to the Bondholders in respect of the Fund of their respective Interest Entitlements on each Interest Payment Date; and

             (g) (NET INCOME TO BENEFICIARIES): fourthly, subject to clause 22.4, in payment to the Beneficiary or Beneficiaries referred to in, and in accordance with, clause 22.3(c).

22.2         ORDER OF PAYMENT OF CAPITAL OF FUNDS

             Subject to:

             (a) (SECURITY TRUST DEED): the terms of any applicable Security Trust Deed (if any) in respect of a Fund;

             (b) (SUPPLEMENTARY BOND TERMS): the Supplementary Bond Terms of Bonds or a Class of Bonds issued in respect of a Fund; and

             (c) (ENHANCEMENTS AND INTEREST HEDGES): the terms of any Enhancements or Interest Hedges in respect of a Fund,

             the capital of a Fund shall be applied as follows:

             (d) (TAXES): first, in payment of, or in allowance to the extent the Trustee considers necessary for, all Taxes in respect of the Fund to the extent that the same has not been satisfied from the income of the Fund;

                                      80.


             (e) (TRUSTEE'S FEE AND FUND EXPENSES): secondly, in payment of, or in allowance to the extent the Trustee considers necessary for, the Trustee's Fee and any Expenses due or which may become due, to the extent that the same cannot be satisfied from the income of the Fund;

             (f) (BONDHOLDERS): thirdly, in payment to the Bondholders in relation to the Fund of their respective Principal Entitlements on each Principal Amortisation Date; and

             (g) (FUNDS BENEFICIARY): fourthly, subject to clause 22.4, on the termination of the Fund, in payment of the balance to the Beneficiary or Beneficiaries referred to in, and in accordance with, clause 22.3(d).

22.3         PAYMENTS TO FUNDS BENEFICIARY

             (a) (NET INCOME ABSOLUTELY VESTED): The following Beneficiaries of a Fund shall as at the end of each Income Distribution Period of a Fund have an absolute vested interest in the Net Income of the Fund for that Income Distribution Period:

                         (i) (SECURITISATION FUND): for a Securitisation Fund, in the Trustee as trustee of the Origination Fund or Origination Funds which is or are the Beneficiary or Beneficiaries (in their respective percentage entitlements) of the Securitisation Fund; and

                         (ii) (ORIGINATION FUNDS): for an Origination Fund, in the Income Beneficiary.

             (b) (NET INCOME DUE AS AT CLOSE OF INCOME DISTRIBUTION PERIOD): The Net Income of a Fund for an Income Distribution Period shall, subject to clause 22.4, constitute a debt due by the Trustee as trustee of the Fund to the Beneficiary entitled to the Net Income pursuant to clause 22.3(a) and shall, subject to clause 22.4, be payable pursuant to clause 22.3(c).

             (c) (PAYMENT OF NET INCOME): Subject to clause 22.4, on or prior to each Income Distribution Date for a Fund an amount representing the Net Income of the Fund for the Income Distribution Period then ended shall be paid to the Beneficiaries of that Fund as follows:

                         (i) (SECURITISATION FUND): for a Securitisation Fund, the amount shall be transferred from the central bank

                                      81.


                                     account of the Securitisation Fund to the central bank account of the Origination Fund or Origination Funds which is or are the Beneficiary or Beneficiaries (in their respective percentage entitlements) of the Securitisation Fund; and

                         (ii) (ORIGINATION FUND): for an Origination Fund, the amount shall first be credited from the central bank account of the Origination Fund to the Net Income Account for the Origination Fund and then paid to the Income Beneficiary in accordance with its written instructions from time to time.

             (d) (RESIDUAL CAPITAL): Upon the termination of a Fund, the surplus capital of the Fund remaining after satisfaction by the Trustee of all its obligations in respect of the Fund shall be paid to the following
                         Beneficiaries:

                         (i) (SECURITISATION FUND): for a Securitisation Fund, in relation to the first $100 only, to the Residual Capital Beneficiary and, in relation to the balance, to the Trustee as trustee of the Origination Fund or Origination Funds which is or are the Beneficiary or Beneficiaries (in their respective percentage entitlements) of the Securitisation Fund; and

                         (ii) (ORIGINATION FUND): for an Origination Fund, subject to the Supplementary Bond Terms of any Bonds in relation to the Origination Fund, to the Residual Capital Beneficiary.

22.4         SUBORDINATION OF BENEFICIARY'S ENTITLEMENTS

             No moneys may be paid out of a Fund during a Financial Year to a Beneficiary under clause 22.3, whilst there is any amount due, but unpaid, in respect of the Trustee's Fee for the Fund, the Expenses of the Fund or to Bondholders under their Bonds in relation to the Fund and before the Trustee is satisfied, after consulting with the Manager, that sufficient allowance has been made for the Trustee's Fee, the Expenses of the Fund and amounts owing to Bondholders under their Bonds in relation to the Fund, accruing during the Financial Year.

                                      82.


22.5         INSUFFICIENT MONEYS

             If after the application of the provisions of clauses 22.1 and 22.2 there is insufficient money available to the Trustee in respect of a Fund to pay the full amount due to Bondholders in the Fund, the deficiency shall, subject to the Supplementary Bond Terms of the Bonds or any Class of the Bonds issued in relation to the Fund, be borne by the Bondholders in that Fund in the ratio that the then Outstanding Principal Balance of the Bondholder's Bonds bears to the then aggregate Outstanding Principal Balance of all Bonds then on issue in relation to the Fund.

22.6         INCOME OR CAPITAL

             The Manager shall determine whether any amount is of an income or capital nature in accordance with clause 22.7 and, subject only to a contrary determination by the Auditor of the relevant Fund in accordance with clause 22.7, the determination by the Manager shall be final and binding.

22.7         NET INCOME, INCOME AND CAPITAL

             For an Income Distribution Period of a Fund the Manager shall ascertain:

             (a) the net income of the Fund for that Income Distribution Period in accordance with section 95(1) of the Taxation Act as if that Income Distribution Period was a tax year of the Fund; and

             (b) the net income of the Fund for that Income Distribution Period in accordance with the Approved Accounting Standards.

             The references in this Deed to "NET INCOME" shall for all purposes of this Deed in relation to that Income Distribution Period and Fund, be references to the amount ascertained in accordance with paragraph (a) provided that where the amount ascertained in accordance with paragraph (b) exceeds the amount ascertained in accordance with paragraph (a) for the Income Distribution Period, the references in this Deed to the "NET INCOME" of the Fund for the Income Distribution Period shall comprise, in addition to the amount ascertained in accordance with paragraph (a), so much of such excess that the Manager determines to be included in the "Net Income" of the Fund for the Income Distribution Period.

             Any references in this Deed to "CAPITAL" or "INCOME" will, for an

                                      83.


             Income Distribution Period of a Fund have a corresponding meaning consistent with the application of the foregoing for that Income Distribution Period of the Fund.

22.8         ACTION ON THE TERMINATION OF THE FUND

             Upon the termination of a Fund pursuant to this Deed, the Trustee shall:

             (a) (WIND UP THE FUND): wind up the Fund and sell and realise the Assets of the Fund and such sale (so far as reasonably practicable and reasonably viable commercially) shall be completed within 180 days after the commencement of the termination of the Fund; and

             (b) (DISTRIBUTE PROCEEDS): distribute all cash proceeds from the realisation of the Assets of the Fund (subject to clause 22.9) in the order of priority set out in clauses 22.1 and 22.2.

22.9         COSTS OF WINDING UP OF A FUND

             During the winding up of a Fund pursuant to clause 22.8:

             (a) (TRUSTEE'S FEE): the Trustee shall be entitled to the continued payment of the Trustee's Fee pursuant to clause 17.1;

             (b) (MANAGER'S FEE): the Manager shall be entitled to continued payment of the Manager's Fee pursuant to clause 13; and

             (c) (EXPENSES): the Trustee and the Manager shall be entitled to reimbursement for, and the Trustee shall make provision for, all Expenses incurred, made or apprehended in relation to the Fund (which shall for this purpose include, without limiting the generality of the foregoing, all Taxes, costs, charges, expenses, claims and demands incurred, made or apprehended in connection with the winding up of the Fund, including the fees of any agents, solicitors, bankers, accountants or other persons who the Trustee or the Manager may employ in connection with the winding up of the Fund).

                                      84.


23.          THE REGISTER

23.1         DETAILS TO BE KEPT ON THE REGISTER

             The Trustee shall keep a register on which shall be entered the following information in respect of each Fund:

             (a)         (NAME): the name of the Fund;

             (b)         (CREATION): the date of the creation of the Fund;

             (c) (AUTHORISED INVESTMENTS): the Authorised Investments and other Assets of the Fund, entered into the Register on an individual basis;

             (d) (BOND ISSUE DATES): the Bond Issue Dates for Bonds issued in relation to the Fund;

             (e) (AMOUNT): the amount and Face Value of Bonds issued on each such Bond Issue Date;

             (f) (SUPPLEMENTARY BOND TERMS): the Supplementary Bond Terms, and Classes, for all such Bonds;

             (g) (DETAILS OF BONDHOLDERS): the name and address of each holder of Bonds;

             (h) (NUMBER OF BONDS): the number of Bonds held by each Bondholder;

             (i) (BOND REGISTRATION CONFIRMATION): the serial number of each Bond Registration Confirmation issued to each Bondholder;

             (j) (DATE OF ENTRY): the date on which a person was entered as the holder of Bonds;

             (k) (DATE OF CESSATION): the date on which a person ceased to be a Bondholder;

             (l) (ACCOUNT): the account to which any payments due to a Bondholder are to be made (if applicable);

             (m) (PAYMENTS): a record of each payment in respect of the Bonds in relation to the Fund (including the then Outstanding

                                      85.


                         Principal Balance on the Bonds); and

             (n) (ADDITIONAL INFORMATION): such other information as the Trustee considers necessary or desirable or as the Manager reasonably requires.


23.2         PLACE OF KEEPING REGISTER, COPIES AND ACCESS

             The Register shall be:

             (a) (PLACE KEPT): kept at the Trustee's principal office in Sydney or at such place as the Trustee may, from time to time, nominate;

             (b) (ACCESS TO MANAGER AND AUDITOR): open to the Manager and the Auditor of the Fund to which it relates to inspect during normal business hours;

             (c) (INSPECTION BY BONDHOLDERS): open for inspection by a Bondholder during normal business hours but only in respect of information relating to that Bondholder; and

             (d) (NOT FOR COPYING): not available to be copied by any person (other than the Manager) except in compliance with such terms and conditions (if any) as the Manager and Trustee in their absolute discretion nominate from time to time.

23.3         BRANCH REGISTERS

             (a) (OPENING): The Trustee shall if requested by the Manager establish and maintain a branch register or registers (each severally a "BRANCH REGISTER") on which shall be entered the names of those Bondholders who request that their names, and the Bonds held by them, shall be so recorded, the Bonds in respect of which the request is made, the date on which the name of any Bondholder was entered on such Branch Register and any other details considered necessary or desirable by the Trustee or the Manager. The name of such Bondholder and details regarding such Bonds shall be removed from any Register other than such Branch Register.

             (b) (DESIGNATION): Every Branch Register shall be designated as the Branch Register for the place where it is established.

             (c) (POWER TO DISCONTINUE): The Trustee shall have the power

                                      86.


                         to discontinue a Branch Register and thereupon all entries thereon shall be transferred to some other Branch Register or to the Register.

             (d)         (REGISTER PROVISIONS APPLY TO THE BRANCH REGISTER):
                         Except where otherwise expressly stated herein, every reference in this Deed to the "Register" shall include every Branch Register, unless it appears from the context that a particular Register or Branch Register is referred to, in which case the reference shall be to the Register or Branch Register, as the case may be, on which the Bonds in question are registered.

             (e)         (DETAILS ON BRANCH REGISTER): The provisions of clauses
                         23.1 and 23.2 shall apply to every Branch Register.

             (f) (TRANSFER FROM BRANCH REGISTER): Bonds registered on a Branch Register may, at the request of a Bondholder and with the consent of the Trustee, be transferred to another Branch Register or to the Register.

23.4         DETAILS ON REGISTER CONCLUSIVE

             (a) (RELIANCE ON REGISTER): The Trustee shall be entitled to rely on the Register as being a correct, complete and conclusive record of the matters set out therein at any time and whether or not the information shown in the Register is inconsistent with any other document, matter or thing.

             (b) (NO TRUSTS ETC.): The Trustee shall not be obliged to enter on the Register notice of any trust, Security Interest or other interest whatsoever in respect of any Bonds and the Trustee shall be entitled to recognise a Bondholder as the absolute owner of Bonds and the Trustee shall not be bound or affected by any trust affecting the ownership of any Bonds unless ordered by a court or required by statute.

23.5         CLOSING OF REGISTER

             (a) (IN NORMAL COURSE): The Trustee may with prior notice to the relevant Bondholders close the Register for periods not exceeding 30 Banking Days (or such other period agreed between the Trustee and the Manager) in aggregate in any calendar year (which such period shall include the period that the Register is closed pursuant to clause 23.5(b)).

                                      87.


             (b) (DETERMINING ENTITLEMENTS): Subject to clause 23.5(a), the Register shall be closed by the Trustee for the purpose of determining the Interest Entitlement and Principal Entitlement of Bondholders during the period commencing from the close of business on the day which is 5 clear Banking Days (or such other period agreed between the Trustee and the Manager) prior to, and ending on the commencement of business on the Banking Day immediately after, each Interest Payment Date and each Principal Amortisation Date respectively of their Bonds.

             (c) (SUPPLEMENTARY BOND TERMS): The Supplementary Bond Terms may specify that the Register in relation to the corresponding Bonds will be closed for a period greater than referred to in clause 23.5(a) or in such other circumstances than referred to in clause 23.5(b).

23.6         ALTERATION OF DETAILS ON REGISTER

             Upon the Trustee being notified of any change of name or address or payment or other details of a Bondholder by the Bondholder, the Trustee shall alter the Register accordingly.

23.7         RECTIFICATION OF REGISTER

             If:

             (a)         an entry is omitted from the Register;

             (b) an entry is made in the Register otherwise than in accordance with this Deed;

             (c)         an entry wrongly exists in the Register;

             (d) there is an error or defect in any entry in the Register; or

             (e) default is made or unnecessary delay takes place in entering in the Register that any person has ceased to be the holder of Bonds,

             the Trustee may rectify the same.

23.8         CORRECTNESS OF REGISTER

             Neither the Manager nor the Trustee shall be liable for any mistake in

                                      88.


             the Register or in any purported copy except to the extent that the mistake is attributable to its fraud, negligence or wilful default.

23.9         MANAGER MUST PROVIDE INFORMATION

             The Manager must provide the Trustee and any person appointed in accordance with clause 15.4 with such information as the Trustee may reasonably require to maintain the Register.

23.10        ACCESS TO REGISTER BY INCOME BENEFICIARY

             The Trustee shall give the Income Beneficiary all such access to the Register insofar as it relates to an Origination Fund as is necessary or required by the Income Beneficiary.

24.          MEETINGS OF BONDHOLDERS

24.1         APPLICATION OF THIS CLAUSE

             The application of this clause 24 (other than clause 24.3) to a given Fund, and to meetings of Bondholders of a given Fund, is subject in its entirety to the provisions of any Security Trust Deed in relation to that Fund and, without limiting the generality of the foregoing, a Security Trust Deed in relation to a Fund may override, suspend, amend, modify, supplement or delete to any extent all or any of the provisions of this clause 24 in relation to that Fund and to meeting of Bondholders of that Fund.

24.2         CONVENING OF MEETINGS BY TRUSTEE AND MANAGER

             (a) (GENERALLY): The Trustee or the Manager may at any time convene a meeting of the Bondholders of a Fund.

             (b) (FINANCIAL DEFAULT): The Manager and the Trustee shall convene a meeting of the Bondholders of a Fund upon the occurrence of a Financial Default in respect of that Fund.

                                      89.


24.3         CONVENING OF MEETINGS BY BONDHOLDERS

             (a) (BONDHOLDERS MAY CONVENE MEETING ON A FINANCIAL DEFAULT): If the Manager or the Trustee fails to convene a meeting of the Bondholders of a Fund pursuant to clause 24.2(b) within 21 days of the occurrence of a Financial Default the Bondholders in relation to the Fund holding or representing in the aggregate 25% of the Bonds issued in relation to the Fund and then outstanding may convene the meeting.

             (b) (BONDHOLDERS OF AN ORIGINATION FUND MAY CONVENE A MEETING AT ANY TIME): The Bondholders in relation to an Origination Fund holding or representing in the aggregate 25% of the Bonds issued in relation to the Fund and then outstanding may convene a meeting of Bondholders of the Fund at any time (in accordance with the provisions of this clause 24) to consider such affairs or matters relating to the Origination Fund as they think fit. The Bondholders of such a meeting shall not have power to direct the Trustee or the Manager to take any action or to refrain from taking any action and a resolution passed at such a meeting (including an Extraordinary Resolution) shall not bind the Trustee, the Manager, any Bondholder or other person and shall be of no force or effect. An officer of the Trustee shall attend the meeting if the requisition convening the meeting requires the Trustee to so attend.

             (c) (NO OTHER POWER TO CONVENE A MEETING): The Bondholders of a Fund shall have no other power to convene a meeting, or to requisition the convening of a meeting except as provided by clauses 24.3(a) & (b).

             (d) (ADAPTATION OF FOLLOWING PROVISIONS): A meeting convened pursuant to clauses 24.3(a) & (b) shall be convened and held in the same manner as nearly as possible as for meetings convened by the Trustee or the Manager.

24.4         NOTICE OF MEETINGS

             (a) (PERIOD OF NOTICE): Subject to clause 24.4(b) at least 7 days' notice (inclusive of the day on which the notice is given and of the day on which the meeting is held) of a meeting of the Bondholders of a Fund shall be given to all the Bondholders of the Fund.

                                      90.


             (b) (SHORT NOTICE): Notwithstanding clause 24.4(a), if it is so agreed by a majority in number of the Bondholders of a Fund having the right to attend and vote at the meeting, being a majority that together hold at least 95% of the then outstanding Bonds in relation to the Fund, a resolution may be proposed and passed at a meeting of which less than 7 days' notice has been given.

             (c) (FAILURE TO GIVE NOTICE): The accidental omission to give notice to or the non-receipt of notice by any Bondholder shall not invalidate the proceedings at any meeting.

             (d) (COPIES TO MANAGER AND TRUSTEE): A copy of a notice convening a meeting shall be given by the Trustee or the Manager convening the meeting to the other. If a meeting is convened pursuant to clauses 24.3(a) & (b), notice thereof shall be given to the Trustee and the Manager. A failure to give a notice in accordance with this clause shall invalidate the meeting.

             (e) (METHOD OF GIVING NOTICE): Notice of a meeting shall be given in the manner provided in this Deed.

             (f) (CONTENTS OF A NOTICE): A notice of a meeting of the Bondholders of a Fund shall specify:

                         (i) (TIME ETC): the day, time and place of the proposed meeting;

                         (ii) (BASIS OF THE MEETING): if the meeting is convened as a result of a Financial Default, that fact and details in relation thereto;

                         (iii) (AGENDA): the agenda of the business to be transacted at the meeting;

                         (iv) (PROPOSED RESOLUTION): the terms of any proposed resolution;

                         (v) (CLOSING OF REGISTER): that the persons appointed to maintain the Register may for the purpose of determining those entitled to attend may not register any Bond Transfer in the period of 2 Banking Days prior to the meeting;

                         (vi) (APPOINTMENT OF PROXIES): that appointments of proxies must be lodged no later than 24 hours prior to the time fixed for the meeting; and

                         (vii) (ADDITIONAL INFORMATION): such additional information as the person giving the notice thinks fit.

                                      91.


24.5         CHAIRMAN

             The chairman of a meeting shall be a person (who need not be a Bondholder of the Fund and who may be a representative of the Trustee) chosen by the meeting.

24.6         QUORUM

             At any meeting any two or more persons present in person being Bondholders holding, or Representatives holding or representing, in the aggregate not less than 50% of the Bonds issued in relation to the Fund and then outstanding shall form a quorum for the transaction of business and no business (other than the choosing of a chairman) shall be transacted at any meeting unless the requisite quorum is present at the commencement of business.

24.7         ADJOURNMENT

             (a) (QUORUM NOT PRESENT): If within 15 minutes from the time appointed for any meeting a quorum is not present the meeting shall stand adjourned (unless the Trustee agrees that it be dissolved) for such period, not being less than 7 days nor more than 42 days, as may be appointed by the chairman. At such adjourned meeting two or more persons present in person being Bondholders holding, or being Representatives holding or representing, in the aggregate not less than 25% of the Bonds issued by the Fund and then outstanding (whatever the Bonds so held or represented) shall form a quorum and shall have the power to pass any resolution and to decide upon all matters which could properly have been dealt with at the meetings from which the adjournment took place had a quorum been present at such meeting.

             (b) (ADJOURNMENT OF MEETING): The chairman may with the consent of (and shall if directed by) any meeting adjourn the same from time to time and from place to place but no business shall be transacted at any adjourned meeting except business which might lawfully have been transacted at the meeting from which the adjournment took place.

             (c) (NOTICE OF ADJOURNED MEETING): At least 5 days' notice of any meeting adjourned through want of a quorum shall be given in the same manner as for the original meeting and such notice shall state the quorum required at such adjourned

                                      92.


                         meeting. It shall not, however, otherwise be necessary to give any notice of an adjourned meeting.

24.8         VOTING PROCEDURE

             (a) (SHOW OF HANDS): Every question submitted to a meeting shall be decided in the first instance by a show of hands and in case of equality of votes the chairman shall both on a show of hands and on a poll have a casting vote in addition to the vote or votes (if any) to which he or she may be entitled as a Bondholder or as a Representative.

             (b) (DECLARATION): At any meeting, unless a poll is (before or on the declaration of the result of the show of hands) demanded by the chairman, the Trustee or the Manager or by one or more persons being Bondholders holding, or being Representatives holding or representing, in aggregate not less than 2% of the Bonds issued by the Fund and then outstanding, a declaration by the chairman that a resolution has been carried by a particular majority or lost or not carried by any particular majority shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against such resolution.

             (c) (POLL): If at any meeting a poll is so demanded, it shall be taken in such manner and (subject as hereinafter provided) either at once or after such an adjournment as the chairman directs and the result of such poll shall be deemed to be the resolution of the meeting at which the poll was demanded as at the date of the taking of the poll. The demand for a poll shall not prevent the continuance of the meeting for the transaction of any business other than the question on which the poll has been demanded.

             (d) (NO ADJOURNMENT): Any poll demanded at any meeting on the election of a chairman or on any question of adjournment shall be taken at the meeting without adjournment.

             (e) (VOTES ON A POLL): Subject to clause 24.8(a), at any meeting (a) on a show of hands every person being a Bondholder holding, or being a Representative holding or representing, then outstanding Bonds issued by the Fund shall have one vote and (b) on a poll every person who is so present shall have one vote for each Bond issued by the Fund and then outstanding that he holds or in respect of which he is a

                                      93.


                         Representative. Any person entitled to more than one vote need not use all his votes or cast all his votes to which he is entitled in the same way.

24.9         RIGHT TO ATTEND AND SPEAK

             The Trustee and the Manager (through their respective representatives) and their respective financial and legal advisers shall be entitled to attend and speak at any meeting of the Bondholders of a Fund. No person shall otherwise be entitled to attend or vote at any meeting of the Bondholders of a Fund unless he or she holds outstanding Bonds in relation to the Fund or is a Representative holding or representing such Bonds.

24.10        APPOINTMENT OF PROXIES

             (a) (REQUIREMENTS): Each appointment of a proxy shall be in writing and, together (if so required by the Trustee) with proof satisfactory to the Trustee of its due execution, shall be deposited at the registered office of the Trustee or at such other place as the Trustee shall designate or approve not less than 24 hours before the time appointed for holding the meeting or adjourned meeting at which the named proxy proposes to vote and in default, the appointment of proxy shall not be treated as valid unless the chairman of the meeting decides otherwise before such meeting or adjourned meeting proceeds to business. A notarially certified copy proof as aforesaid (if applicable) of due execution shall if required by the Trustee be produced by the proxy at the meeting or adjourned meeting but the Trustee shall not thereby be obliged to investigate or be concerned with the validity of, or the authority of, the proxy named in any such appointment. The proxy named in any appointment of proxy need not be an Bondholder.

             (b) (PROXY REMAINS VALID): Any vote given in accordance with the terms of an appointment of proxy conforming with clause 24.10(a) shall be valid notwithstanding the previous revocation or amendment of the appointment of proxy or of any of the Bondholder's instructions pursuant to which it was executed, provided that no intimation in writing of such revocation or amendment is received by the Trustee at its registered office or by the chairman of the meeting in each case not less than 24 hours before the commencement of the meeting or adjourned meeting at which the appointment of

                                      94.


                         proxy is used.

24.11        CORPORATE REPRESENTATIVES

             A person authorised pursuant to sections 249(3)-(6) of the Corporations Law by a Bondholder being a body corporate to act for it at any meeting shall, in accordance with his or her authority until his or her authority is revoked by the body corporate concerned, be entitled to exercise the same powers on behalf of that body corporate as that body corporate could exercise if it were an individual Bondholder and shall be entitled to produce evidence of his or her authority to act at any time before the time appointed for the holding of or at the meeting or adjourned meeting or for the taking of a poll at which he proposes to vote.

24.12        RIGHTS OF REPRESENTATIVES

             A Representative of a Bondholder shall have the right to demand or join in demanding a poll and shall (except and to the extent to which the Representative is specially directed to vote for or against any proposal) have power generally to act at a meeting for the Bondholder. The Trustee, the Manager and any officer of the Trustee and the Manager may be appointed a Representative.

24.13        POWERS OF A MEETING OF BONDHOLDERS

             (a) (POWERS): Subject to clause 24.3(b), a meeting of the Bondholders of a Fund shall, without prejudice to any rights or powers conferred on other persons by the Transaction Documents, only have power exercisable by Extraordinary Resolution:

                         (i) to sanction any action that the Trustee or the Manager proposes to take to enforce the provisions of any Transaction Document relating to the Fund;

                         (ii) to sanction any proposal by the Manager or the Trustee for any modification, abrogation, variation or compromise of, or arrangement in respect of, the rights of the Bondholders against the Trustee or the Manager whether such rights arise under any Transaction Document or otherwise;

                         (iii) to sanction the exchange or substitution of Bonds for or the conversion of Bonds into, other obligations or securities of the Trustee or any other body corporate formed or to be formed;

                                      95.


                         (iv) pursuant to clause 28.2, to consent to any alteration, addition or modification of the Deed which shall be proposed by the Trustee or the Manager;

                         (v) to discharge or exonerate the Trustee or the Manager from any liability in respect of any act or omission for which it may become responsible under any Transaction Document relating to the Fund;

                         (vi) to authorise the Trustee, the Manager or any other person to concur in and execute and do all such documents, acts and things as may be necessary to carry out and give effect to any Extraordinary Resolution; and

                         (vii) to direct the Trustee to wind up the Fund following a Financial Default.

             (b) (NO POWER): A meeting of the Bondholders of a Fund shall not have power to, nor shall any resolution submitted to the meeting propose or have the effect of:

                         (i)         removing the Trustee or Manager from
                                     office;

                         (ii) interfering with the management of the Fund or any other Fund;

                         (iii) winding up or terminating the Fund or any other Fund (except as contemplated by clause 24.13(a)(vii));

                         (iv) altering the Authorised Investments of the Fund;

                         (v)         altering clauses 22.1 and 22.2; or

                         (vi) altering the Interest Payment Dates, Principal Amortisation Dates, Interest Entitlements, Principal Entitlements or the other Supplementary Bond Terms in relation to any Bonds (subject to clause 24.13(a)(iii)).

24.14        EXTRAORDINARY RESOLUTION BINDING ON BONDHOLDERS

             Subject to clause 24.3(b), an Extraordinary Resolution passed at a meeting of the Bondholders of a Fund duly convened and held in accordance with this Deed shall be binding upon all the Bondholders of the Fund whether or not present at such meeting and each of the Bondholders of the Fund, the Trustee and the Manager shall be bound to give effect thereto accordingly.

24.15        MINUTES AND RECORDS

                                      96.


             Minutes of all resolutions and proceedings at every meeting of the Bondholders of a Fund shall be made and duly entered in the books to be from time to time provided for that purpose by the Trustee and any such minutes as aforesaid if purporting to be signed by the chairman of the meeting at which such resolutions were passed or proceedings transacted or by the chairman of the next succeeding meeting of the Bondholders of the Fund shall be conclusive evidence of the matters therein contained and until the contrary is proved every such meeting in respect of the proceedings of which minutes have been made and signed as aforesaid shall be deemed to have been duly convened and held and all resolutions passed or proceedings transacted thereat to have been duly passed and transacted.

24.16        WRITTEN RESOLUTIONS

             Notwithstanding the preceding provisions of this clause 24, a resolution of the Bondholders of a Fund (including an Extraordinary Resolution) may be passed, without any meeting or previous notice being required, by an instrument or instruments in writing which has or have:

             (a) in the case of a resolution (including an Extraordinary Resolution) of the Bondholders of a Fund, been signed by all Bondholders of the Fund; and

             (b) any such instrument shall be effective upon presentation to the Trustee for entry in the records referred to in clause 24.15.

24.17        FURTHER PROCEDURES FOR MEETINGS

             Subject to all other provisions contained in this Deed, the Trustee may without the consent of the Bondholders of a Fund prescribe such further regulations regarding the holding of meetings of the Bondholders of a Fund and attendance and voting thereat as the Trustee may in its sole discretion determine including particularly (but without prejudice to the generality of the foregoing) such regulations and requirements as the Trustee thinks reasonable:

             (a) (ENTITLEMENT TO VOTE): so as to satisfy itself that persons who purport to attend or vote at any meeting of the Bondholders of a Fund are entitled to do so in accordance with this Deed; and

             (b) (FORMS OF REPRESENTATIVE): as to the form of appointment of a Representative.

                                      97.


25.          PAYMENTS GENERALLY

25.1         CHEQUE DETAILS

             Any moneys payable by the Trustee to a Bondholder or to a Beneficiary under the provisions of this Deed may be paid by:

             (a) (CHEQUE): crossed "not negotiable" cheque in favour of the Bondholder or the Beneficiary (as the case may be) and despatched by post to the registered address of the Bondholder or to the address of the Beneficiary for the purposes of clause 27; or

             (b) (DIRECT PAYMENT): at the option of the Bondholder (which option may be exercised on an Application for Bonds or a Bond Transfer) or the Beneficiary (as the case may be) by direct transfer to a designated bank account in Australia of the Bondholder or the Beneficiary.

25.2         PAYMENTS GOOD DISCHARGE

             Every cheque referred to in clause 25.1(a), if despatched by post in accordance with clause 25.1(a), shall be in full satisfaction of the moneys payable and shall be a good discharge to the Trustee and to the Manager. Neither the Trustee nor the Manager shall be responsible for any moneys which are not credited to the bank account of a Bondholder or a Beneficiary if the Trustee's bank has been instructed to effect the direct transfer referred to in clause 25.1(b).

25.3         TRUSTEE TO PREPARE CHEQUES

             The Trustee will prepare or cause to be prepared all cheques which are to be issued to Bondholders and to Beneficiaries and stamp the same as required by law. The Trustee will sign (by autographical, mechanical or other means) such cheques for despatch on the day on which they ought to be despatched.

                                      98.


25.4         VALID RECEIPTS

             The receipt of the Trustee for any moneys shall exonerate the person paying the same from all liability to make any further enquiry in relation thereto. Every such receipt shall as to the moneys paid or expressed to be received in such receipt, effectually discharge the person paying such moneys from such liability or enquiry and from being concerned to see to the application or being answerable or accountable for any loss or misapplication of such moneys.

26.          TRUSTEE'S AND MANAGER'S POWERS, LIABILITY AND INDEMNITY GENERALLY

             Without prejudice to any indemnity allowed by law or elsewhere herein given to the Trustee or the Manager, it is expressly declared as follows:

26.1         RELIANCE ON CERTIFICATES

             The Trustee and the Manager shall not incur any liability in respect of any action taken or thing suffered by it in reliance upon any notice, resolution, direction, consent, certificate (including any certificate as to title, or as to any documents held, by an Approved Solicitor), receipt, affidavit, statement, valuation report or other document (including without limitation, any of same submitted or provided by the Manager (in the case of the Trustee only), by the Trustee (in the case only of the Manager) or by any Mortgage Manager) which it has no reason to believe is not genuine, signed by the proper parties and with appropriate authority.

             Without limiting the generality of the foregoing the Trustee may rely upon:

             (a) (STATEMENTS BY THE MANAGER): a statement by the Manager that:

                         (i) an investment of the Fund is an Authorised Investment; and

                         (ii) a proposed loan will constitute a Loan and that a proposed mortgage will constitute a Mortgage;

             (b) (BOND ISSUE DIRECTIONS): a Bond Issue Direction issued by the Manager; and

             (c) (CERTIFICATES): a certificate by the Manager pursuant to this Deed.

                                      99.


             In preparing any notice, certificate, advice or proposal hereunder (including, without limiting the generality of the foregoing, a Bond Issue Direction) the Trustee and the Manager shall be entitled to assume that each person under any Authorised Investment, Enhancement, Interest Hedge, Mortgage, Loan, Related Security, other Transaction Document or any other deed, agreement or arrangement incidental to any of the foregoing or to any Fund, will perform their obligations thereunder in full by the due date and otherwise in accordance with the terms thereof.

26.2         TRUSTEE AND MANAGER MAY ASSUME SIGNED DOCUMENTS TO BE GENUINE

             (a)         (RELIANCE ON DOCUMENTS): Subject to sub-clause (b):

                         (i) (TRUSTEE MAY ASSUME AUTHENTICITY): the Trustee shall be entitled to assume the authenticity and validity of any signature on any application, request or other instrument or document delivered to the Trustee (other than a document executed or purporting to be executed by or on behalf of the Manager, as to which clause 26.3 shall apply);

                         (ii)        (TRUSTEE NOT LIABLE FOR LOSS ON FORGERIES):
                                     the Trustee shall not be in any way liable to make good out of its own resources any loss incurred by any person in the event of any signature on any document being forged or otherwise failing to bind the person whose signature it purports to be or the person on whose behalf it purports to be executed and, if the Trustee becomes liable for such loss, then subject to any right of reimbursement from any other person (including, if the law so provides, the Manager) and subject to this Deed it shall be entitled to reimbursement for the amount of such loss from the relevant Fund;

                         (iii) (MANAGER MAY ASSUME AUTHENTICITY): the Manager shall be entitled to rely on the authenticity and validity of any signature on any application, request or other instrument or document delivered to the Manager (other than a document executed or purporting to be executed by or on behalf of the Trustee, as to which clause 26.4 shall apply); and

                         (iv)        (MANAGER NOT LIABLE FOR LOSS ON FORGERIES):
                                     the Manager shall not be in any way liable to make good

                                      100.


                                     out of its own resources any loss incurred by any person in the event of any signature on any document being forged or otherwise failing to bind the person whose signature it purports to be or the person on whose behalf it purports to be executed and if the Manager becomes liable for such loss then, subject to any right of reimbursement from any other person (including, if the law so provides, the Trustee) and subject to this Deed, it shall be entitled to reimbursement for the amount of such loss from the relevant Fund.

             (b)         (LIMITATIONS ON ASSUMPTIONS WHERE ACTUAL KNOWLEDGE):
                         The Trustee or the Manager shall not be entitled to the benefit of paragraph (a) in relation to an application, request or other instrument or document if it was actually aware that the signature thereon was not genuine and binding.

26.3         TRUSTEE'S RELIANCE ON MANAGER

             Whenever any certificate, notice, proposal, direction, instruction or other communication is to be given by the Manager to the Trustee, the Trustee may accept as sufficient evidence as to the form and content thereof a document reasonably believed to be signed on behalf of the Manager by any two Authorised Signatories of the Manager. The Trustee shall not be responsible for any loss arising from any act, neglect, mistake or discrepancy of the Manager or any officer, employee, agent or delegate of the Manager in preparing any such document or in compiling, verifying or calculating any matter or information contained in any such document, provided that the Trustee is not actually aware that such document is not genuine and correct, whether or not an error in any such information, document, form or list is reproduced by the Trustee in any step taken by it.

                                      101.


26.4         MANAGER'S RELIANCE ON TRUSTEE

             Whenever any certificate, notice, proposal, direction, instruction or other communication is to be given by the Trustee to the Manager, the Manager may accept as sufficient evidence as to the form and content thereof a document reasonably believed to be signed on behalf of the Trustee by any two Authorised Signatories of the Trustee. The Manager shall not be responsible for any loss arising from any act, neglect, mistake or discrepancy of the Trustee or any officer, employee, agent or delegate of the Trustee in preparing any such document or in compiling, verifying or calculating any matter or information contained in any such document, provided that the Manager is not actually aware that such document is not genuine and correct, whether or not an error in any such information, document, form or list is reproduced by the Manager in any step taken by it.

26.5         COMPLIANCE WITH LAWS

             The Trustee and the Manager shall not incur any liability to anyone in respect of any failure to perform or to do any act or thing which by reason of any provision of any relevant present or future law of any place or any ordinance, rule, regulation or by-law made pursuant thereto or of any decree, order or judgment of any competent court or other tribunal, the Trustee and/or the Manager shall be hindered, prevented or forbidden from doing or performing.

26.6         TAXES

             The Trustee and the Manager shall not be liable to account to any person for any payments made in good faith to any duly empowered Government Agency of any Australian Jurisdiction or any other place for Taxes or other charges upon any of the Funds or upon any Bonds or with respect to any transaction under or arising from this Deed or any other Transaction Document notwithstanding that any such payment ought or need not have been made.

                                      102.


26.7         RELIANCE ON EXPERTS

             The Trustee and the Manager may act upon the opinion or statement or certificate or advice of or information obtained from the Manager (in the case of the Trustee only), the Trustee (in the case of the Manager only), any Mortgage Manager, barristers or solicitors (whether instructed by the Manager, the Trustee or a Mortgage Manager), bankers, accountants, brokers, valuers and other persons believed by it in good faith to be expert or properly informed in relation to the matters upon which they are consulted and the Trustee and the Manager shall not be liable for anything done or suffered by it in good faith in reliance upon such opinion, statement, certificate, advice or information.

26.8         OVERSIGHTS OF OTHERS

             Subject to this Deed, the Trustee and the Manager shall not be responsible for any act, omission, misconduct, mistake, oversight, error of judgment, forgetfulness or want of prudence on the part of the Manager (in the case of the Trustee only), the Trustee (in the case of the Manager only), any Mortgage Manager, any other delegate or agent or other person appointed by the Trustee or the Manager or upon whom the Trustee or the Manager is entitled to rely pursuant to this Deed (other than a Related Body Corporate thereof), attorney, banker, receiver, barrister, solicitor, agent or other person acting hereunder as agent or adviser to the Trustee or the Manager.

26.9         POWERS, AUTHORITIES AND DISCRETIONS

             Except insofar as herein otherwise expressly provided and in the absence of fraud, negligence or wilful default, the Trustee and the Manager shall not be in any way responsible for any loss (whether consequential or otherwise), costs, damages or inconvenience that may result from the exercise or non-exercise of any powers, authorities and discretions vested in it.

                                      103.


26.10        IMPOSSIBILITY OR IMPRACTICABILITY

             If for any reason whatsoever it becomes impossible or impracticable to carry out any or all of the provisions of this Deed or any other Transaction Document the Trustee and the Manager shall not be under any liability therefor or thereby except to the extent of their own fraud, negligence or wilful default nor shall either of them incur any liability by reason of any error of law or any matter or thing done or suffered or omitted to be done in good faith by either of them or their respective officers, employees, agents or delegates.

26.11        DUTIES AND CHARGES

             The Trustee and the Manager shall not be required to effect any transaction or dealing with any Bonds or with any instrument or with all or any part of the Authorised Investments of a Fund on behalf or for the benefit or at the request of any Bondholder or other person unless such Bondholder or other person (as the case may be) shall first have paid in cash or otherwise provided to its satisfaction for all duties, Taxes, governmental charges, brokerage, transfer fees, registration fees and other charges (whether similar to the foregoing or not) whether in respect of the Bonds or the relevant instrument or all or the relevant part of the Authorised Investments of the relevant Fund or otherwise (herein called collectively "DUTIES AND CHARGES") which have or may become payable in respect of or prior to or upon the occasion of such transaction or dealing provided always that the Trustee and the Manager shall be entitled if it so thinks fit to pay and discharge all or any of such duties and charges on behalf of the Bondholder or other person and to retain the amount so paid of any moneys or property to which such Bondholder or other person may be or become entitled hereunder.

26.12        LEGAL AND OTHER PROCEEDINGS

             (a) (INDEMNITY FOR LEGAL COSTS): The Trustee and the Manager shall be indemnified out of a Fund for all legal costs and disbursements (payable on the trustee basis as described in Part 52 Rule 31 of the New South Wales Supreme Court Rules as at the date of this Deed, and, in the case of solicitors' costs, calculated at the solicitors' usual charge out rate) and all other cost, disbursements, outgoings and expenses incurred by the Trustee and the Manager in connection with:

                         (i) the enforcement or contemplated enforcement of, or preservation of rights under; and

                                      104.


                         (ii) without limiting the generality of paragraph (i) above, the initiation, defence, carriage and settlement of any action, suit, proceeding or dispute in respect of,

                         this Deed or any other Transaction Document or otherwise under or in respect of the Fund provided that the enforcement, contemplated enforcement or preservation by the Trustee of the rights referred to in paragraph (i) or the court proceedings referred to in paragraph (ii) (other than the defence of any action, suit, proceeding or dispute brought against the Trustee), and the basis of incurring any costs, disbursements, outgoings and expenses in connection therewith by the Trustee:

                         (iii) has been approved in advance by the Manager or by an Extraordinary Resolution of the Bondholders of the Fund; or

                         (iv) is regarded by the Trustee as necessary to protect the interests of the Bondholders or the Beneficiaries in relation to the Fund following a breach by the Manager of its obligations hereunder and the Trustee reasonably believes that any delay in seeking an approval under paragraph (iii) will be prejudicial to the interests of the Bondholders in relation to the Fund.

             (b) (DEFENCE OF PROCEEDINGS ALLEGING NEGLIGENCE ETC.): Each of the Trustee and the Manager shall be entitled to claim in respect of the foregoing indemnity from the relevant Fund for its expenses and liabilities incurred in defending any action, suit, proceeding or dispute in which fraud, negligence or wilful default is alleged or claimed against it, but upon the same being proved, accepted or admitted by it, it shall from its personal assets immediately repay to such Fund the amount previously paid by such Fund to it in respect of such indemnity in relation thereto.

                                      105.


26.13        NO LIABILITY EXCEPT FOR NEGLIGENCE ETC.

             In the absence of fraud, negligence or wilful default, the Trustee and the Manager shall not be liable personally in the event of failure to pay moneys on the due date for payment to any Bondholder, any Beneficiary, the Manager (in the case of the Trustee), the Trustee (in the case of the Manager) or any other person or for any loss howsoever caused in respect of any of the Funds or to any Bondholder, any Beneficiary, the Manager (in the case of the Trustee), the Trustee (in the case of the Manager) or other person.

26.14        FURTHER LIMITATIONS ON TRUSTEE'S LIABILITY

             Subject to clause 26.3, the Trustee shall not be liable:

             (a) (FOR LOSS ON ITS DISCRETIONS): for any losses, costs, liabilities or expenses arising out of the exercise or non-exercise of its discretion or for any other act or omission on its part under this Deed, any other Transaction Document or any other document except where the exercise or non-exercise of any discretion, or any act or omission, by the Trustee, or any of its officers, employees, agents or delegates, constitutes fraud, negligence or wilful default;

             (b) (FOR LOSS ON MANAGER'S DISCRETIONS): for any losses, costs liabilities or expenses arising out of the exercise or non-exercise of a discretion by the Manager or the act or omission of the Manager except to the extent that it is caused by the Trustee's, or any of its officer's, employee's, agent's or delegate's, fraud, negligence or wilful default; or

             (c) (FOR LOSS ON MANAGER'S DIRECTIONS): for any losses, costs, damages or expenses caused by its acting on any instruction or direction given to it by the Manager under this Deed, any other Transaction Document or any other document except to the extent that it is caused by the Trustee's, or any of its officer's, employee's, agent's or delegate's, fraud, negligence or wilful default.

             Nothing in this clause 26.14 alone (but without limiting the operation of any other clause of this Deed) shall imply a duty upon the Trustee to supervise the Manager in the performance of the Manager's functions and duties, and the exercise by the Manager of its discretions, hereunder.

                                      106.


26.15        FURTHER LIMITATIONS ON MANAGER'S LIABILITY

             Subject to clause 26.4, the Manager shall not be liable:

             (a) (FOR LOSS ON ITS DISCRETIONS): for any losses, costs, liabilities or expenses arising out of the exercise or non-exercise of its discretion or for any other act or omission on its part under this Deed, any other Transaction Document or any other document except where the exercise or non-exercise of any discretion, or any act or omission, by the Manager, or any of its officers, employees, agents or delegates, constitutes fraud, negligence or wilful default;

             (b) (FOR LOSS ON TRUSTEE'S DISCRETIONS): for any losses, costs, liabilities or expenses arising out of the exercise or non-exercise of a discretion by the Trustee or the act or omission of the Trustee except to the extent that it is caused by the Manager's, or any of its officer's, employee's, agent's or delegate's, fraud, negligence or wilful default; or

             (c) (FOR LOSS ON TRUSTEE'S DIRECTIONS): for any losses, costs, damages or expenses caused by its acting on any instruction or direction given to it by the Trustee under this Deed, any other Transaction Document or any other document except to the extent that it is caused by the Manager's, or any of its officer's, employee's, agent's or delegate's, fraud, negligence or wilful default.

             Nothing in this clause 26.15 alone (but without limiting the operation of any other clause of this Deed) shall imply a duty upon the Manager to supervise the Trustee in the performance of the Trustee's functions and duties, and the exercise by the Trustee of its discretions, hereunder.

                                      107.


26.16        LIABILITY OF TRUSTEE LIMITED TO ITS RIGHT OF INDEMNITY

             (a) (GENERAL PRINCIPLE): Subject to clause 26.16(b), the Trustee shall not be liable to any person (including, without limiting the generality of the foregoing, any Bondholder, Beneficiary or the Manager) nor shall any such person be entitled to enforce any rights against the Trustee, to any greater extent than the Trustee is entitled to recover through its right of indemnity from the Fund to which the liability or rights relate. If any such person does not recover all moneys owing to it pursuant to such liabilities or rights, it may not seek to recover the shortfall by bringing proceedings against the Trustee in its personal capacity or applying to have the Trustee wound-up or proving in the winding-up of the Trustee unless another creditor has initiated proceedings to wind-up the Trustee.

             (b) (EXCEPTION): Nothing in clause 26.16(a) limits the liability of the Trustee where such liability arises from the fraud, negligence or wilful default of the Trustee or any of its officers, employees, agents or delegates.

26.17        TRUSTEE'S RIGHT OF INDEMNITY

             (a) (INDEMNITY FROM EACH FUND): Subject to this Deed and without prejudice to the right of indemnity given by law to trustees, the Trustee will be indemnified out of each Fund against all losses and liabilities properly incurred by the Trustee in performing any of its duties or exercising any of its powers under this Deed in relation to that Fund.

             (b) (PRESERVATION OF RIGHT OF INDEMNITY): Subject to clause 26.17(c), and without limiting the generality of clause 26.17(a), the Trustee's right to be indemnified in accordance with clause 26.17(a), and to effect full recovery out a Fund pursuant to such right, will apply in relation to any liabilities to Creditors of the Fund notwithstanding any failure by the Trustee to exercise a degree of care, diligence and prudence required of the Trustee having regard to the powers, authorities and discretions conferred on the Trustee under this Deed or any other act or omission which may not entitle the Trustee to be so indemnified and/or effect such recovery (including, without limitation, fraud, negligence or wilful default).

             (c)         (INDEMNITY IN CERTAIN CIRCUMSTANCES HELD FOR TRUST

                                      108.


                         CREDITORS): Subject to clause 26.17(d), if the Trustee fails to exercise the degree of care, diligence and prudence required of a trustee having regard to the powers, authorities and discretions conferred on the Trustee by this Deed or if any other act or omission occurs which may not entitle the Trustee to be indemnified in accordance with clause 26.17(a) or to effect full recovery out of a Fund (including, without limitation, fraud, negligence or wilful default):

                         (i) the Trustee may not receive or hold or otherwise have the benefit of the indemnity given in clause 26.17(a) otherwise than on behalf of and on trust for Creditors in relation to that Fund; and

                         (ii) the Trustee may only be indemnified to the extent necessary to allow it to discharge its liability to Creditors in relation to that Fund.

             (d) (FOREGOING NOT TO LIMIT RIGHTS OF OTHERS): Nothing in clauses 26.17(a) to (c) (inclusive) shall be taken to:

                         (i) impose any restriction upon the right of any Bondholder, any Beneficiary, the Manager or any other person to bring an action against the Trustee for loss or damage suffered by reason of the Trustee's failure to exercise the degree of care, diligence and prudence required of a trustee having regard to the powers, authorities and discretions conferred on the Trustee by this Deed (including, without limitation, fraud, negligence or wilful default); or

                         (ii) confer on the Trustee a right to be indemnified out of a Fund against any loss the Trustee suffers in consequence of an action brought against it by reason of the Trustee's failure to exercise the degree of care, diligence and prudence required of a Trustee having regard to the powers, authorities and discretions conferred on the Trustee by this Deed (including, without limitation, fraud, negligence or wilful default).

             (e) (FOREGOING NOT TO LIMIT TRUSTEE'S DUTY): Nothing in this clause 26.17 shall limit the Trustee's duties and obligations under this Deed or prevent or restrict any determination as to whether there has been, or limit the Trustee's personal liability under this Deed for, a breach of trust or fraud, negligence or wilful default on the part of the Trustee or its officers, employees, agents or delegates.

                                      109.


26.18        EXTENT OF LIABILITY OF MANAGER

             The Manager shall not be personally liable to indemnify the Trustee or make any payments to any other person in relation to any Fund except that there shall be no limit on the Manager's liability for any fraud, negligence or wilful default by it in its capacity as the Manager of the relevant Fund.

26.19        RIGHT OF INDEMNITY

             The Manager shall be indemnified out of the relevant Fund in respect of any liability, cost or expense properly incurred by it in its capacity as Manager of the relevant Fund or so incurred by any of its delegates, sub-delegates or agents.

26.20        CONFLICTS

                                      110.


             Nothing in this Deed shall prevent the Trustee, the Manager or any Related Body Corporate or Associate of either of them or the directors or other officers thereof or any other person (all being included unless the context otherwise requires in the expression the "TRUSTEE AND THE MANAGER" where hereafter used in this clause) from subscribing for purchasing, holding, dealing in or disposing of any Bonds, or from otherwise at any time contracting or acting in any capacity as representative or agent or otherwise or entering into any financial, banking, development, insurance, agency, broking or other transaction with, or providing any advice or services for any of the Funds or from being interested in any such contract or transaction or otherwise and the Trustee and the Manager shall not be in any way liable to account to any Bondholder, any Beneficiary or any other person or any of them for any profits or benefits (including but without limiting the generality thereof any profit, bank charges, commission, exchange, brokerage and fees) made or derived thereby or in connection therewith and the Trustee and the Manager shall not by reason of any fiduciary relationship be in any way precluded from making any contracts or entering into any transactions with any such person in the ordinary course of the business or from undertaking any banking, financial, development, agency or other services and without prejudice to the generality of these provisions it is expressly declared that such contract and transactions may include any contract or transaction in relation to the placing of or dealing with any investment and the acceptance of any office of profit or any contract of loan or deposits or other contract or transaction which any person or company not being a party to this Deed could or might have lawfully entered into if not a party to this Deed and the Trustee and the Manager shall not be accountable to Bondholders, Beneficiaries or any other person for any profits arising from any such contracts, transactions or offices.

                                      111.


26.21        TRUSTEE NOT OBLIGED TO INVESTIGATE THE MANAGER ETC.

             The Trustee shall be responsible only for so much of the Authorised Investments, and the income and proceeds emanating therefrom as may be actually transferred or paid to it and the Trustee is hereby expressly excused from taking any action or actions to investigate the accounts management control or activities of the Manager, any Mortgage Manager or any other person or to inquire into or in any manner question or bring any action suit or proceeding or in any other manner whatsoever seek to interfere with the management control or activities (including the exercise or non-exercise of powers and discretions) of any of such persons or in any other manner whatsoever seek to remove from office any of such persons or take any steps or bring any action suit or proceedings or in any other manner whatsoever seek to vary amend delete from or add to this Deed or other instrument establishing the Funds, or wind up any of such persons or vest the Funds.

26.22        INDEPENDENT INVESTIGATION OF CREDIT

             (a) The Trustee and the Manager shall be entitled to assume that each Bondholder has, independently and without reliance on the Trustee, the Manager or any other Bondholder, and based on such documents and information as each has deemed appropriate, made its own investigations in relation to the Bonds, the Trustee, the Manager and the provisions of this Deed and any other Transaction Document.

             (b) Each Bondholder agrees that it will, independently and without reliance on the Trustee, the Manager or any other Bondholder and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions as to all matters relating to this Deed and any other Transaction Document.

26.23        INFORMATION

             Except for notices and other documents and information (if any) expressed to be required to be furnished to any person by the Trustee under this Deed or any other Transaction Document, the Trustee shall not have any duty or responsibility to provide any person (including, without limitation, any Bondholder or Beneficiary but not including the Manager) with any credit or other information concerning the affairs, financial condition or business of any of the Funds.

                                      112.


27.          NOTICES

27.1         NOTICES GENERALLY

             Subject to clause 27.2, every notice, certificate, request, direction, demand or other communication of any nature whatsoever required to be served, given or made under or arising from this
             Deed:

             (a)         shall be in writing in order to be valid;

             (b) shall be deemed to have been duly served, given or made in relation to a party if it is:

                         (i) delivered to the address of that party set out in sub-paragraph (e) (or at such other address as may be notified in writing by that party to the other party from time to time); or

                         (ii) posted by prepaid registered post to such address; or

                         (iii) sent by facsimile to the facsimile number set out in sub-paragraph (e) (or to such other number as may be notified in writing by that party to the other party from time to time);

             (c) shall be sufficient if executed by the party giving, serving or making the same or on its behalf by any two then Authorised Signatories of such party;

             (d)         shall be deemed to be given, served or made:

                         (i) (in the case of prepaid registered post) within 2 Banking Days of posting;

                         (ii) (in the case of facsimile) on receipt of a transmission report confirming successful transmission; and

                         (iii)       (in the case of delivery by hand) on
                                     delivery;

             (e) the addresses and facsimile numbers for service of notices as referred to in sub-paragraph (b) of this clause are as follows:

                                      113.


                         (i)         Where the Trustee is the recipient:

                                     By mail or hand delivery:

                                     Perpetual Trustees Australia Limited
                                     Level 3, 39 Hunter Street
                                     SYDNEY  NSW  2000

                                     By facsimile: (02) 223 7688

                                     In all cases marked to the attention of
                                     the Manager: Mortgage Securitisation

                         (ii)        Where the Manager is the recipient:

                                     By mail or hand delivery:

                                     Superannuation Members' Home Loans Limited
                                     Level 34, Rialto South Tower
                                     525 Collins Street
                                     MELBOURNE  VIC  3000

                                     By facsimile: (03) 617 2690

                                     In all cases marked to the attention of the Treasurer.

                         (iii)       Where the Income Beneficiary is the
                                     recipient:

                                     By mail or hand delivery:

                                     P.T. Limited
                                     Level 3, 39 Hunter Street
                                     Sydney  NSW  2000

                                     By facsimile: (02) 223 7688

                                     In all cases marked to the attention of the
                                     Manager: Mortgage Securitisation.

                                      114.


                         (iv) Where the Residual Capital Beneficiary is the recipient:

                                     By mail or hand delivery:

                                     National Mutual Funds Management Limited
                                     Level 34, Rialto South Tower
                                     525 Collins Street
                                     MELBOURNE  VIC  3000

                                     By facsimile: (03) 617 2690

                                     In all cases marked to the attention of the Treasurer.

27.2         NOTICES TO BONDHOLDERS

             A notice, request or other communication by the Trustee or the Manager to Bondholders shall be deemed to be duly given or made by an advertisement placed on a Banking Day in The Australian Financial Review (or other nationally distributed newspaper).

27.3         NOTICES TO DESIGNATED RATING AGENCIES

             The Manager shall provide a copy of each notice, request or other communication by the Trustee or the Manager to Bondholders in a Fund to each Designated Rating Agency (if any) for the Fund as from time to time agreed in writing with that Designated Rating Agency.

28.          AMENDMENT

28.1         AMENDMENT BY TRUSTEE

             The Trustee may with the written approval of the Manager by way of supplemental deed alter, add to or modify this Deed (including this clause 28 other than the words in brackets hereinafter appearing) in respect of any one or more Funds (other than clauses 22.1 and 22.2 insofar as they relate to a then constituted Fund) so long as such alteration, addition or modification either complies with clause 28.2 or is:

             (a) (CORRECT MANIFEST ERROR): to correct a manifest error or ambiguity or is of a formal, technical or administrative nature only;

             (b) (COMPLY WITH LAW): in the opinion of the Trustee necessary

                                      115.


                         to comply with the provisions of any statute or regulation or with the requirements of any Government Agency;

             (c) (CHANGE IN LAW): in the opinion of the Trustee appropriate or expedient as a consequence of an amendment to any statute or regulation or altered requirements of any Government Agency (including, without limiting the generality of the foregoing, an alteration, addition or modification which is in the opinion of the Trustee appropriate or expedient as a consequence of the enactment of a statute or regulation or an amendment to any statute or regulation or ruling by the Commissioner or Deputy Commissioner of Taxation or any governmental announcement or statement, in any case which has or may have the effect of altering the manner or basis of taxation of trusts generally or of trusts similar to any of the Funds);

             (d) (NOT YET CONSTITUTED FUND): to apply only in respect of a Fund not yet constituted hereunder;

             (e) (TO ENSURE NON-REGISTRATION): necessary to ensure that this Deed is required to be registered with or approved by any Government Agency in any Australian jurisdiction; or

             (f) (NOT PREJUDICIAL TO EXISTING BONDHOLDERS OR BENEFICIARIES): in the reasonable opinion of the Trustee neither prejudicial nor likely to be prejudicial to the interests of the Bondholders or Beneficiaries in respect of a then constituted Fund (in the case of an alteration, addition or modification affecting that Fund).

28.2         AMENDMENT WITH CONSENT

             Where in the reasonable opinion of the Trustee a proposed alteration, addition or modification to this Deed, save and except an alteration, addition or modification referred to in clauses 28.1
             (a), (b), (c), (d) or (e), is prejudicial or likely to be prejudicial to the interests of the Bondholders or Beneficiaries in a particular then constituted Fund such alteration, addition or modification may only be effected by the Trustee with the prior consent of the Bondholders in the particular Fund pursuant to an Extraordinary Resolution of the Bondholders in the Fund or with the prior written consent of the Beneficiaries (as the case may be).

                                      116.


28.3         COPY OF AMENDMENTS TO BONDHOLDERS

             The Trustee shall upon request by a Bondholder, provide the Bondholder with a copy of the supplemental deed effecting any alteration, addition or modification to this Deed.

28.4         COPY OF AMENDMENTS IN ADVANCE TO DESIGNATED RATING AGENCIES

             The Manager shall provide a copy of a proposed alteration, addition or modification to this Deed, and to any document in relation to a Rated Fund agreed in writing with a Designated Rating Agency, to each Designated Rating Agency (if any) for the Rated Fund at least 5 Banking Days (or such other period as may from time to time be agreed by the Manager with the Designated Rating Agency) prior to the same taking effect.

29.          MISCELLANEOUS

29.1         DATA BASE TO BE RETAINED AS CONFIDENTIAL

             Each of the Trustee and the Manager shall retain as confidential to itself the Data Base in so far as the same is held by it and shall not disclose the same to any other person (including any of its Related Bodies Corporate) except:

             (a) (TRANSACTION DOCUMENTS) as permitted or required by any Transaction Document or necessary for any party to a Transaction Document (including the Trustee, the Manager and any Mortgage Manager) to perform its respective duties and obligations thereunder;

             (b) (ENFORCEMENT): as required for the enforcement or attempted enforcement of any Transaction Document, Loan, Mortgage or Related Security;

             (c) (PROFESSIONAL ADVISERS): to any professional adviser, delegate, agent or sub-agent of the Trustee, the Manager or any Mortgage Manager under a power contained in a Transaction Document;

             (d) (OFFICERS): to the officers, employees and directors of the Trustee, the Manager or any Mortgage Manager made in the performance by the Trustee, the Manager or any Mortgage Manager respectively of its duties and obligations under the Transaction Documents or at law;

                                      117.


             (e) (AUDITORS): to the Auditor of any Fund or as required by the Auditor of any Fund; or

             (f) (LAW): as required by law or by any Government Agency or by the listing rules of the Australian Stock Exchange Limited.

29.2         CERTIFICATES BY MANAGER

             Any statement or certificate by the Manager in relation to any act, matter, thing or state of affairs in relation to any of the Funds, this Deed or any other Transaction Document shall, in the absence of manifest error be final, be binding and conclusive upon the Trustee, the Beneficiaries, the Bondholders and all other persons.

29.3         WAIVERS, REMEDIES CUMULATIVE

             Save as provided in this Deed, no failure to exercise and no delay in exercising on the part of the Trustee or the Manager of any right, power or privilege under this Deed shall operate as a waiver, nor shall any single or partial exercise of any right power or privilege preclude any other or further exercise of such right power or privilege, or the exercise of any other right, power or privilege.

29.4         RETENTION OF DOCUMENTS

             All Applications for Bonds, cancelled Bond Registration Confirmation, Bond Transfers and instruments of transmission shall be retained by the Manager for a period of seven years but on the expiration of seven years from the date of any such document the same may be destroyed.

29.5         GOVERNING LAW

             This Deed shall be governed by and construed in accordance with the laws of the State of New South Wales.

29.6         JURISDICTION

             (a) Each of the Trustee, the Manager, the Beneficiaries and the Bondholders irrevocably submits to and accepts, generally and unconditionally, the non-exclusive jurisdiction of the courts and appellate courts of the State of New South Wales with respect to any legal action or proceedings which may be brought at any time relating in any way to this Deed.

                                      118.


             (b) Each of the Trustee, the Manager, the Beneficiaries and the Bondholders irrevocably waives any objection it may now or in the future have to the venue of any such action or proceedings and any claim it may now or in the future have that any such action or proceeding has been brought in an inconvenient forum.

29.7         SEVERABILITY OF PROVISIONS

             In the event that any provision of this Deed is prohibited or unenforceable in any jurisdiction such provision shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Deed or affecting the validity or enforceability of such provision in any other jurisdiction.

29.8         COUNTERPARTS

             This Deed may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

29.9         INSPECTION OF THIS DEED

             The Beneficiaries and the Bondholders may inspect a copy of this Deed at the office of the Manager during normal business hours, but shall not be entitled to a copy thereof.

                                      119.


                                   SCHEDULE 1

                              APPLICATION FOR BONDS

                     THE SUPERANNUATION MEMBERS' HOME LOANS
                    [ORIGINATION/SECURITISATION] FUND NO. [ ]


TO:    Perpetual Trustees Australia Limited, ACN 000 431 827 (the "TRUSTEE")

       and

       Superannuation Members' Home Loans Limited, ACN 005 964 134 (the "MANAGER").


FROM:  ................................................. (ACN                )
                           (Name)

       of ................................................... (the "APPLICANT").
                           (Address)

APPLICATION

The Applicant hereby applies for the following Bonds (the "BONDS") to be issued by the Trustee as trustee of the Superannuation Members' Home Loans [Origination/Securitisation] Fund No. [__] (the "FUND") pursuant to the Master Trust Deed dated [______] (as amended from time to time) establishing the Superannuation Members' Home Loans Trusts (the "TRUST DEED"):

1.     The Bonds applied for are:


2.     The amount of Bonds applied for is:


APPLICANT BOUND

The Applicant agrees that the Bonds will be issued subject to, and agrees to be bound by, the provisions of the Trust Deed, the Supplementary Bond Terms appearing in the Register in relation to the Bonds [and the Security Trust Deed dated [_____________] in relation to the Fund].

ACKNOWLEDGEMENT BY APPLICANT

                                      120.


The Applicant acknowledges that the liability of the Trustee to make payments in respect of the Bonds is limited to its right of indemnity from the assets of the Fund from time to time available to make such payments pursuant to the Trust Deed.

The Applicant further acknowledges that it has independently and without reliance on the Trustee, the Manager or any other person (including without reliance on any materials prepared or distributed by any of the foregoing) made its own assessment and investigations regarding its investment in the Bonds.

GENERAL

Payments due under the Bonds should be made:

|_|          by cheque posted to the above address.

|_|          to the credit of the following account:

             Name of Bank:
             Address of Bank:
             Account Details:
                         Account No.:
                         Name of Account:

A marked Bond Transfer of the abovementioned Bonds is required: Yes/No.

Applicant's Tax File Number:

INTERPRETATION

Each expression used in this Application for Bonds that is not defined herein has the same meaning as in the Trust Deed.

Dated:

SIGNED: ....................................


* Where the Applicant is a trustee, this Application for Bonds must be completed in the name of the trustee and signed by the trustee without reference to the trust.

* Where this Application for Bonds is executed by a corporation, it must be executed either under common seal or under a power of attorney.

                                      121.


* If this Application for Bonds is signed under a power of attorney, the attorney hereby certifies that it has not received notice of revocation of that power of attorney. A certified copy of the power of attorney must be lodged with this Application for Bonds.

                                      122.



                                   SCHEDULE 2

                         BOND REGISTRATION CONFIRMATION

                     THE SUPERANNUATION MEMBERS' HOME LOANS
                    [ORIGINATION/SECURITISATION] FUND NO. [__]


NAME:

[CLASS]:

OUTSTANDING PRINCIPAL BALANCE (AS AT THE DATE HEREOF):

INTEREST RATE:

INTEREST PAYMENT DATES:

[PRINCIPAL AMORTISATION  DATES]:

FINAL MATURITY DATE:






This confirms that:

BONDHOLDER:

ACN (if applicable):

ADDRESS:

appears in the Register as the holder of the abovementioned Bonds (the "BONDS").

The Bonds are issued by Perpetual Trustees Australia Limited, ACN 000 431 827 (the "TRUSTEE") in its capacity as trustee of the abovementioned Fund (the "FUND") pursuant to a Master Trust Deed dated [ ] (as amended from time to time) establishing the Superannuation Members' Home Loans Trusts (the "TRUST DEED").

The Bonds are issued subject to the provisions of the Trust Deed, the

                                      123.


Supplementary Bond Terms in relation to the Bonds [and the Security Trust Deed dated [__________] in relation to the Fund]. A copy of the Trust Deed, the Supplementary Bond Terms [and the Security Trust Deed] are available for inspection by Bondholders at the offices of Superannuation Members' Home Loans Limited, ACN 005 964 134 (the "MANAGER") at [_____].

The Trustee's liability to make payments in respect of the Bonds is limited to its right of indemnity from the assets of the Fund from time to time available to make such payments pursuant to the Trust Deed. All claims against the Trustee in relation to the Bonds may only be satisfied out of the assets of the Fund except in the case of (and to the extent of) any fraud, negligence or wilful default on the part of the Trustee or its officers, employees, agents or delegates. The Trustee shall not be liable to satisfy any obligations or liabilities from its personal assets except (and to the extent) of any fraud, negligence or wilful default on the part of the Trustee or its officers, employees, agents or delegates. Neither the Trustee nor the Manager guarantees the payment of interest or the repayment of principal due on the Bonds.

This Bond Registration Confirmation is not a certificate of title and the Register is the only conclusive evidence of the abovementioned Bondholder's entitlement to Bonds.

Transfers of Bonds must be pursuant to a Bond Transfer in the form contained in
Schedule 4 to the Trust Deed (copies of which are available from the Trustee at its abovementioned address). Executed Bond Transfers must be submitted to the Trustee.

Each expression used in this Bond Registration Confirmation that is not defined herein has the same meaning as in the Trust Deed.


Dated:

For and on behalf of Perpetual Trustees Australia Limited



.................................                ................................
Authorised Signatory                            Authorised Signatory

                                      124.


                                   SCHEDULE 3

                    SECURITISATION FUND BOND ISSUE DIRECTION

TO:    Perpetual Trustees Australia Limited, ACN 000 431 827 (the "TRUSTEE").

FROM:  Superannuation Members' Home Loans Limited, ACN 005 964 134 (the
       "MANAGER").

1.     PROPOSAL TO ISSUE BONDS

Pursuant to clause 7.2(a) of the Trust Deed dated [________] (as amended from time to time) establishing the Superannuation Members' Home Loans Trusts (the "TRUST DEED") the Manager hereby proposes and directs in this Securitisation Fund Bond Issue Direction (the "BOND ISSUE DIRECTION") that the Trustee on [______] (the "BOND ISSUE DATE") will:

(i) Hold as trustee of the Superannuation Members' Home Loans Securitisation Fund No. [__] (the "SECURITISATION FUND") on the terms of the Trust Deed the benefit of the Portfolio of Mortgages specified in Annexure "A" hereto (the "PORTFOLIO OF MORTGAGES") which currently form part of the Superannuation Members' Home Loans Origination Fund No. [__] (the "ORIGINATION FUND").

(ii) Issue as trustee of the Securitisation Fund the Bonds specified below (the "PROPOSED BONDS"):

       (a) The name(s), total principal amount, total number and Subscription Amount of the proposed Bonds are as follows:

              1.    name(s):

              2.    total principal amount:

              3.    total number:

              4.    Subscription Amount:

       (b) The proposed Bonds [will/will not] constitute a Class separate from any other Bonds previously issued by the Trustee as trustee of the Securitisation Fund or from any other proposed Bonds referred to in this Bond Issue Direction.

              [The details of each Class are as follows:

                                      125.


              (here specify information in (a) above for each Class)]

2.     PROCEEDS OF ISSUE

For the purposes of clause 7.3(a)(vi) of the Trust Deed, the Trustee shall hold the amount of [$______] as trustee of the Origination Fund from the proceeds of the issue of the proposed Bonds pursuant to clause 7.8(f)(i) of the Trust Deed.

3.     SECURITY TRUST DEED, ENHANCEMENTS AND INTEREST HEDGES

For the purposes of clause 7.3(a)(vi) of the Trust Deed:

(i) A Security Trust Deed for the Securitisation Fund [must/need not] be put in place prior to the Bond Issue Date.

(ii) The following Enhancements and Interest Hedges must be effected prior to the Bond Issue Date:

4.     SUPPLEMENTARY BOND TERMS

The Supplementary Bond Terms for the proposed Bonds [each Class of the proposed Bonds] are contained [in the attached duly completed Supplementary Bond Terms Notice/in the Supplementary Bond Terms Notice attached to the Bond Issue Direction dated [_______]].

[5.    MANAGER'S CERTIFICATIONS

For the purposes of clause 7.7(a) of the Trust Deed, but subject to the Trust Deed, the Manager certifies to the Trustee that:

(i) This Bond Issue Direction, and each accompanying Supplementary Bond Terms Notice, complies with the Trust Deed.

(ii) To the best of the Manager's knowledge, the details of the Portfolio of Mortgages in Annexure "A" conform with the details in the Register in respect of that Portfolio of Mortgages.]

6.     INTERPRETATION

Each expression used in this Bond Issue Direction that is not defined herein has

                                      126.


the same meaning as in the Trust Deed.

Dated:

For and on behalf of Superannuation Members' Home Loans Limited



.................................                ................................
Authorised Signatory                            Authorised Signatory

                                      127.


                                   SCHEDULE 4

                          BOND TRANSFER AND ACCEPTANCE

              THE SUPERANNUATION MEMBERS' HOME LOANS [ORIGINATION/
                          SECURITISATION] FUND NO. [__]


                                                               ---------------
To:    Perpetual Trustees Australia Limited,       Registry     Date Lodged
       ACN 000 431 827 (the "TRUSTEE")                Use          /   /
                                                     Only      ---------------


                                        ---------------------------------------
TRANSFEROR
                                        ---------------------------------------
(Full Name, ACN (if applicable)
and Address)
                                        ---------------------------------------
(Please Print)
                                        ---------------------------------------

HEREBY APPLIES TO ASSIGN
AND TRANSFER TO
                                        ---------------------------------------
TRANSFEREE
                                        ---------------------------------------
(Full Name, ACN (if applicable)
and Address)
                                        ---------------------------------------
(Please Print)
                                        ---------------------------------------

                                        ---------------------------------------
                                            and its/their executors,
                                            administrators or assigns


The following Bonds in the Superannuation Members' Home Loans
[Origination/Securitisation] Fund No. [__]
Number of Bonds:
Name:
[Class]:
[Face Value/Outstanding Principal Balance]:
Interest Payment Dates:
[Principal Amortisation  Dates]:
Final Maturity Date:           /     /


                                                         ----------------------
                                                          Settlement Amount

                                                          $
                                                         ----------------------


and all my/our/its property and interests in rights to same and to the interest accrued thereon

                                      128.


TRANSFEROR
           --------------------------------------------------------------------
(Signature: see Notes)

WITNESS                                                        Date    /   /
           ---------------------------------------------------


TRANSFEREE
           --------------------------------------------------------------------
(Signature: see Notes)

WITNESS                                                        Date    /   /
           ---------------------------------------------------

PAYMENTS
(Tick where appropriate)

--------------------------------------------------------------------------------

 In accordance with existing instructions (existing holders only)
 -----------------------------------------------------------------------------

 -----------------------------------------------------------------------------
 By cheque posted to the above address    By credit to the following account
                                       in
 -----------------------------------------------------------------------------

 -----------------------------------------------------------------------------


 -----------------------------------------------------------------------------

 -----------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Tax File Number (if applicable):
--------------------------------------------------------------------------------

Authorised Signature of Transferee                             Date    /   /
                                  ----------------------------

NOTES:

* The Transferor and the Transferee acknowledge that the transfer of the Bonds specified in this Transfer and Acceptance (the "BONDS") shall only take effect on the entry of the Transferee's name in the Register as the registered owner of the Bonds.

* The Transferee agrees to accept the Bonds subject to the provisions of the Master Trust Deed dated [_______] (as amended from time to time) establishing the Superannuation Members' Home Loans Trusts (the "TRUST Deed"), the Supplementary Bond Terms appearing in the Register in relation to the Bonds [and the Security Trust Deed dated [_______] in relation thereto].

* The Transferee acknowledges that it has independently and without reliance on the Trustee, Superannuation Members' Home Loans Limited, ACN 005 964 134 (the "MANAGER") or any other person (including without reliance on any materials prepared or distributed by any of the foregoing) made its own assessment and investigations regarding its investment in the Bonds.

* The Trustee's liability to make payments in respect of the Bonds is limited to its right of indemnity from the assets of the abovementioned Fund from time to time available to make such payments pursuant to the Trust Deed.

* Where the Transferor and/or the Transferee is a trustee, this Bond Transfer must be

                                      129.


       completed in the name of the trustee and signed by the trustee without reference to the trust.

* Where this Bond Transfer is executed by a corporation, it must be executed either under common seal or under a power of attorney.

* If this Transfer and Acceptance is signed under a power of attorney, the attorney hereby certifies that it has not received notice of revocation of that power of attorney. A certified copy of the power of attorney must be lodged with this Bond Transfer.

*      This Bond Transfer must be lodged with the Trustee for registration.

* The Register will be closed from the close of business on the banking day which is 5 clear banking days prior to, and will be re-opened at the commencement of business on the banking day immediately after, each Interest Payment Date, each Principal Amortisation Date and the Final Maturity Date of the Bonds. The Trustee may with prior notice given in the manner specified in the Trust Deed, close the Register at other times. The total period that the Register may be closed will not exceed 30 banking days (or such other period agreed to by the Manager) in aggregate in any calendar year. No Bond Transfer received after 4.00 pm Sydney time on the day of closure of the Register or whilst the Register is closed will be registered until the Register is re-opened.

* If the Transferee is a non-resident for Australian taxation purposes, withholding tax will be deducted from all interest payments unless an exemption is provided to the Trustee.

*      [Insert any restrictions on the transfer of Bonds.]

[Marking where clause 8.15 applies

The Trustee hereby certifies that the Transferor is inscribed in the Register as the holder of the Bonds specified in this Bond Transfer and that it will not register any transfer of such Bonds other than pursuant to this Bond Transfer before [insert date].


Dated:


For and on behalf of Perpetual Trustees Australia Limited



...................................             .................................
Authorised Signatory                           Authorised Signatory]

                                      130.


                                   SCHEDULE 5

                   NOTICE OF CREATION OF A SECURITISATION FUND



TO:    Perpetual Trustees Australia Limited, ACN 000 431 827 (the "TRUSTEE")


FROM:  Superannuation Members' Home Loans Limited, ACN 005 964 134 (the
       "MANAGER")


Pursuant to clause 4.2(a)(i) of the Master Trust Deed dated [________] between the Trustee and the Manager establishing the Superannuation Members' Home Loans Trusts (as amended from time to time) (the "TRUST DEED") the Manager hereby gives notice of the creation of a Securitisation Fund under the Trust Deed to be known as the "Superannuation Members' Home Loans Securitisation Fund No. [__]" [or such other name as the Manager and the Trustee have agreed pursuant to clause 4.3(b) of the Master Trust Deed].

For the purposes of clause 4.1 of the Trust Deed, the Beneficiary of the abovementioned Securitisation Fund is the Trustee as trustee of [here specify name of relevant Origination Fund; if more than one, specify percentage interests of each Origination Fund].

This Notice of Creation of a Securitisation Fund is accompanied by $100 in accordance with clause 4.2(a)(ii) of the Trust Deed.


Dated:

For and on behalf of Superannuation Members' Home Loans Limited.


...................................             .................................
Authorised Signatory                           Authorised Signatory]

                                      131.



                                   SCHEDULE 6

                           MORTGAGE TRANSFER PROPOSAL


TO:    Perpetual Trustees Australia Limited, ACN 000 431 827 (the "TRUSTEE").

FROM:  Superannuation Members' Home Loans Limited, ACN 005 964 134 (the
       "MANAGER").

Pursuant to clause 10.9(a) of the Trust Deed dated [________] (as amended from time to time) establishing the Superannuation Members' Home Loans Trusts (the "TRUST DEED") the Manager hereby proposes that the Trustee on [________] (the "TRANSFER DATE") substitute the Mortgages currently held by it as trustee of the Superannuation Members' Home Loans [Origination/Securitisation] Fund No [__] and referred to in Part A below (the "OUTGOING MORTGAGE") with another Mortgage or Mortgages which currently is [are] held by [____________] as Mortgage Manager and referred to in Part B below (the "SUBSTITUTE MORTGAGE").

PART A:  THE OUTGOING MORTGAGE

The details of the Outgoing Mortgage are as follows:

LOAN NO   FACE VALUE    MATURITY    RATE OF     CORRESPONDING      CORRESPONDING
                        DATE        INTEREST    INTEREST HEDGE     ENHANCEMENT






PART B:  THE SUBSTITUTE MORTGAGE(S)

The details of the Substitute Mortgage(s) are as follows:

LOAN NO   FACE VALUE    MATURITY    RATE OF     CORRESPONDING      CORRESPONDING
                        DATE        INTEREST    INTEREST HEDGE     ENHANCEMENT






Each expression used in this Mortgage Transfer Proposal that is not defined

                                      132.


herein has the same meaning as in the Trust Deed.

Dated:

For and on behalf of Superannuation Members' Home Loans Limited


...................................             .................................
Authorised Signatory                           Authorised Signatory

                                      133.


                                   SCHEDULE 7

                    NOTICE OF CREATION OF AN ORIGINATION FUND



TO:    Perpetual Trustees Australia Limited, ACN 000 431 827 (the "TRUSTEE")


FROM:  Superannuation Members' Home Loans Limited, ACN 005 964 134 (the
       "MANAGER")


Pursuant to clause 3.3(a)(i) of the Master Trust Deed dated [________] between the Trustee and the Manager establishing the Superannuation Members' Home Loans Trusts (as amended from time to time) (the "TRUST DEED") the Manager hereby gives notice of the creation of an Origination Fund under the Trust Deed to be known as the "Superannuation Members' Home Loans Origination Fund No. [__]" [or such other name as the Manager and the Trustee have agreed pursuant to clause 3.4(b) of the Master Trust Deed].

This Notice of Creation of an Origination Fund is accompanied by $100 in accordance with clause 3.3(a)(ii) of the Trust Deed.


Dated:

For and on behalf of the Superannuation Members' Home Loans Limited.


...................................             .................................
Authorised Signatory                           Authorised Signatory

                                      134.


                                   SCHEDULE 8

                      ORIGINATION FUND BOND ISSUE DIRECTION

TO:    Perpetual Trustees Australia Limited, ACN 000 431 827 (the "TRUSTEE").

FROM:  Superannuation Members' Home Loans Limited, ACN 005 964 134 (the
       "MANAGER").

1.     PROPOSAL TO ISSUE BONDS

Pursuant to clause 7.1(a) of the Trust Deed dated [______] (as amended from time to time) establishing the Superannuation Members' Home Loans Trusts (the "TRUST DEED") the Manager hereby proposes and directs in this Origination Fund Bond Issue Direction (the "BOND ISSUE DIRECTION") that the Trustee [on [_______] (the "BOND ISSUE DATE")/during the period [______] (the "SUBSCRIPTION PERIOD")] will issue as trustee of the Superannuation Members' Home Loans Origination Fund No [__] (the "ORIGINATION FUND") the Bonds specified below (the "PROPOSED BONDS"):

(i) The name(s), total principal amount, total number, Subscription Amount and the portion of the Subscription Amount payable on the Bond Issue Date, of the proposed Bonds are as follows:

       1.     name(s):

       2.     total principal amount:

       3.     total number:

       4.     Subscription Amount:

       5.     the portion of the Subscription Amount payable on the issue of the
              Bonds:

(ii) The proposed Bonds [will/will not] constitute a Class separate from any other Bonds previously issued by the Trustee as trustee of the Origination Fund or from any other proposed Bonds referred to in this Bond Issue Direction.

       [The details of each Class are as follows:

       (here specify information in (a) above for each Class)]

2.     SECURITY TRUST DEED, ENHANCEMENTS AND INTEREST HEDGES

                                      135.


For the purposes of clause 7.3(a)(vi) of the Trust Deed:

(i) A Security Trust Deed for the Origination Fund [must/need not] be put in place prior to the [Bond Issue Date/commencement of the Subscription Period].

(ii) The following Enhancements and Interest Hedges must be effected prior to the [Bond Issue Date/commencement of the Subscription Period]:

3.     SUPPLEMENTARY BOND TERMS

The Supplementary Bond Terms for the proposed Bonds [each Class of the proposed Bonds] are contained [in the attached duly completed Supplementary Bond Terms Notice/in the Supplementary Bond Terms Notice attached to the Bond Issue Direction dated [ ]].

[4.    MANAGER'S CERTIFICATION

For the purposes of clause 7.7(a) of the Trust Deed, but subject to the Trust Deed, the Manager certifies to the Trustee that this Bond Issue Direction, and each accompanying Supplementary Bond Terms Notice, complies with the Trust Deed.]

5.     INTERPRETATION

Each expression used in this Bond Issue Direction that is not defined herein has the same meaning as in the Trust Deed.


Dated:


For and on behalf of Superannuation Members' Home Loans Limited



...................................             .................................
Authorised Signatory                           Authorised Signatory]

                                      136.


                                   SCHEDULE 9

                                  MANAGER'S FEE


1.     For the purposes of this Schedule:

       "FEE PAYMENT DATE" means the 15th day of September, December, March and June in each year (or if such a date is not a Banking Day, the first Banking Day thereafter).

       "FEE PERIOD" means:

       (i) in the case of the first Fee Period, the period commencing on (and including) the date of this Deed and ending on (and including) the first Fee Payment Date thereafter; and

       (ii) in the case of each subsequent Fee Period, the period commencing on and including the day immediately after a Fee Payment Date and ending on (and including) the next Fee Payment Date.

       "VALUATION DATE" means the 15th day of each calendar month.

2. For the purposes of calculating the Manager's Fee the following procedure shall be employed:

       (i)    The Assets of the Funds shall be divided into 2 categories:

              (a) the Mortgages forming part of the Funds (the "MORTGAGE COMPONENT"); and

              (b) the other Authorised Investments of the Funds (the "CASH COMPONENT").

       (ii) On each Valuation Date, the Assets of the Funds shall be valued by the Manager on the following basis:

              (a) the value of the Mortgage Component shall be the aggregate Outstanding Principal Balance of all Mortgages as at the Valuation Date provided that if the Manager has reason to believe that part or all of the Outstanding Principal Balance under a Mortgage is unlikely to be collected in full and that the position is unlikely to improve, then the Manager shall reduce for the purposes of calculating the Manager's Fee the

                                      137.


                     Outstanding Principal Balance on the Mortgage by an amount equal to that part of the Outstanding Principal Balance which the Manager estimates will be unable to be collected; and

              (b)    the value of any investments falling within paragraphs
                     (c)-(i) of the definition of "Authorised Investment" in clause 1.1 shall be the acquisition cost thereof as adjusted to reflect accrued but unpaid income or interest up to (and including) the Valuation Date.

       (iii) Based on the foregoing, the Manager shall determine the aggregate value for all Funds of each of the Mortgage Component and the Cash Component on each Valuation Date.

       (iv) Each of the aggregate values for the Cash Component and the Mortgage Component shall in turn be aggregated for each Valuation Date during a Fee Period and then each of such resulting aggregates shall be averaged by being divided by the number of Valuation Dates during the Fee Period.

       (v) The Manager's Fee shall be calculated for each day during a Fee Period based on the average value of the aggregate of each of the Cash Component and Mortgage Component and at the following rates (subject to below):

              (a)    for the Mortgage Component: 0.75% per annum;

              (b)    for the Cash Component: 0.25% per annum.

       (vi) The amount of the Manager's Fee for the Cash Component and the Mortgage Component for each Fee Period shall then be apportioned to each Fund pro rata and shall be payable by the Trustee as trustee of each Fund in arrears on each Fee Payment Date to the Manager.

4. Whilst Superannuation Members' Home Loans Limited is the Manager, the Manager's Fee for the Cash Component and the Mortgage Component shall be calculated in accordance with the following sliding scales:

       (i)    For the Mortgage Component:

                                      138.



                   VALUE OF MORTGAGE COMPONENT
                   (AS AT THE VALUATION DATE)            MANAGER'S FEE

                   $0 - $150,000,000                     0.75% per annum

                   $150,000,000 - $300,000,000           0.70% per annum

                   $300,000,000 - $450,000,000           0.65% per annum

                   $450,000,000 +                        0.60% per annum.

       (ii)   For the Cash Component:

                   VALUE OF CASH COMPONENT
                   (AS AT THE VALUATION DATE)            MANAGER'S FEE

                   $0 - $150,000,000                     0.25% per annum

                   $150,000,000 - $300,000,000           0.225% per annum

                   $300,000,000 - $450,000,000           0.20% per annum

                   $450,000,000 +                        0.175% per annum.

             The Manager's Fee for the Mortgage Component and the Cash Component shall be calculated for the purposes of this paragraph 4 in bands based on the above sliding scales. If, for example, the value of the Cash Component of all Funds on a Valuation Date is $400,000,000, the Manager's Fee for this category will be 0.25% per annum for the first $150,000,000, 0.225% per annum for the next $150,000,000 and 0.2% per annum for the final $100,000,000.

                                      139.



EXECUTED as a deed.


SIGNED SEALED AND DELIVERED for      )
and on behalf of SUPERANNUATION      )   /s/ A. Wamsterer
MEMBERS' HOME LOANS LIMITED, ACN     )   .....................................
005 964 134, by Anthony Stewart      )   (Signature)
Wamsterer its Attorney under a       )
Power of Attorney dated 1 July 1994  )
and registered Book 4063 No. 14      )
and who declares that he has not     )
received any notice of the           )
revocation of such Power of
Attorney in the presence of:

/s/ David Tennant
.......................................
(Signature of Witness)

David  Mitchell Tennant
.......................................
(Name of Witness in Full)



THE COMMON SEAL of                   )
PERPETUAL TRUSTEES AUSTRALIA         )
LIMITED, ACN 000 431 827,            )
was affixed in accordance with       )
its Articles of Association in       )
the presence of:



/s/ David Rowan White                    /s/ Peter Forsyth Adams
.....................................     .....................................
(Signature of Secretary/Director)        (Signature of Director)

David Rowan White                        Peter Forsyth Adams
.....................................     .....................................
(Name of Secretary/Director in Full)     (Name of Director in Full)